As filed with the Securities and Exchange Commission on April 18, 2018
1933 Act Registration No. 333-179107
1940 Act Registration No. 811-03214
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 10
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 154
Lincoln National Variable Annuity Account C
(Exact Name of Registrant)
Multi-Fund® 5 Retirement Annuity
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2018, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Multi-Fund® 5 Retirement Annuity
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account C
May 1, 2018
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-4LINCOLN (454-6265)
www.LincolnFinancial.com
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on distributions, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment must be an eligible rollover from a qualified plan for which Lincoln Life has agreed to provide a Living Benefit (defined as Rollover Money). In most cases, the prior participant from the qualified plan will be the owner and Annuitant of this contract. Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods.
The fixed account is not available at this time.
You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund

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LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Portfolio
LVIP SSGA Bond Index Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
* Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Guaranteed Benefit the Income Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Guaranteed Benefit, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allo-
cations, transfers, payout option, designates the Beneficiary, etc.). The Contractowner is the Annuitant and in most cases was the participant in a qualified plan.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. See The Contracts – Death Benefit for a description of the Death Benefit.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Guaranteed Benefit.
Guaranteed Annual Income Amount Annuity Payment Option—A payout option available under Guaranteed Benefit in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Income Base—Under Guaranteed Benefit, a value used to calculate the Guaranteed Annual Income amount.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.

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Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Rollover Money—An eligible rollover from a qualified plan that was invested in products or programs offered by Lincoln Life.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase: There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[1]
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	0.60%
Administrative Charge	0.15%
Total Separate Account Expenses	0.75%
Single Life or Joint Life
Living Benefit Rider Charges:
Guaranteed Benefit:[2]
Guaranteed Maximum Charge	2.00%
Current Charge	1.00%
[1]	The mortality and expense risk charge is 0.50% and the administrative charge rate is 0.15% on and after the Annuity Commencement Date.
[2]	As an annualized percentage of the Income Base (established at the time of the contract issue), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased by Excess Withdrawals. See Charges and Other Deductions – Guaranteed Benefit Charge for a discussion of these charges to the Income Base. This charge is deducted from the contract value on a quarterly basis.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
i4LIFE® Advantage without Guaranteed Income Benefit:[1]
Guarantee of Principal Death Benefit	1.05%
[1]	As an annualized percentage of average Account Value, computed daily. This charge is assessed on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions — i4LIFE® Advantage Charge for more information. These charges continue during the Access Period. The i4LIFE® Advantage charge is reduced to 0.95% during the Lifetime Income Period.

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	Single Life	Joint Life
i4LIFE® Advantage Guaranteed Income Benefit:[1]
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.05%	3.05%
Current Charge	1.80%	2.00%
[1]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for Guaranteed Income Benefit is 0.75% of Account Value for the single life option and 0.95% of the Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to i4LIFE® Advantage charges to comprise the total charges reflected in the table. During the Lifetime Income Period the Guaranteed Income Benefit charges are added to the i4LIFE® Advantage charge of 0.95%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2017, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	2.01%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.60%	1.25%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2019. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE® Advantage with Guarantee of Principal Death Benefit and Guaranteed Benefit at the guaranteed maximum charge are at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$550	$1,640	$2,720	$5,372
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$550	$1,640	$2,720	$5,372
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The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the Guarantee of Principal Death Benefit and Guaranteed Benefit in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$522	$1,561	$2,596	$5, 162
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$522	$1,561	$2,596	$5, 162
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account, when available. The fixed account is not currently available. It is designed to be an Individual Retirement Annuity (IRA) purchased with Rollover Money. This contract will be issued with the Guaranteed Benefit rider. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.
Who can purchase this contract? This contract is available to individuals who will purchase an IRA contract with Rollover Money from a qualified plan. To be eligible to purchase this contract, the money must have been invested in a group variable annuity with a guaranteed minimum withdrawal benefit sold by Lincoln Life to the qualified plan.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
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The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
Charges may also be imposed during the Annuity Payout period. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? Your Beneficiary will receive the Death Benefit proceeds. Your Beneficiary has options as to how the Death Benefit is paid. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. The fixed account is not available at this time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Guaranteed Benefit) or a minimum Annuity Payout (i4LIFE® Advantage). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
What is Guaranteed Benefit? Guaranteed Benefit is a rider with an additional charge which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. The initial Income Base is calculated by Lincoln based on guarantees provided by the Lincoln group annuity contract issued to your employer’s retirement plan. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts – Guaranteed Benefit. You may not simultaneously elect Guaranteed Benefit and another one of the Living Benefit Riders. By electing this benefit you will be subject to Investment Requirements. See The Contracts – Investment Requirements.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit and whether or not the Guaranteed Income Benefit is in effect.
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What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts – Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE® Advantage with the Guaranteed Income Benefit. See The Contracts – i4LIFE® Advantage with Guaranteed Income Benefit.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Since no sales of this product occurred before the date of this prospectus, financial information for the Subaccounts is not included in this prospectus or in the SAI.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
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The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2017 financial statements of the VAA and the December 31, 2017 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-4LINCOLN (454-6265).
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Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds.
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Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(3)
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.(2)
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(3)
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(3)
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(3)
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(3)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
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•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.(3)
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(2)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(2)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(3)
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(3)
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(3)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(3)
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital.(2)
(1)	Investments in Delaware Investments VIP Series or LVIP Delaware Funds managed by Delaware Management Company, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds, the repayment of capital from the Series or Funds, or any particular rate of return. In addition, performance is not guaranteed with respect to any of the other funds offered under the contract.
(2)	The fund’s risk management style is not a guarantee, and the fund’s shareholders may experience losses. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets. The use of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
(3)	The fund’s managed volatility strategy is not a guarantee, and the fund’s shareholders may experience losses. The fund employs hedging strategies designed to reduce overall portfolio volatility. The use of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will
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monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
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The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
Guarantee of Principal Death Benefit
Mortality and expense risk charge	0.60%
Administrative charge	0.15%
Total annual charge for each Subaccount*	0.75%
Rider Charges
A fee or expense is also deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Guaranteed Benefit Charge. While this rider is in effect, there is a charge for Guaranteed Benefit. The current annual rider charge rate is 1.00% (0.25% quarterly).
The charge is based on the Income Base (which is established at contract issue) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders – Guaranteed Benefit – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders – Guaranteed Benefit – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero, no further rider charge will be deducted.
i4LIFE® Advantage Charge. i4LIFE® Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 1.05% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; During the Lifetime Income Period, the charge rate is 0.95%. This rate consists of a mortality and expense risk charge, and an administrative charge. This charge rate replaces the Separate Account Annual Expenses for the base contract. If i4LIFE® is elected at any point after the contract has been issued, i4LIFE® will become effective as of the next valuation date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.
i4LIFE® Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE® Advantage is subject to a current annual charge rate of 0.75% of the Account Value for the single life option and
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0.95% of the Account Value for the joint life option, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.80% for the single life option and 2.00% for the joint life option of the i4LIFE® Advantage Guarantee of Principal Death Benefit.
The Guaranteed Income Benefit charge rate will not change until there is an automatic step up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.00% of the Account Value (the i4LIFE® Advantage charge rate will not change). If we automatically administer the step-up for you and your charge rate is increased, we will notify you in writing. You may contact us at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis we will decrease the charge rate to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue as long as i4LIFE® Advantage is in effect.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk and administrative charge rate of 0.65% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by
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our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
Since you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth. In addition, this contract may be more expensive than the product that was previously purchased in your qualified plan, even if the underlying investments are similar. By rolling out of the qualified plan and purchasing this IRA contract, you will no longer have the plan trustee to look after your interests and certain features, such as loans, will not be available to you.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment must be made using Rollover Money from a qualified plan. Additional Purchase Payments may be made with qualified money from any qualified source. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will
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not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit; or
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a fixed account is $2,000, subject to state approval.
Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from
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Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
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Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
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In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS) and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the appropriate election form
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that is available from our Home Office or call 1-800-4LINCOLN (454-6265). These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Death Benefit Before the Annuity Commencement Date
If the Contractowner or Annuitant dies prior to the Annuity Commencement Date, a Guarantee of Principal Death Benefit may be payable. If you have elected i4LIFE® Advantage, a different Death Benefit option will apply. If the Contractowner is a corporation or other non-individual, the death of the Annuitant will be treated as the death of the Contractowner.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary. You may pre-select an annuity payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
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Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
The Guarantee of Principal Death Benefit paid to your designated Beneficiary will be the greater of:
1.	The Contract Value on the Valuation Date the Death Benefit is approved by us for payment; or
2.	The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Guaranteed Benefit may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts — Guaranteed Benefit).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
1.	If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
2.	If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
As long as either the Guaranteed Benefit rider or i4LIFE® Advantage with the Guaranteed Income Benefit rider is in effect, you will be subject to Investment Requirements. This means you will be limited in how much you can invest in certain Subaccounts of your contract. You must comply with the Investment Requirements during the period of time you own the rider (the minimum time period for ownership, if any, is specified in the termination section of each rider). After that period, if you no longer comply with the Investment Requirements, the rider will be terminated. We impose Investment Requirements to reduce the risk of investment losses that may require use to use our own assets to make guaranteed payments under a Living Benefit Rider.
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Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
You can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value in accordance with your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the LVIP SSGA Bond Index Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
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At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
	LVIP U.S. Growth Allocation Managed Risk Fund	No Subaccounts at this time.
The fixed accounts are not available with these riders.
As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP Diversified Income Series
•	Delaware VIP Limited-Term Diversified Income Series
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund

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•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Guaranteed Benefit) or a minimum Annuity Payout (i4LIFE Advantage Guaranteed Income Benefit). You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on that contract’s effective date.
Guaranteed Benefit
The Guaranteed Benefit, a Living Benefit Rider, provides:
•	Guaranteed lifetime periodic withdrawals (for you and your spouse if joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to the Annuitant’s age 60 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.
The Guaranteed Benefit rider is part of your annuity contract at the time of issue. You must have this rider on your contract to maintain the guarantees carried over from the Lincoln contract issued to your employer’s plan. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. If you elected a measuring life option (single or joint) under the Lincoln group annuity contract issued to your employer’s plan, that same election must be made in this contract. Otherwise you must elect the measuring life option when you purchase this contract. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. At the time this contract is purchased, we will calculate the initial Income Base, based on the guarantees provided in the Lincoln group annuity contract issued to your plan. The Income Base will be increased by subsequent Purchase Payments, Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the Annuitant reaches age 60. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
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Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to the Annuitant’s age 60 or that are not payable to the original Contractowner or original Contractowner’s bank account are defined as Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. These options are discussed below in detail.
Availability. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected.
The Guaranteed Benefit will limit your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements. In addition, the fixed account is not available. See Investment Requirements.
The rider will be effective on the contract’s effective date.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. We will calculate the initial Income Base based on the guarantees provided in the Lincoln group annuity contract issued to your plan. Any additional amounts deposited into the contract at the time this contract is purchased will be added to this calculated Income Base. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts – Guaranteed Benefit.
If you were already receiving a guaranteed annual amount from your employer’s Lincoln group annuity contract, then we will calculate the initial Income Base to an amount that will provide this same level of annual income under this contract based on your age (or the age of the younger spouse if the joint life option is in effect) on the effective date of this rider.
If you had not begun to receive a guaranteed annual amount from your employer’s Lincoln group annuity contract and the single life option is elected, then we will calculate the initial Income Base that will provide the same annual amount that you would have received at the age you were eligible to receive a non-reduced annual guaranteed amount in accordance with the terms of your employer’s plan. If you elect the joint life option, the rates will be based on the age of the younger spouse and a reduction will be applied to cover both lives. In all cases, if your initial rollover amount is larger than this calculated Income Base, your Income Base will equal the rollover amount.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. After additional Purchase Payments exceed $100,000, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments and Automatic Annual Step-ups are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Guaranteed Benefit Charge.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge), plus any Purchase Payments made on that date is equal to or greater than the Income Base.
Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions –Rider Charges – Guaranteed Benefit Charge.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the
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percentage charge increases if you do not want the Step-up. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups will work (assuming no withdrawals or additional purchase payments):
	Contract Value	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	$50,000	N/A
1st Benefit Year Anniversary	$54,000	$54,000	Yes
2nd Benefit Year Anniversary	$53,900	$54,000	No
3rd Benefit Year Anniversary	$57,000	$57,000	Yes
4th Benefit Year Anniversary	$64,000	$64,000	Yes
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. Generally, under both the single life and joint life options, the Contractowner must be age 60 before Guaranteed Annual Income withdrawals can begin.
The initial Guaranteed Annual Income amount is calculated upon purchase of this product. If you are under age 60 at time this product is purchased, the initial Guaranteed Annual Income amount will be zero. The only exception to this occurs if the participant elected a joint life option under the employer’s plan and a surviving spouse does a rollover to this individual contract after a death or a former spouse owns this contract pursuant to a qualified domestic relations order and the terms of the prior annuity contract. The surviving or former spouse can elect a single life option with the joint life rates to begin withdrawals. If you are age 60 or older at the time of purchase, the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase this product at age 60, your Guaranteed Annual Income percentage is 4%. If you waited until you were 66 (single life option) to make your first withdrawal, your Guaranteed Annual Income percentage would be 4.50%. After the first Benefit Anniversary, we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages
Age (single life option)	Guaranteed Annual Income amount percentage (single life option)
60-64	4.00%
65-69	4.50%
70+	5.00%

Age (joint life option – younger of you or your spouse’s age)	Guaranteed Annual Income amount percentage (joint life option)*
45-54	2.50%
55-59	3.00%
60-64	3.50%
65-69	4.00%
70-74	4.50%
75+	5.00%
*If the joint life option was elected under the employer’s Lincoln Group annuity contract, these rates are also available to, 1) a surviving spouse or a participant who does a rollover to this contract upon the death of one of the covered lives or 2) an ex-spouse who owns this contract pursuant to a qualified domestic relations order and wishes to begin withdrawals of the Guaranteed Annual Income amounts.
If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income
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Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider’s effective date, and has a rollover of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
During the first year, the Automatic Annual Step-up increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without the Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to the Annuitant’s age 60 or that are not payable to the original Contractowner or original Contractowner’s bank account.
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The Contractowner who is age 67 (single life option) makes a $12,000 withdrawal which causes a $12,370 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
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Income Base = $85,000
Guaranteed Annual Income amount = $3,825 (4.5% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Guaranteed Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,825 and the Income Base is not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Income Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Income Base is reduced by 14.55274%, the same proportion that the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Income Base = $72,630 ($85,000 x 14.55274% = $12,370; $85,000 - $12,370 = $72,630).
Guaranteed Annual Income amount = $3,268 (4.5% of $72,630 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $72,630
Guaranteed Annual Income amount = $3,268 (4.5% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value.
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. The final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. The Guaranteed Benefit has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowner or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the Guaranteed Benefit does not impact the Death
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Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, the Guaranteed Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Guaranteed Benefit if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Guaranteed Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. The Contractowner may terminate the rider at any time by notifying us in writing of the request to terminate or by failing to adhere to the Investment Requirements. Guaranteed Benefit will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or
•	on the election of i4LIFE® Advantage; or
•	upon the death under the single life option or the death of the surviving spouse under the joint life option; or
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon change of ownership of the contract; or
•	if an Excess Withdrawal causes the Income Base to be reduced to zero; or
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. Withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payments option of the Guarantee of Principal Death Benefit on a dollar for dollar basis. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value.
The following example demonstrates how a withdrawal will reduce the Guarantee of Principal Death Benefit:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Values before withdrawal is the greater of a) or b) described in detail in this prospectus:
a)	Contract Value $80,000
b)	Sum of Purchase Payments $100,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a)	$80,000 - $9,000 = $71,000 (reduction $9,000)
b)	$100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
$95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Proportional reduction of Excess Withdrawal. Total reduction = $10,067.
Item b) provides the largest Death Benefit of $89,933.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge. The election of i4LIFE® Advantage will terminate any Guaranteed Income Benefit.
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i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charges.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. You may not elect i4LIFE® Advantage if the Guaranteed Benefit is in effect. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or before the Annuity Commencement Date.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently, the length of time between your current age and age 100) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective , less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
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Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (AIR). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. The Regular Income Payments will be recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement date anniversaries.
For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For qualified contracts, if the Annuitant (and Secondary Life) dies during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
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•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 X 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
General Death Benefit Provisions. Following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
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If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit is available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
There is no guarantee that the i4LIFE® Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders.
i4LIFE® Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your
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Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first Regular Income Payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
1/1/2013 Amount of initial Regular Income Payment	$4,801
1/1/2013 Account Value at election of Guaranteed Income Benefit	$100,000
1/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value)	$4,000
1/1/2014 Recalculated Regular Income Payment	$6,000
1/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
At the time of a step-up of the Guaranteed Income Benefit the i4LIFE® Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period required for Guaranteed Income Benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
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•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE® Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payments will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) annuity contracts. The contractowner must be under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualifed contracts, you may not terminate i4LIFE® Advantage once you have elected it.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Guaranteed Benefit may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
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Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantageor the Guaranteed Annual Income Amount Annuity Payout Option under the Guaranteed Benefit.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
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•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See the Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
The fixed account is not currently available.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
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•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal .
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into a selling agreement with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. While the Principal Underwriter has the legal authority to make payments to LFN, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties. We pay LFD a wholesaling allowance for distribution of the contract.
Compensation Paid to LFN. No commissions are paid to LFN in connection with the sale of this contract. However, Lincoln Life pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN’s management team; advertising expenses; and all other expenses of distributing the contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses and insurance benefits
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that we may provide jointly with LFN. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. The payment of bonuses to the registered representatives and their managers may provide them incentives to recommend the contract for purchase. You may wish to take such payment arrangement into account when considering and evaluating any recommendation relating to the contract. Additional information relating to compensation paid in 2015 is contained in the SAI.
Compensation Paid to Other Parties. A marketing expense allowance is paid to American Funds Distribution (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of Purchase Payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-4LINCOLN (454-6265).
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Deferral on Earnings
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The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The annuity commencement date must not occur near the end of the annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
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The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
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The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract
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Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial
46

position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
47

Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Multi-Fund® 5 Retirement Annuity
Lincoln National Variable Annuity Account C

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C Multi-Fund® 5 Retirement Annuity.
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340.
48

Multi-Fund® 5 Retirement Annuity
Lincoln National
Variable Annuity Account C  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund® 5 Retirement Annuity prospectus of Lincoln National Variable Annuity Account C dated May 1, 2018. You may obtain a copy of the Multi-Fund® 5 Retirement Annuity prospectus on request and without charge. Please write Multi-Fund® Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-4LINCOLN (454-6265).

This SAI is not a prospectus.
The date of this SAI is May 1, 2018.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln National Variable Annuity Account C comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $52,627,712, $50,220,013 and $42,343,761 to LFN and Selling Firms in 2015, 2016 and 2017 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and

•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.

At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2017 financial statements of the VAA and the December 31, 2017 consolidated financial statements of Lincoln Life appear on the following pages.

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2017 and 2016, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Adoption of New Accounting Standard

As discussed in Note 1 to the consolidated financial statements, in 2017 the Company changed its method of accounting for goodwill impairment.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2018

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2017	2016
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2017 – $85,802; 2016 – $83,290)	$93,340	$87,866
Variable interest entities’ fixed maturity securities (amortized cost: 2017 – $0; 2016 – $200)	-	200
Equity securities (cost: 2017 – $247; 2016 – $260)	246	275
Trading securities	1,533	1,624
Mortgage loans on real estate	10,662	9,761
Real estate	11	12
Policy loans	2,379	2,429
Derivative investments	845	900
Other investments	2,006	2,034
Total investments	111,022	105,101
Cash and invested cash	947	2,057
Deferred acquisition costs and value of business acquired	8,408	9,143
Premiums and fees receivable	394	428
Accrued investment income	1,052	1,029
Reinsurance recoverables	6,515	6,810
Reinsurance related embedded derivatives	-	58
Funds withheld reinsurance assets	598	623
Goodwill	1,368	2,273
Other assets	7,349	6,132
Separate account assets	144,219	128,397
Total assets	$281,872	$262,051

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$22,063	$20,681
Other contract holder funds	79,481	78,106
Short-term debt	10	280
Long-term debt	2,374	2,549
Reinsurance related embedded derivatives	51	-
Funds withheld reinsurance liabilities	4,348	4,827
Deferred gain on business sold through reinsurance	41	67
Payables for collateral on investments	4,354	4,910
Other liabilities	6,486	6,414
Separate account liabilities	144,219	128,397
Total liabilities	263,427	246,231

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,713	10,696
Retained earnings	4,405	3,342
Accumulated other comprehensive income (loss)	3,327	1,782
Total stockholder’s equity	18,445	15,820
Total liabilities and stockholder’s equity	$281,872	$262,051

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Insurance premiums	$3,018	$2,579	$2,825
Fee income	5,369	5,171	4,960
Net investment income	4,760	4,631	4,611
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(18)	(141)	(75)
Portion of loss recognized in other comprehensive income	-	41	25
Net other-than-temporary impairment losses on securities recognized in earnings	(18)	(100)	(50)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(438)	(410)	(172)
Total realized gain (loss)	(456)	(510)	(222)
Amortization of deferred gain on business sold through reinsurance	18	69	69
Other revenues	439	403	440
Total revenues	13,148	12,343	12,683
Expenses
Interest credited	2,558	2,527	2,472
Benefits	4,818	4,247	4,529
Commissions and other expenses	3,967	4,005	4,109
Interest and debt expense	126	116	105
Strategic digitization expense	43	8	-
Impairment of intangibles	905	-	-
Total expenses	12,417	10,903	11,215
Income (loss) before taxes	731	1,440	1,468
Federal income tax expense (benefit)	(1,287)	267	295
Net income (loss)	2,018	1,173	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	1,547	692	(2,090)
Funded status of employee benefit plans	(2)	(1)	2
Total other comprehensive income (loss), net of tax	1,545	691	(2,088)
Comprehensive income (loss)	$3,563	$1,864	$(915)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Common Stock
Balance as of beginning-of-year	$10,696	$10,677	$10,652
Stock compensation/issued for benefit plans	17	19	25
Balance as of end-of-year	10,713	10,696	10,677

Retained Earnings
Balance as of beginning-of-year	3,342	3,118	3,066
Net income (loss)	2,018	1,173	1,173
Dividends declared	(955)	(949)	(1,121)
Balance as of end-of-year	4,405	3,342	3,118

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,782	1,091	3,179
Other comprehensive income (loss), net of tax	1,545	691	(2,088)
Balance as of end-of-year	3,327	1,782	1,091
Total stockholder’s equity as of end-of-year	$18,445	$15,820	$14,886

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Cash Flows from Operating Activities
Net income (loss)	$2,018	$1,173	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(17)	55	(176)
Trading securities purchases, sales and maturities, net	120	165	143
Change in premiums and fees receivable	34	(49)	101
Change in accrued investment income	19	8	(18)
Change in future contract benefits and other contract holder funds	(2,062)	(2,036)	868
Change in reinsurance related assets and liabilities	1,001	542	(1,060)
Change in federal income tax accruals	(1,502)	146	170
Realized (gain) loss	456	511	222
Amortization of deferred gain on business sold through reinsurance	(18)	(69)	(69)
Change in cash management agreement	(277)	(66)	351
Impairment of intangibles	905	-	-
Other	177	262	45
Net cash provided by (used in) operating activities	854	642	1,750

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(9,887)	(10,791)	(8,858)
Sales of available-for-sale securities	1,773	3,076	1,329
Maturities of available-for-sale securities	5,790	5,290	4,265
Purchases of alternative investments	(357)	(302)	(324)
Sales and repayments of alternative investments	184	238	177
Proceeds from affiliate transfer of alternative investments	66	-	-
Issuance of mortgage loans on real estate	(2,047)	(2,127)	(1,944)
Repayment and maturities of mortgage loans on real estate	1,145	877	816
Issuance and repayment of policy loans, net	49	91	125
Net change in collateral on investments and derivatives	(374)	435	638
Proceeds from sale of subsidiary/business	-	-	75
Other	(123)	(99)	(78)
Net cash provided by (used in) investing activities	(3,781)	(3,312)	(3,779)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(290)	(250)	(4)
Issuance of long-term debt, net of issuance costs	75	-	-
Issuance (payment) of short-term debt	(270)	190	88
Proceeds from sales leaseback transaction	62	85	47
Deposits of fixed account values, including the fixed portion of variable	10,775	10,030	10,745
Withdrawals of fixed account values, including the fixed portion of variable	(5,764)	(5,449)	(6,062)
Transfers to and from separate accounts, net	(1,787)	(1,308)	(2,474)
Common stock issued for benefit plans	(29)	(22)	(14)
Dividends paid	(955)	(949)	(1,121)
Net cash provided by (used in) financing activities	1,817	2,327	1,205

Net increase (decrease) in cash and invested cash	(1,110)	(343)	(824)
Cash and invested cash as of beginning-of-year	2,057	2,400	3,224
Cash and invested cash as of end-of-year	$947	$2,057	$2,400

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default.  Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  Prior to October 1, 2017, we performed a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  In Step 1 of the evaluation, if the fair value estimate of the reporting unit was greater than the carrying value, then the carrying value of the reporting unit was deemed to be recoverable, and Step 2 was not required.  If the fair value estimate was less than the carrying value, we applied Step 2 to determine the implied fair value of goodwill for the reporting unit.  If the implied fair value of the reporting unit’s goodwill was lower than its carrying amount, goodwill was impaired and written down to its fair value.

Effective with our early adoption of new accounting guidance for goodwill impairment during the fourth quarter of 2017, as discussed in Note 2, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2017 and 2016, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $57 million, $59 million and $67 million for the years ended December 31, 2017,  2016 and 2015, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We recognized the gain related to these transactions over the period over which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2015 through 2017 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S.  consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  We adopted the guidance in this ASU prospectively.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  We adopted this ASU using a modified retrospective basis applied to existing debt instruments.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying a quantitative test (referred to in previous guidance as Step 1).  As part of the quantitative test, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

Early adopted as of our October 1, 2017 goodwill impairment measurement date. There were no impairment indicators during the first three quarters of 2017.

We recognized a goodwill impairment of $905 million during the fourth quarter of 2017 related to our Life Insurance segment reported in the impairment of intangibles line item on our Consolidated Statements of Comprehensive Income (Loss).  For more information regarding our goodwill impairment, see Note 10.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although these amendments will supersede nearly all existing revenue recognition guidance under GAAP, ASU 2014-09 will not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.  Retrospective, or modified retrospective, application is required.

January 1, 2018

Our revenue within the scope of this standard primarily includes commissions and advisory fees earned by our broker dealer operation.  We will adopt this ASU using the modified retrospective method.  The adoption of ASU 2014-09 will not have a material impact on our consolidated financial condition or results of operations.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments will be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings in the period of adoption.  Financial statement disclosures will be updated prospectively.

January 1, 2018

The current carrying value of our equity securities within the scope of ASU 2016-01 is $110 million. Upon adoption, we will prospectively recognize the change in fair value of these equity securities in current period earnings. The cumulative effective adjustment of adopting ASU 2016-01 will not have a material impact on our consolidated financial condition.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We continue to gather information to determine our leases that are within the scope of this standard. We do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We will amend classifications in our Consolidated Statements of Cash Flows upon adoption of this ASU.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	This amendment is not expected to have a material impact on our consolidated financial condition or results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

These amendments require that an entity report the service cost component of employee pension and postretirement benefit plans in the same line item as other compensation costs from services rendered by the applicable employees during the period.  The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations.  ASU 2017-07 requires retrospective adoption related to the presentation of net periodic pension cost and postretirement benefit cost.

		January 1, 2018	The adoption of this ASU will not have an effect on our consolidated financial condition or results of operations.
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-09, Compensation – Stock Compensation: Scope of Modification Accounting

These amendments provide guidance when changes to the terms or conditions of a share-based payment award would require modification accounting.  An entity should account for the effects of a modification unless the following are the same immediately before and after the modification:  (a) the fair value of the award, (b) the vesting conditions of the award and (c) the classification of the award as an equity instrument or a liability instrument.  These amendments are to be applied prospectively to awards modified on or after the effective date.  Early adoption is permitted.

		January 1, 2018	The impacts of adopting this standard are prospective. The adoption of this ASU will not impact our consolidated financial condition or results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.
ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments allow a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (the “Tax Act”) of 2017.  An entity that elects to reclassify these amounts must reclassify the stranded tax effects related to the change in the federal corporate income tax rate for all items accounted for in OCI.  Additional disclosures will be required for entities that elect to reclassify stranded tax effects.  The ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years and early adoption is permitted.  An entity that elects to early adopt in an annual or interim period after the period of enactment can choose to apply the ASU retrospective to each period impacted or in the period of adoption.

		January 1, 2018	Upon adoption of this ASU, we will reclassify approximately $600 million of stranded tax effects resulting from the new federal income rate from AOCI to retained earnings.

3.  Dispositions

Lincoln Financial Media Company

On July 16, 2015, we closed on the sale of Lincoln Financial Media Company to Entercom Communications Corp.  (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.    During 2015, we recognized a loss of $2 million, after-tax, reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) related to finalizing the transaction.

4.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We invested in the Class 1 notes of a credit-linked note (“CLN”) structure, which represented a special purpose trust combining ABS with credit default swaps to produce multi-class structured securities.

Because the note holders did not have voting rights or similar rights, we determined that the entity issuing the CLN was a VIE, and as a note holder, our interest represented a variable interest.  We had the power to direct the most significant activity affecting the performance of the CLN structure and we had the ability to actively manage the reference portfolios underlying the credit default swaps.  We concluded that we were the primary beneficiary of the VIE associated with the CLN.

As of March 2017, our $200 million CLN matured ending our exposure to this VIE.  We no longer reflect the assets and liabilities associated with this VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2017			As of December 31, 2016
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$-	N/A	$-	$200
Credit default swaps	-	-	-	1	200	-
Total assets	-	$-	$-	1	$200	$200

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon our review of our VIE AFS fixed maturity security for OTTI, there was no impairment prior to maturity in March 2017.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2017	2016
Non-Qualifying Hedges
Credit default swaps	$-	$4
Contingent forwards	-	-
Total non-qualifying hedges (1)	$-	$4

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2017, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.4 billion and $1.3  billion as of December 31, 2017 and 2016, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $31  million and $37 million as of December 31, 2017 and 2016, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million for the years ended December 31, 2017 and 2016.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2017.

5.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs’ fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2017, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,268	$3,305
Due after one year through five years	17,472	18,099
Due after five years through ten years	17,059	17,708
Due after ten years	42,604	48,610
Subtotal	80,403	87,722
Structured securities (ABS, MBS, CLOs)	5,399	5,618
Total fixed maturity AFS securities	$85,802	$93,340

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable
preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $669 million for the year ended December 31, 2017.  As discussed further below, we believe the unrealized loss position as of December 31, 2017, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2017, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2017, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$411	$363	$360
Increases attributable to:
Credit losses on securities for which an OTTI
was not previously recognized	13	83	19
Credit losses on securities for which an OTTI
was previously recognized	7	16	15
Decreases attributable to:
Securities sold, paid down or matured	(73)	(51)	(31)
Balance as of end-of-year	$358	$411	$363

During 2017,  2016 and 2015, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2017
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$17	$7	$24	$31
ABS	173	26	199	102
RMBS	245	21	266	178
CMBS	13	2	15	39
CLOs	11	5	16	5
State and municipal bonds	-	-	-	3
Total	$459	$61	$520	$358

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2017	2016
Fixed maturity securities:
Corporate bonds	$1,250	$1,275
ABS	15	19
U.S. government bonds	115	164
Foreign government bonds	23	23
RMBS	85	95
CMBS	2	2
CLOs	3	6
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	23
Total trading securities	$1,533	$1,624

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2017,  2016 and 2015,  was $8  million, $(3) million and $(96)  million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 21% and 20%, respectively, and Texas, which accounted for 12% and 11%, respectively, of mortgage loans on real estate as of December 31, 2017 and 2016.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2017	2016
Current	$10,662	$9,762
60 to 90 days past due	-	-
Greater than 90 days past due	3	-
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Unamortized premium (discount)	-	1
Total carrying value	$10,662	$9,761

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2017	2016
Number of impaired mortgage loans on real estate	3	2

Principal balance of impaired mortgage loans on real estate	$11	$7
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Carrying value of impaired mortgage loans on real estate	$8	$5

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$2	$2	$3
Additions	1	-	-
Charge-offs, net of recoveries	-	-	(1)
Balance as of end-of-year	$3	$2	$2

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Average carrying value for impaired
mortgage loans on real estate	$6	$6	$17
Interest income recognized on impaired
mortgage loans on real estate	-	-	1
Interest income collected on impaired
mortgage loans on real estate	-	-	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

	As of December 31, 2017			As of December 31, 2016
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$9,563	89.7%	2.27	$8,604	88.1%	2.16
65% to 74%	1,000	9.4%	1.94	1,009	10.3%	1.87
75% to 100%	91	0.8%	0.97	143	1.5%	0.86
Greater than 100%	8	0.1%	0.82	5	0.1%	1.04
Total mortgage loans on real estate	$10,662	100.0%		$9,761	100.0%

Alternative Investments

As of December 31, 2017 and 2016, alternative investments included investments in 221 and 202 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities	$4,048	$4,019	$3,981
Equity AFS securities	12	11	9
Trading securities	88	94	102
Mortgage loans on real estate	433	413	385
Real estate	1	1	1
Policy loans	134	139	150
Invested cash	11	12	3
Commercial mortgage loan prepayment
and bond make-whole premiums	138	115	98
Alternative investments	165	75	88
Consent fees	6	5	5
Other investments	5	4	6
Investment income	5,041	4,888	4,828
Investment expense	(281)	(257)	(217)
Net investment income	$4,760	$4,631	$4,611

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities: (1)
Gross gains	$17	$65	$41
Gross losses	(63)	(227)	(94)
Equity AFS securities:
Gross gains	6	8	3
Gross losses	-	(1)	-
Gain (loss) on other investments	(10)	(62)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(21)	(24)	(26)
Total realized gain (loss) related to certain investments, pre-tax	$(71)	$(241)	$(83)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(13)	$(80)	$(42)
ABS	(2)	(5)	(6)
RMBS	(2)	(10)	(7)
CMBS	(2)	(1)	(1)
State and municipal bonds	(1)	(3)	-
Total fixed maturity securities	(20)	(99)	(56)
Equity securities	-	(1)	-
Gross OTTI recognized in net income (loss)	(20)	(100)	(56)
Associated amortization of DAC, VOBA, DSI and DFEL	2	-	6
Net OTTI recognized in net income (loss), pre-tax	$(18)	$(100)	$(50)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$-	$53	$29
Change in DAC, VOBA, DSI and DFEL	-	(12)	(4)
Net portion of OTTI recognized in OCI, pre-tax	$-	$41	$25

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2017 and 2016, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2017 and 2016, 96% and 95%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.4 billion and $3.7 billion, respectively, and a fair value of $3.4 billion and $3.6 billion, respectively.  As of December 31, 2017 and 2016, 98% and 96%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our ABS portfolio rated below investment grade had an amortized cost of $43 million and $87 million, respectively, and a fair value of $41 million and $73 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2017 and 2016, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2017 and 2016, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$701	$701	$813	$813
Securities pledged under securities lending agreements (2)	222	213	217	209
Securities pledged under repurchase agreements (3)	531	554	530	555
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,900	4,235	3,350	4,947
Total payables for collateral on investments	$4,354	$5,703	$4,910	$6,524

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2017	2016	2015
Collateral payable for derivative investments	$(112)	$(481)	$(283)
Securities pledged under securities lending agreements	5	(25)	38
Securities pledged under repurchase agreements	1	(144)	69
Investments pledged for FHLBI	(450)	995	430
Total increase (decrease) in payables for collateral on investments	$(556)	$345	$254

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Total	-	100	281	150	531
Securities Lending
Corporate bonds	222	-	-	-	222
Total	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$384	$146	$530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total gross secured borrowings	$217	$-	$384	$146	$747

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2017, the fair value of all collateral received that we are permitted to sell or re-pledge was $175  million.  As of December 31, 2017, we have re-pledged $174 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2017, our investment commitments were $1.3 billion, which included $752 million of LPs, $196 million of private placement securities and $320 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2017 and 2016, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.5 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $930  million and $1.1 billion, respectively, or 1% of our invested assets portfolio.  These concentrations include both AFS and trading securities.

As of December 31, 2017 and 2016, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $14.3 billion and $13.0 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio, and our investments in securities in the utilities industry with a fair value of $13.8 billion and $12.8 billion, respectively, or 12%  of our invested assets portfolio.  These concentrations include both AFS and trading securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risk. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2017			As of December 31, 2016
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,544	$45	$16	$2,089	$68	$77
Foreign currency contracts (1)	1,804	79	79	1,177	153	10
Total cash flow hedges	3,348	124	95	3,266	221	87
Fair value hedges:
Interest rate contracts (1)	563	-	174	637	-	182
Non-Qualifying Hedges
Interest rate contracts (1)	72,937	657	127	70,290	985	701
Foreign currency contracts (1)	22	-	-	14	-	-
Equity market contracts (1)	30,918	562	557	28,142	542	616
Credit contracts (1)	52	-	-	66	-	-
Embedded derivatives:
GLB direct (2) (3)	-	903	-	-	-	371
GLB ceded (2) (3)	-	51	954	-	371	-
Reinsurance related (4)	-	-	51	-	58	-
Indexed annuity and IUL contracts (2) (5)	-	11	1,418	-	-	1,139
Total derivative instruments	$107,840	$2,308	$3,376	$102,415	$2,177	$3,096

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2017
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$7,748	$20,953	$31,378	$14,965	$-	$75,044
Foreign currency contracts (2)	22	247	423	1,090	44	1,826
Equity market contracts	18,746	9,520	485	15	2,152	30,918
Credit contracts	-	52	-	-	-	52
Total derivative instruments
with notional amounts	$26,516	$30,772	$32,286	$16,070	$2,196	$107,840

(1)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 2047.
(2)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	43	(165)	(202)
Foreign currency contracts	20	(10)	17
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	5	(190)
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-period	$27	$93	$157

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$5	$8
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Total cash flow hedges	31	24	14
Fair value hedges:
Interest rate contracts (1)	(23)	(28)	(30)
Interest rate contracts (2)	7	16	(198)
Total fair value hedges	(16)	(12)	(228)
Non-Qualifying Hedges
Interest rate contracts (2)	103	181	304
Foreign currency contracts (2)	-	(14)	(11)
Equity market contracts (2)	(1,427)	(1,253)	(118)
Equity market contracts (3)	28	12	1
Credit contracts (2)	1	(5)	(6)
Embedded derivatives:
Reinsurance related (2)	(141)	(57)	221
Indexed annuity and IUL contracts (2)	(400)	(120)	(57)
Total derivative instruments	$(1,821)	$(1,244)	$120

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Offset to net investment income	$22	16	14
Offset to realized gain (loss)	9	8	-

As of December 31, 2017,  $28 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2017 and 2016, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2017
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52
					1	$1	$52

As of December 31, 2016
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Single name credit default swaps	3/20/2017 (5)	(6)	(4)	BBB+	2	-	40
					2	$-	$40

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(5)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(6)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2017	2016
Maximum potential payout	$52	$40
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$52	$40

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2017, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2017, and December 31, 2016, our exposure was zero and $5 million, respectively.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2017		As of December 31, 2016
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$116	$(1)	$53	$(32)
A+	178	(453)	10	(217)
A	170	(48)	394	(335)
A-	237	-	67	-
BBB+	-	(4)	289	-
	$701	$(506)	$813	$(584)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Current	$118	$25	$71
Deferred	(1,405)	242	224
Federal income tax expense (benefit)	$(1,287)	$267	$295

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Tax rate times pre-tax income	$256	$504	$514
Effect of:
Tax-preferred investment income	(280)	(196)	(192)
Tax credits	(29)	(28)	(26)
Change in uncertain tax positions	(17)	(11)	1
Excess tax benefits from share-based
compensation	(8)	(4)	-
Goodwill impairment	316	-	-
Deferred tax impact from the Tax Cuts
and Jobs Act	(1,526)	-	-
Other items	1	2	(2)
Federal income tax expense (benefit)	$(1,287)	$267	$295
Effective tax rate	-176%	19%	20%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  The tax-preferred investment income relates primarily to the separate account dividends-received deduction.  The tax benefit associated with the separate account dividends-received deduction was $264  million,  $175 million and $188 million for the years ended December 31, 2017,  2016 and 2015.  Tax benefits for uncertain tax positions for the year ended December 31, 2017, were primarily attributable to the release of reserves for tax contingencies associated with a  prior tax year that closed during 2017.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the new 21% marginal corporate income tax rate and recognized $1.5 billion in tax benefit in 2017.  We continue to review and analyze the provisions of the Tax Act, including the actual and potential impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.  The impact of the Tax Act may differ from existing amounts due to, among other things, changes in interpretations and assumptions we have made and guidance that may be issued by regulatory authorities.  The

Securities and Exchange Commission has issued rules that allow for a one year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, any adjustments to amounts recorded as a result of the Tax Act will be made during 2018.    We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2017	2016
Current	$206	$164
Deferred	(2,391)	(3,062)
Total federal income tax asset (liability)	$(2,185)	$(2,898)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2017	2016
Deferred Tax Assets
Future contract benefits and other contract holder funds	$580	$986
Reinsurance related embedded derivative asset	11	-
Compensation and benefit plans	123	187
Tax credits	76	85
Other	8	19
Total deferred tax assets	$798	$1,277
Deferred Tax Liabilities
DAC	$1,112	$2,038
VOBA	105	306
Net unrealized gain on AFS securities	1,579	1,596
Net unrealized gain on trading securities	39	65
Intangibles	9	20
Investment activity	118	125
Deferred gain on business sold through reinsurance	35	51
Reinsurance related embedded derivative asset	-	20
Other	192	118
Total deferred tax liabilities	$3,189	$4,339
Net deferred tax asset (liability)	$(2,391)	$(3,062)

As of December 31, 2017,  we had $73 million of alternative minimum tax credits that are not subject to expiration and $3 million of research and development credits that expire in 2036.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2017 and 2016,  $11 million and $1 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2017	2016
Balance as of beginning-of-year	$1	$10
Increases for prior year tax positions	9	-
Increases for current year tax positions	1	1
Decreases for expiring statutes	-	(10)
Balance as of end-of-year	$11	$1

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2017,  2016 and 2015, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,  $(2) million and $1 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2017 and 2016.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2014 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$8,269	$8,620	$7,527
Business acquired (sold) through reinsurance	-	-	38
Deferrals	1,345	1,339	1,483
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(879)	(813)
Unlocking	61	(276)	(232)
Adjustment related to realized (gains) losses	(55)	(51)	(44)
Adjustment related to unrealized (gains) losses	(789)	(484)	661
Balance as of end-of-year	$7,909	$8,269	$8,620

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$874	$873	$628
Business acquired (sold) through reinsurance	-	-	(22)
Deferrals	7	3	8
Amortization:
Amortization, excluding unlocking	(105)	(105)	(128)
Unlocking	(48)	36	(82)
Accretion of interest (1)	52	52	56
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(280)	17	414
Balance as of end-of-year	$499	$874	$873

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2017, was as follows:

2018	$49
2019	51
2020	65
2021	65
2022	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$293	$301	$285
Deferrals	29	25	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(30)	(28)	(33)
Unlocking	(4)	(2)	2
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	1	(1)	19
Balance as of end-of-year	$287	$293	$301

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$1,855	$1,923	$1,365
Deferrals	753	628	537
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(383)	(345)	(299)
Unlocking	(3)	(63)	(66)
Adjustment related to realized (gains) losses	(18)	(11)	(8)
Adjustment related to unrealized (gains) losses	(775)	(277)	394
Balance as of end-of-year	$1,429	$1,855	$1,923

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2017	2016	2015
Direct insurance premiums and fee income	$10,103	$9,373	$9,354
Reinsurance assumed	101	105	83
Reinsurance ceded	(1,817)	(1,728)	(1,652)
Total insurance premiums and fee income	$8,387	$7,750	$7,785

Direct insurance benefits	$6,669	$6,112	$6,304
Reinsurance recoveries netted against benefits	(1,851)	(1,865)	(1,775)
Total benefits	$4,818	$4,247	$4,529

We and LLANY cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2017, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2017.  Approximately 35% and 36% of our total individual life in-force amount was reinsured as of December 31, 2017 and 2016, respectively.  Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2017 and 2016, the reserves associated with these reinsurance arrangements totaled $541 million and $584 million, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $6.5  billion and $6.8 billion as of December 31, 2017 and 2016, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.9 billion and $2.2 billion as of December 31, 2017 and 2016, respectively.  Swiss Re has funded a trust, with a balance of $2.5 billion as of December 31, 2017, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2017, included $269 million and $46 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.1 billion as of December 31, 2017 and 2016.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2017.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets and amortized the gain over the period which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.  We amortized $15 million, after-tax, of deferred gain on business sold through reinsurance during 2017 and $48 million during 2016 and 2015, respectively.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	(905)	634
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$(905)	$1,368

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  As discussed in Note 2, our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2017		As of December 31, 2016
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$47	$100	$43
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$47	$105	$43

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2017, was as follows:

2018	$4
2019	4
2020	4
2021	4
2022	4
Thereafter	33

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2017 (1)	2016 (1)
Return of Net Deposits
Total account value	$96,941	$87,707
Net amount at risk (2)	81	824
Average attained age of contract holders	64 years	63 years

Minimum Return
Total account value	$108	$105
Net amount at risk (2)	18	22
Average attained age of contract holders	76 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,596	$24,605
Net amount at risk (2)	417	782
Average attained age of contract holders	70 years	69 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$110	$115	$89
Changes in reserves	8	34	52
Benefits paid	(18)	(39)	(26)
Balance as of end-of-year	$100	$110	$115

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2017	2016
Asset Type
Domestic equity	$59,647	$50,337
International equity	20,837	16,714
Fixed income	40,626	37,795
Total	$121,110	$104,846

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 32% and 36% of total life insurance in-force reserves as of December 31, 2017 and 2016, respectively.  UL and VUL products with secondary guarantees represented 27% of total sales for the year ended December 31, 2017, and 33% for the years ended December 31, 2016 and 2015.

12.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2017	2016
Short-Term Debt
Short-term debt (1)	$10	$280

Long-Term Debt, Excluding Current Portion
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	$-	$240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	573	533
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	-
4.20% surplus note, due 2037	50	-
LIBOR + 100 bps surplus note, due 2037	325	375
Total surplus notes	2,374	2,549
Total long-term debt	$2,374	$2,549

(1)	The short-term debt represents short-term notes payable to LNC.

During 2017, we recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2017, were as follows:

2018	$-
2019	-
2020	-
2021	-
2022	-
Thereafter	2,374
Total	$2,374

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note called for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate (“LIBOR”) + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we had the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  On September 27, 2017, we executed the right to repay the surplus note in whole totaling $240 million to LNC using dividends from subsidiaries and other items.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2017, was $573 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  In fourth quarter of 2017, we executed the right to repay the surplus note in part totaling $50 million to LNC.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2017
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$275
LOC facility (1)	Aug-2031	990	945
LOC facility (1)	Oct-2031	1,023	1,020
Total		$4,513	$2,240

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, we refinanced the existing credit agreement with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) ourselves and LLANY for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

13.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2017.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2017, we estimate the aggregate range of reasonably possible losses to be up to approximately $50  million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.    For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York(“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., filed in the U.S. District Court for the Southern District of New York, No. 1:17-cv-04843, is a civil action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs alleged that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs voluntarily dismissed this action without prejudice on November 14, 2017.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Tutor v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-04150, is a putative class action filed on September 18, 2017. Plaintiff owns a universal life insurance policy originally issued by former Jefferson-Pilot (now LNL).  Plaintiff alleges that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Trinchero, et al. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-00765, is a putative class action filed on February 22, 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2017, we extended the Radnor lease with a new term expiring in 2024.  Additionally, in 2017, we extended the Fort Wayne lease with a new term expiring in 2029.  In 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.  Furthermore, in 2016, we renegotiated the Hartford lease with a new term expiring in 2028.

Total rental expense on operating leases for the years ended December 31, 2017,  2016 and 2015, was $36 million, $37 million and $35 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2017, were as follows:

2018	$31
2019	31
2020	27
2021	24
2022	19
Thereafter	66
Total	$198

Capital Leases

In 2017 and 2016, we entered into sale-leaseback transactions on $62 million and $85 million, respectively, (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2017 and 2016, was $101 million and $92 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2017, were as follows:

2018	$7
2019	90
2020	52
2021	62
2022	63
Thereafter	28
Total minimum lease payments	302
Less: Amount representing interest	26
Present value of minimum lease payments	$276

Vulnerability from Concentrations

As of December 31, 2017, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 14%,  21% and 18% of Annuities’ variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented approximately 40%,  41% and 42% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%,  23% and 20% of variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented 47%,  47% and 48% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(10) million as of December 31, 2017 and 2016, respectively.

14.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,687	$934	$3,054
Unrealized holding gains (losses) arising during the year	2,872	1,549	(4,386)
Change in foreign currency exchange rate adjustment	134	(100)	(45)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(703)	(460)	1,293
Income tax benefit (expense)	(745)	(351)	1,095
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(40)	(155)	147
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(22)	(28)
Income tax benefit (expense)	21	62	(42)
Balance as of end-of-year	$3,283	$1,687	$934
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$22	$19	$19
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	-	(53)	(29)
Change in DAC, VOBA, DSI and DFEL	-	12	4
Income tax benefit (expense)	-	14	8
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	34	51	43
Change in DAC, VOBA, DSI and DFEL	(7)	(7)	(17)
Income tax benefit (expense)	(10)	(15)	(9)
Balance as of end-of-year	$39	$22	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Unrealized holding gains (losses) arising during the year	63	(175)	(185)
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	24	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-year	$27	$93	$157
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(20)	$(19)	$(21)
Adjustment arising during the year	(4)	(2)	3
Income tax benefit (expense)	2	1	(1)
Balance as of end-of-year	$(22)	$(20)	$(19)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(40)	$(155)	$147	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(22)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(59)	(177)	119	operations before taxes
Income tax benefit (expense)	21	62	(42)	Federal income tax expense (benefit)
Reclassification, net of income tax	$(38)	$(115)	$77	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$5	$3	$2	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(1)	-	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	3	2	operations before taxes
Income tax benefit (expense)	(1)	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$3	$2	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$5	$(190)	Net investment income
Interest rate contracts	-	1	-	Total realized gain (loss)
Foreign currency contracts	18	11	6	Net investment income
Foreign currency contracts	9	7	-	Total realized gain (loss)
Total gross reclassifications	31	24	(184)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(2)	2	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	29	22	(182)	operations before taxes
Income tax benefit (expense)	(10)	(8)	64	Federal income tax expense (benefit)
Reclassifications, net of income tax	$19	$14	$(118)	Net income (loss)

15.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Total realized gain (loss) related to certain investments (1)	$(71)	$(241)	$(83)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(155)	(66)	123
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(22)	(1)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(4)	14
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(174)	(166)	(161)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(34)
Realized gain (loss) on sale of subsidiaries/businesses (4)	-	-	(3)
Total realized gain (loss)	$(456)	$(510)	$(222)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 5.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)	See “Lincoln Financial Media Company” in Note 3.

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Commissions	$1,998	$1,927	$2,082
General and administrative expenses	1,715	1,623	1,683
Expenses associated with reserve financing and unrelated LOCs	57	40	32
DAC and VOBA deferrals and interest, net of amortization	(390)	(170)	(292)
Broker-dealer expenses	329	320	329
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	-	28
Taxes, licenses and fees	254	261	243
Total	$3,967	$4,005	$4,109

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2018.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $5 million,  $3 million and $3 million during 2017, 2016 and 2015, respectively.  In 2018, we expect to make benefit payments of approximately $11 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2017	2016	2017	2016

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$111	$117	$7	$7
Projected benefit obligation	119	117	12	11
Funded status	$(8)	$-	$(5)	$(4)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$2	$-	$-
Other liabilities	(8)	(2)	(5)	(4)
Net amount recognized	$(8)	$-	$(5)	$(4)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets	4.75%	5.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2017, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2017	2016

Fixed maturity securities:
Corporate bonds	$1	$21
U.S. government bonds	105	93
U.S. government mortgage-backed
securities	3	-
Cash and invested cash	2	2
Other investments	7	8
Total	$118	$124

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $7 million, $9 million and $30 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $85  million,  $83  million and $79  million, for the years ended December 31, 2017, 2016 and 2015, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.    Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $27  million, $22  million and $12 million for the years ended December 31, 2017, 2016 and 2015, respectively.    For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2017	2016
Total liabilities (1)	$517	$440
Investments dedicated to fund liabilities (2)	182	159

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to service-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) by award type for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Stock options	$9	$9	$7
Performance shares	12	10	11
SARs	2	3	-
RSUs	24	22	21
Total	$47	$44	$39

Recognized tax benefit	$16	$15	$14

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2017	2016
U.S. capital and surplus	$8,074	$8,017

	For the Years Ended December 31,
	2017	2016	2015
U.S. net gain (loss) from operations, after-tax	$1,312	$1,088	$583
U.S. net income (loss)	1,452	982	786
U.S. dividends to LNC holding company	954	950	1,121

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments and increased other revenue, partially offset by unfavorable reserve strain on certain products.

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2017 and 2016.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2017.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2017.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2017	2016
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$54	$79
Conservative valuation rate on certain annuities	(50)	(49)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,965	2,855
LLC notes and variable value surplus notes	1,585	-
Excess of loss reinsurance treaties	185	-

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  We began phasing in the increase in reserves in 2013 at $90 million per year over five years.  As of December 31, 2017, we completed the phased in increase in reserves over five years, for a total of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2017, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.2 billion in 2018 without prior approval from the respective state commissioners.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$93,340	$93,340	$87,866	$87,866
VIEs’ fixed maturity securities	-	-	200	200
Equity securities	246	246	275	275
Trading securities	1,533	1,533	1,624	1,624
Mortgage loans on real estate	10,662	10,773	9,761	9,719
Derivative investments (1)	845	845	900	900
Other investments	2,006	2,006	2,034	2,034
Cash and invested cash	947	947	2,057	2,057
Reinsurance related embedded derivatives	-	-	58	58
Other assets:
GLB direct embedded derivatives	903	903	-	-
GLB ceded embedded derivatives	51	51	371	371
Indexed annuity ceded embedded derivatives	11	11	-	-
Separate account assets	144,219	144,219	128,397	128,397

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,418)	(1,418)	(1,139)	(1,139)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(592)	(592)	(629)	(629)
Account values of certain investment contracts	(32,332)	(36,161)	(31,475)	(35,647)
Short-term debt	(10)	(10)	(280)	(280)
Long-term debt	(2,374)	(2,677)	(2,549)	(2,739)
Reinsurance related embedded derivatives	(51)	(51)	-	-
Other liabilities:
Derivative liabilities (1)	(455)	(455)	(738)	(738)
GLB direct embedded derivatives	-	-	(371)	(371)
GLB ceded embedded derivatives	(954)	(954)	-	-

Benefit Plans’ Assets (2)	118	118	124	124

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2017 and 2016, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 or 2016, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs’ fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets – GLB ceded embedded derivatives	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB direct embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans’ Assets	$-	$124	$-	$124

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (4)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (4)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded embedded derivatives (4)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (5)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (5)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (4)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – GLB ceded embedded derivatives (4)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (5)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (5)	(3)	(6)	-	-	-	(9)
GLB direct embedded derivatives (4)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Derivative investments	$(266)	$(432)	$(102)
Embedded derivatives:
Indexed annuity and IUL contracts	(14)	(16)	(84)
Other assets – GLB ceded	1,904	1,122	(244)
Other liabilities – GLB direct	(1,904)	(1,122)	244
VIEs’ liabilities – derivative instruments	-	4	9
Credit default swaps	-	-	(6)
Total, net (1)	$(280)	$(444)	$(183)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred
securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2017, 2016 and 2015, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2017:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,395	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	21.0%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Foreign government bonds	78	Discounted cash flow	Liquidity/duration adjustment (1)	1.7%	-	3.4%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	1.8%
Equity AFS securities	22	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	4.9%
Other assets:
GLB direct and ceded
embedded derivatives	954	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	11	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,418)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(954)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; and strategic digitization expense.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Operating revenues:
Annuities	$4,034	$3,710	$3,815
Retirement Plan Services	1,152	1,092	1,090
Life Insurance	6,128	5,798	5,484
Group Protection	2,200	2,129	2,356
Other Operations	263	301	335
Excluded realized gain (loss), pre-tax	(630)	(690)	(400)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	1	3	3
Total revenues	$13,148	$12,343	$12,683

	For the Years Ended December 31,
	2017	2016	2015
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,072	$971	$1,032
Retirement Plan Services	142	121	134
Life Insurance	522	464	296
Group Protection	103	65	42
Other Operations	(30)	-	(73)
Excluded realized gain (loss), after-tax	(409)	(450)	(260)
Gain (loss) on early extinguishment of debt, after-tax	(3)	-	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	2	2
Net impact from the Tax Cuts and Jobs Act	1,526	-	-
Impairment of intangibles, after-tax	(905)	-	-
Net income (loss)	$2,018	$1,173	$1,173

	For the Years Ended December 31,
	2017	2016	2015
Net Investment Income
Annuities	$982	$983	$977
Retirement Plan Services	893	855	842
Life Insurance	2,496	2,403	2,390
Group Protection	167	176	183
Other Operations	222	214	219
Total net investment income	$4,760	$4,631	$4,611

	For the Years Ended December 31,
	2017	2016	2015
Amortization of DAC and VOBA, Net of Interest
Annuities	$402	$310	$284
Retirement Plan Services	26	27	29
Life Insurance	455	709	806
Group Protection	79	126	80
Total amortization of DAC and VOBA, net of interest	$962	$1,172	$1,199

	For the Years Ended December 31,
	2017	2016	2015
Federal Income Tax Expense (Benefit)
Annuities	$198	$261	$281
Retirement Plan Services	50	43	46
Life Insurance	236	210	118
Group Protection	55	35	23
Other Operations	(78)	(42)	(33)
Excluded realized gain (loss)	(220)	(241)	(141)
Gain (loss) on early extinguishment of debt	(2)	-	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	1	1
Net impact from the Tax Cuts and Jobs Act	(1,526)	-	-
Total federal income tax expense (benefit)	$(1,287)	$267	$295

	As of December 31,
	2017	2016
Assets
Annuities	$144,035	$132,956
Retirement Plan Services	37,077	34,346
Life Insurance	81,565	75,868
Group Protection	4,033	4,007
Other Operations	15,162	14,874
Total assets	$281,872	$262,051

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Interest paid	$123	$91	$106
Income taxes paid (received)	215	121	125
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	74	42	54
Other assets received in our financing transaction	-	-	252
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	109	124	123
Carrying value of liability	(109)	(124)	(123)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

2016
Total revenues	$2,885	$2,930	$3,181	$3,347
Total expenses	2,781	2,677	2,739	2,706
Net income (loss)	125	219	359	470

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2017	2016
Assets with affiliates:
Accrued inter-company interest receivable	$8	$8	Accrued investment income
Bonds	1,444	1,611	Fixed maturity AFS securities
Limited partnerships	(66)	-	Other investments
Ceded reinsurance contracts	(188)	(191)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,152	2,148	Reinsurance recoverables
Ceded reinsurance contracts	8	112	Reinsurance related embedded derivatives
Ceded reinsurance contracts	39	207	Other assets
Cash management agreement	441	164	Other assets
Service agreement receivable	15	27	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	29	26	Other liabilities
Assumed reinsurance contracts	32	31	Future contract benefits
Assumed reinsurance contracts	400	403	Other contract holder funds
Service agreement payable	8	34	Other liabilities
Ceded reinsurance contracts	(47)	(47)	Other contract holder funds
Ceded reinsurance contracts	2,587	2,851	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(166)	(171)	Deferred gain on business sold
			through reinsurance
Ceded reinsurance contracts	984	84	Other liabilities
Inter-company short-term debt	10	280	Short-term debt
Inter-company long-term debt	2,374	2,549	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2017	2016	2015
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(393)	$(389)	$(411)	Insurance premiums
reinsurance contracts
Net investment income on inter-company notes	42	38	31	Net investment income
Fees for management of general account	(100)	(117)	(109)	Net investment income
Net investment income on ceded funds withheld treaties	(84)	(69)	(62)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1,055)	(516)	664	Realized gain (loss)
Reinsurance related settlements	951	488	(881)	Realized gain (loss)
Other gains (losses)	(150)	(93)	157	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(299)	(424)	(478)	Benefits
Ceded reinsurance contracts	(12)	(14)	(15)	Commissions and other
				expenses
Service agreement payments	3	76	42	Commissions and other
				expenses
Interest expense on inter-company debt	120	111	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	67	61	59	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2017.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $610 million and $320 million as of December 31, 2017 and 2016, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

On January 19, 2018, LNL and, for the limited purposes set forth therein, LNC, entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company (“LMIC”), Liberty Mutual Fire Insurance Company (collectively with LMIC, “Sellers”), for the limited purposes set forth therein, Liberty Mutual Group Inc. (“Liberty”), Protective Life Insurance Company (“Reinsurer”), and for the limited purposes set forth therein, Protective Life Corporation, to acquire all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty Life”), which currently operates Liberty’s Group Benefits Business (the “Liberty Group Business”) and Individual Life and Annuity Business (the “Liberty Life Business”), for cash consideration of approximately $3.3 billion (the “Liberty Transaction”).

The consideration includes approximately $1.4 billion total net investment for the Liberty Group Business, including a purchase price of $1.0 billion and $425 million in required capital.  The remaining components of the payment to Sellers include $410 million of individual life and annuity value paid by Reinsurer, $1.2 billion associated with excess capital in Liberty Life and $211 million of tax items.

Additionally, pursuant to the Master Transaction Agreement, Liberty Life and Reinsurer agreed to enter into a reinsurance agreement (the “Reinsurance Agreement”) and related ancillary documents at the closing of the Liberty Transaction.  On the terms and subject to the conditions of the Reinsurance Agreement, Liberty Life will cede to Reinsurer, effective as of the closing of the Liberty Transaction, the insurance policies relating to the Liberty Life Business.  The aggregate statutory reserves of Liberty Life to be ceded to Reinsurer as of the closing of the Liberty Transaction are expected to be approximately $13 billion.  To support its obligations under the Reinsurance Agreement, Reinsurer will establish a trust account for the benefit of LNL.

The Liberty Transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals and the execution of the Reinsurance Agreement and related ancillary documents.  LNL expects the Liberty Transaction to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.  We have requested regulatory approval for the Liberty Transaction and expect to receive such approval in due course.

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account C

Statements of assets and liabilities

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$28,201,572	$18,082	$28,219,654	$—	$2,333	$28,217,321
AB VPS International Value Portfolio - Class B	131,579	—	131,579	2	12	131,565
AB VPS Small/Mid Cap Value Portfolio - Class A	782,887	—	782,887	—	74	782,813
American Century VP Inflation Protection Fund - Class II	5,926,971	249	5,927,220	—	598	5,926,622
American Century VP International Fund - Class I	34,378	—	34,378	—	2	34,376
American Funds Global Growth Fund - Class 2	128,488,767	17,444	128,506,211	—	10,731	128,495,480
American Funds Growth Fund - Class 2	766,302,947	—	766,302,947	87,293	64,099	766,151,555
American Funds Growth-Income Fund - Class 2	311,547,272	44,985	311,592,257	—	26,485	311,565,772
American Funds International Fund - Class 2	253,220,718	69,642	253,290,360	—	21,068	253,269,292
BlackRock Global Allocation V.I. Fund - Class I	22,374,800	2,704	22,377,504	—	1,872	22,375,632
BlackRock Global Allocation V.I. Fund - Class III	15,912,378	16,157	15,928,535	—	1,409	15,927,126
Delaware VIP® Diversified Income Series - Service Class	50,489,366	25,462	50,514,828	—	4,465	50,510,363
Delaware VIP® Diversified Income Series - Standard Class	86,230,749	2,746	86,233,495	—	7,258	86,226,237
Delaware VIP® Emerging Markets Series - Service Class	2,111,408	10,294	2,121,702	—	213	2,121,489
Delaware VIP® High Yield Series - Service Class	13,083,065	2,066	13,085,131	—	1,077	13,084,054
Delaware VIP® High Yield Series - Standard Class	27,580,015	—	27,580,015	4,624	2,291	27,573,100
Delaware VIP® Limited-Term Diversified Income Series - Service Class	2,200,892	2,033	2,202,925	—	227	2,202,698
Delaware VIP® REIT Series - Service Class	24,474,802	909	24,475,711	—	2,017	24,473,694
Delaware VIP® REIT Series - Standard Class	100,499,243	—	100,499,243	18,768	8,343	100,472,132
Delaware VIP® Small Cap Value Series - Service Class	250,630,403	18,745	250,649,148	—	20,887	250,628,261
Delaware VIP® Smid Cap Core Series - Service Class	27,188,559	796	27,189,355	—	2,254	27,187,101
Delaware VIP® Smid Cap Core Series - Standard Class	250,083,078	—	250,083,078	17,345	20,829	250,044,904
Delaware VIP® U.S. Growth Series - Service Class	154,018	—	154,018	—	18	154,000
Delaware VIP® Value Series - Service Class	34,663,443	7,901	34,671,344	—	2,868	34,668,476
Delaware VIP® Value Series - Standard Class	172,554,650	—	172,554,650	108,001	13,815	172,432,834
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	2,154,127	425	2,154,552	—	178	2,154,374
Deutsche Alternative Asset Allocation VIP Portfolio - Class B	2,132,298	1,976	2,134,274	—	178	2,134,096
Deutsche Equity 500 Index VIP Portfolio - Class A	161,776	—	161,776	959	7	160,810
Deutsche Small Cap Index VIP Portfolio - Class A	1,352,931	—	1,352,931	1,645	137	1,351,149
Fidelity® VIP Contrafund® Portfolio - Service Class	225,015,759	20,033	225,035,792	—	19,092	225,016,700

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$78,211,153	$58,797	$78,269,950	$—	$6,474	$78,263,476
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	390,098	—	390,098	—	32	390,066
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	55,203	—	55,203	—	5	55,198
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	703,826	—	703,826	—	58	703,768
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	5,151	—	5,151	—	—	5,151
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	487,380	—	487,380	—	40	487,340
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	4,682	—	4,682	—	—	4,682
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	124,640	—	124,640	—	10	124,630
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	24,664	—	24,664	—	2	24,662
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	87,077	—	87,077	—	7	87,070
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	2,411	69,434	71,845	—	—	71,845
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	66,579	—	66,579	—	5	66,574
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	68,341	—	68,341	—	6	68,335
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	59,902	—	59,902	—	5	59,897
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	53,518	158	53,676	—	4	53,672
Fidelity® VIP Growth Portfolio - Service Class	97,353,715	—	97,353,715	23,659	8,084	97,321,972
Fidelity® VIP Growth Portfolio - Service Class 2	23,685,920	19,247	23,705,167	—	1,961	23,703,206
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,671,673	—	2,671,673	28	265	2,671,380
Franklin Income VIP Fund - Class 2	1,590,319	—	1,590,319	—	179	1,590,140
Franklin Mutual Shares VIP Fund - Class 2	1,561,278	20	1,561,298	—	160	1,561,138
Invesco V.I. Core Equity Fund - Series I Shares	169	—	169	—	—	169
Invesco V.I. International Growth Fund - Series I Shares	44,265	—	44,265	—	5	44,260
Janus Henderson Global Research Portfolio - Institutional Shares	370,389	—	370,389	316	18	370,055
LVIP Baron Growth Opportunities Fund - Service Class	175,532,107	21,787	175,553,894	—	14,591	175,539,303
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	8,137,747	4,074	8,141,821	—	672	8,141,149
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	248,170,767	755	248,171,522	—	20,590	248,150,932
LVIP BlackRock Inflation Protected Bond Fund - Service Class	5,877,876	—	5,877,876	2,368	484	5,875,024
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	11,977,958	784	11,978,742	—	1,019	11,977,723
LVIP BlackRock Scientific Allocation Fund - Service Class	13,543,542	—	13,543,542	12,413	1,117	13,530,012
LVIP BlackRock Scientific Allocation Fund - Standard Class	5,096,813	257	5,097,070	—	445	5,096,625

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	$3,549,066	$1,238	$3,550,304	$—	$294	$3,550,010
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	234,387,978	—	234,387,978	35,212	19,461	234,333,305
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	535,397	495	535,892	—	47	535,845
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,330,817	3	1,330,820	—	111	1,330,709
LVIP Clarion Global Real Estate Fund - Service Class	5,572,855	2,379	5,575,234	—	483	5,574,751
LVIP Clarion Global Real Estate Fund - Standard Class	9,752,512	1,222	9,753,734	—	810	9,752,924
LVIP Delaware Bond Fund - Service Class	26,038,074	—	26,038,074	8,329	2,142	26,027,603
LVIP Delaware Bond Fund - Standard Class	182,370,261	—	182,370,261	26,195	15,321	182,328,745
LVIP Delaware Diversified Floating Rate Fund - Service Class	4,831,270	2,476	4,833,746	—	445	4,833,301
LVIP Delaware Social Awareness Fund - Service Class	26,512,104	16,042	26,528,146	—	2,194	26,525,952
LVIP Delaware Social Awareness Fund - Standard Class	551,295,574	—	551,295,574	92,343	45,753	551,157,478
LVIP Delaware Special Opportunities Fund - Service Class	42,644,233	25,771	42,670,004	—	3,534	42,666,470
LVIP Delaware Special Opportunities Fund - Standard Class	466,909,103	—	466,909,103	192,829	38,805	466,677,469
LVIP Delaware Wealth Builder Fund - Service Class	12,126,790	—	12,126,790	15,001	999	12,110,790
LVIP Delaware Wealth Builder Fund - Standard Class	98,874,254	—	98,874,254	74,035	8,174	98,792,045
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	10,588,505	4,119	10,592,624	—	877	10,591,747
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,038,982,937	—	1,038,982,937	190,701	86,204	1,038,706,032
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	600,886	356	601,242	—	57	601,185
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,075,348	7	1,075,355	—	91	1,075,264
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	17,661,584	—	17,661,584	22,899	1,476	17,637,209
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	13,052,685	40	13,052,725	—	1,112	13,051,613
LVIP Global Growth Allocation Managed Risk Fund - Service Class	44,310,159	—	44,310,159	22,683	3,791	44,283,685
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	18,030,384	504	18,030,888	—	1,512	18,029,376
LVIP Global Income Fund - Service Class	4,668,971	—	4,668,971	3,610	433	4,664,928
LVIP Global Income Fund - Standard Class	4,242,677	583	4,243,260	—	363	4,242,897
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	49,788,240	8,991	49,797,231	—	4,326	49,792,905
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	25,371,372	1,176	25,372,548	—	2,172	25,370,376
LVIP Government Money Market Fund - Service Class	6,882,660	—	6,882,660	2,870	567	6,879,223
LVIP Government Money Market Fund - Standard Class	34,880,985	1,249	34,882,234	—	2,885	34,879,349

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP JPMorgan Retirement Income Fund - Service Class	$7,437,498	$—	$7,437,498	$24,772	$613	$7,412,113
LVIP JPMorgan Retirement Income Fund - Standard Class	187,196,416	—	187,196,416	63,916	15,487	187,117,013
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	1,032,241	648	1,032,889	—	89	1,032,800
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,749,239	81	1,749,320	—	145	1,749,175
LVIP Managed Risk Profile 2010 Fund - Service Class	1,741,856	4,107	1,745,963	—	144	1,745,819
LVIP Managed Risk Profile 2010 Fund - Standard Class	2,978,727	—	2,978,727	—	251	2,978,476
LVIP Managed Risk Profile 2020 Fund - Service Class	14,384,082	359	14,384,441	—	1,186	14,383,255
LVIP Managed Risk Profile 2020 Fund - Standard Class	10,563,872	957	10,564,829	—	871	10,563,958
LVIP Managed Risk Profile 2030 Fund - Service Class	24,101,371	—	24,101,371	5,021	1,988	24,094,362
LVIP Managed Risk Profile 2030 Fund - Standard Class	10,585,380	—	10,585,380	4,109	873	10,580,398
LVIP Managed Risk Profile 2040 Fund - Service Class	23,521,013	—	23,521,013	1,054	1,940	23,518,019
LVIP Managed Risk Profile 2040 Fund - Standard Class	3,244,715	14,166	3,258,881	—	268	3,258,613
LVIP Managed Risk Profile 2050 Fund - Service Class	11,494,884	3,444	11,498,328	—	949	11,497,379
LVIP Managed Risk Profile 2050 Fund - Standard Class	450,092	223	450,315	—	37	450,278
LVIP MFS International Growth Fund - Service Class	389,085	—	389,085	—	43	389,042
LVIP MFS Value Fund - Service Class	2,044,913	—	2,044,913	2,160	190	2,042,563
LVIP Mondrian International Value Fund - Service Class	20,553,854	—	20,553,854	8,745	1,693	20,543,416
LVIP Mondrian International Value Fund - Standard Class	185,510,064	—	185,510,064	20,020	15,400	185,474,644
LVIP SSGA Bond Index Fund - Service Class	3,871,035	2,547	3,873,582	—	347	3,873,235
LVIP SSGA Bond Index Fund - Standard Class	6,195,101	161	6,195,262	—	520	6,194,742
LVIP SSGA Developed International 150 Fund - Service Class	160,406	—	160,406	—	17	160,389
LVIP SSGA Emerging Markets 100 Fund - Service Class	12,190,988	3,699	12,194,687	—	1,012	12,193,675
LVIP SSGA Emerging Markets 100 Fund - Standard Class	24,409,780	10,881	24,420,661	—	2,010	24,418,651
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	14,755,106	—	14,755,106	70,372	1,266	14,683,468
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	6,426,742	377	6,427,119	—	538	6,426,581
LVIP SSGA International Index Fund - Service Class	4,155,285	4,017	4,159,302	—	359	4,158,943
LVIP SSGA International Index Fund - Standard Class	4,677,371	149	4,677,520	—	385	4,677,135
LVIP SSGA International Managed Volatility Fund - Service Class	721,095	809	721,904	—	59	721,845

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA International Managed Volatility Fund - Standard Class	$935,231	$88	$935,319	$—	$77	$935,242
LVIP SSGA Large Cap 100 Fund - Service Class	307,749	—	307,749	—	32	307,717
LVIP SSGA S&P 500 Index Fund - Service Class	87,773,337	18,351	87,791,688	—	7,266	87,784,422
LVIP SSGA S&P 500 Index Fund - Standard Class	364,775,924	299,455	365,075,379	—	30,341	365,045,038
LVIP SSGA Small-Cap Index Fund - Service Class	16,810,228	13,007	16,823,235	—	1,432	16,821,803
LVIP SSGA Small-Cap Index Fund - Standard Class	43,843,312	1,913	43,845,225	—	3,651	43,841,574
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	794,964	126	795,090	—	85	795,005
LVIP T. Rowe Price Growth Stock Fund - Service Class	925,498	—	925,498	—	87	925,411
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	19,766,695	7,012	19,773,707	—	1,637	19,772,070
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	188,584,179	10,119	188,594,298	—	15,652	188,578,646
LVIP Vanguard Domestic Equity ETF Fund - Service Class	21,192,196	—	21,192,196	7,574	1,756	21,182,866
LVIP Vanguard International Equity ETF Fund - Service Class	13,278,450	—	13,278,450	1,484	1,095	13,275,871
LVIP Wellington Capital Growth Fund - Service Class	136,884	—	136,884	—	11	136,873
LVIP Wellington Mid-Cap Value Fund - Service Class	281,969	—	281,969	—	28	281,941
MFS® VIT Total Return Series - Initial Class	1,416,491	—	1,416,491	—	131	1,416,360
MFS® VIT Utilities Series - Initial Class	127,788,547	240	127,788,787	—	10,591	127,778,196
MFS® VIT Utilities Series - Service Class	40,651,800	—	40,651,800	15,484	3,339	40,632,977
MFS® VIT II Core Equity Portfolio - Initial Class	5,297	—	5,297	—	—	5,297
Neuberger Berman AMT Large Cap Value Portfolio - I Class	57,210	—	57,210	—	3	57,207
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	106,803	—	106,803	—	5	106,798
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	227,781	—	227,781	—	24	227,757
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	38,647	—	38,647	—	3	38,644
PIMCO VIT Total Return Portfolio - Administrative Class	17,031,677	30,341	17,062,018	—	1,418	17,060,600
Putnam VT Global Health Care Fund - Class IB	41,093	—	41,093	—	4	41,089
Templeton Global Bond VIP Fund - Class 2	3,025,212	—	3,025,212	—	330	3,024,882
Wells Fargo VT Omega Growth Fund - Class 2	62,865	—	62,865	—	6	62,859
Wells Fargo VT Small Cap Growth Fund - Class 2	297,278	—	297,278	—	28	297,250

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National Variable Annuity Account C

Statements of operations

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$68,736	$(238,902)	$(170,166)	$753,611
AB VPS International Value Portfolio - Class B	2,442	(1,242)	1,200	77
AB VPS Small/Mid Cap Value Portfolio - Class A	3,523	(8,926)	(5,403)	30,860
American Century VP Inflation Protection Fund - Class I	122	(50)	72	(944)
American Century VP Inflation Protection Fund - Class II	159,563	(75,256)	84,307	(57,637)
American Century VP International Fund - Class I	278	(178)	100	628
American Funds Global Growth Fund - Class 2	785,082	(1,190,655)	(405,573)	2,115,185
American Funds Growth Fund - Class 2	3,601,881	(7,310,390)	(3,708,509)	13,884,966
American Funds Growth-Income Fund - Class 2	4,088,266	(3,024,810)	1,063,456	4,383,324
American Funds International Fund - Class 2	2,948,721	(2,366,009)	582,712	2,382,517
BlackRock Global Allocation V.I. Fund - Class I	287,282	(225,671)	61,611	150,834
BlackRock Global Allocation V.I. Fund - Class III	197,069	(164,787)	32,282	(1,049)
Delaware VIP® Diversified Income Series - Service Class	1,227,192	(542,919)	684,273	(3,068)
Delaware VIP® Diversified Income Series - Standard Class	2,435,143	(923,836)	1,511,307	474,717
Delaware VIP® Emerging Markets Series - Service Class	8,411	(24,742)	(16,331)	78,724
Delaware VIP® High Yield Series - Service Class	739,834	(130,681)	609,153	(109,036)
Delaware VIP® High Yield Series - Standard Class	1,776,767	(298,945)	1,477,822	(470,799)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	42,373	(28,812)	13,561	(2,479)
Delaware VIP® REIT Series - Service Class	335,617	(251,110)	84,507	198,652
Delaware VIP® REIT Series - Standard Class	1,776,046	(1,106,319)	669,727	1,338,613
Delaware VIP® Small Cap Value Series - Service Class	1,612,778	(2,484,180)	(871,402)	8,490,627
Delaware VIP® Smid Cap Core Series - Service Class	21,547	(250,758)	(229,211)	218,421
Delaware VIP® Smid Cap Core Series - Standard Class	742,113	(2,437,067)	(1,694,954)	6,366,787
Delaware VIP® U.S. Growth Series - Service Class	—	(2,172)	(2,172)	(17,892)
Delaware VIP® Value Series - Service Class	482,586	(327,384)	155,202	813,443
Delaware VIP® Value Series - Standard Class	2,926,725	(1,644,174)	1,282,551	7,144,352
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	59,110	(25,006)	34,104	(16,081)
Deutsche Alternative Asset Allocation VIP Portfolio - Class B	43,500	(21,523)	21,977	(9,103)
Deutsche Equity 500 Index VIP Portfolio - Class A	2,593	(828)	1,765	4,595
Deutsche Equity 500 Index VIP Portfolio - Class B	—	(23)	(23)	714
Deutsche Small Cap Index VIP Portfolio - Class A	12,783	(16,593)	(3,810)	34,078
Fidelity® VIP Contrafund® Portfolio - Service Class	1,956,125	(2,267,519)	(311,394)	6,944,644
Fidelity® VIP Contrafund® Portfolio - Service Class 2	573,635	(746,546)	(172,911)	1,542,540
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	5,009	(265)	4,744	1
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	—	(14)	(14)	—
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	1,380	(120)	1,260	—
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	—	(1)	(1)	—
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	5,756	(194)	5,562	—
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	—	(126)	(126)	3,794
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,326	(42)	1,284	—
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	169	(10)	159	—
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	915	(39)	876	—
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	3	(1)	2	—
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	640	(46)	594	—
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	363	(27)	336	—
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	666	(31)	635	—
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	239	(20)	219	—
Fidelity® VIP Growth Portfolio - Service Class	102,267	(860,630)	(758,363)	1,830,308
Fidelity® VIP Growth Portfolio - Service Class 2	15,233	(205,317)	(190,084)	474,690
Fidelity® VIP Mid Cap Portfolio - Service Class 2	12,563	(30,672)	(18,109)	58,349
Franklin Income VIP Fund - Class 2	64,271	(21,490)	42,781	17,180
Franklin Mutual Shares VIP Fund - Class 2	36,149	(19,860)	16,289	46,668
Invesco V.I. Core Equity Fund - Series I Shares	77	(134)	(57)	7,122
Invesco V.I. International Growth Fund - Series I Shares	602	(543)	59	1,210
Janus Henderson Global Research Portfolio - Institutional Shares	2,808	(1,984)	824	3,793
LVIP Baron Growth Opportunities Fund - Service Class	—	(1,666,348)	(1,666,348)	6,076,875
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	124,743	(78,646)	46,097	301,084

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$—	$753,611	$6,195,029	$6,778,474
AB VPS International Value Portfolio - Class B	—	77	20,931	22,208
AB VPS Small/Mid Cap Value Portfolio - Class A	37,887	68,747	26,780	90,124
American Century VP Inflation Protection Fund - Class I	—	(944)	1,072	200
American Century VP Inflation Protection Fund - Class II	—	(57,637)	118,499	145,169
American Century VP International Fund - Class I	—	628	7,769	8,497
American Funds Global Growth Fund - Class 2	3,474,634	5,589,819	24,942,186	30,126,432
American Funds Growth Fund - Class 2	68,817,898	82,702,864	91,553,314	170,547,669
American Funds Growth-Income Fund - Class 2	18,736,387	23,119,711	31,913,485	56,096,652
American Funds International Fund - Class 2	2,681,091	5,063,608	55,786,837	61,433,157
BlackRock Global Allocation V.I. Fund - Class I	221,097	371,931	2,225,945	2,659,487
BlackRock Global Allocation V.I. Fund - Class III	182,730	181,681	1,571,204	1,785,167
Delaware VIP® Diversified Income Series - Service Class	—	(3,068)	1,187,757	1,868,962
Delaware VIP® Diversified Income Series - Standard Class	—	474,717	1,722,633	3,708,657
Delaware VIP® Emerging Markets Series - Service Class	—	78,724	594,192	656,585
Delaware VIP® High Yield Series - Service Class	—	(109,036)	279,861	779,978
Delaware VIP® High Yield Series - Standard Class	—	(470,799)	860,535	1,867,558
Delaware VIP® Limited-Term Diversified Income Series - Service Class	—	(2,479)	6,494	17,576
Delaware VIP® REIT Series - Service Class	3,397,098	3,595,750	(3,624,245)	56,012
Delaware VIP® REIT Series - Standard Class	15,103,669	16,442,282	(16,587,252)	524,757
Delaware VIP® Small Cap Value Series - Service Class	8,593,274	17,083,901	8,624,976	24,837,475
Delaware VIP® Smid Cap Core Series - Service Class	1,690,993	1,909,414	2,314,888	3,995,091
Delaware VIP® Smid Cap Core Series - Standard Class	16,000,291	22,367,078	18,358,720	39,030,844
Delaware VIP® U.S. Growth Series - Service Class	1,485	(16,407)	57,634	39,055
Delaware VIP® Value Series - Service Class	1,123,486	1,936,929	1,745,304	3,837,435
Delaware VIP® Value Series - Standard Class	5,882,032	13,026,384	5,892,662	20,201,597
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	—	(16,081)	136,251	154,274
Deutsche Alternative Asset Allocation VIP Portfolio - Class B	—	(9,103)	109,362	122,236
Deutsche Equity 500 Index VIP Portfolio - Class A	7,285	11,880	14,916	28,561
Deutsche Equity 500 Index VIP Portfolio - Class B	—	714	(187)	504
Deutsche Small Cap Index VIP Portfolio - Class A	49,497	83,575	82,866	162,631
Fidelity® VIP Contrafund® Portfolio - Service Class	11,757,847	18,702,491	22,644,658	41,035,755
Fidelity® VIP Contrafund® Portfolio - Service Class 2	3,999,064	5,541,604	8,313,505	13,682,198
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2,479	2,480	(2,439)	4,785
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	—	—	158	144
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	773	773	(392)	1,641
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	—	—	14	13
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	4,085	4,085	(7,413)	2,234
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	—	3,794	13	3,681
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,192	1,192	(1,748)	728
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	174	174	(166)	167
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	841	841	(651)	1,066
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	3	3	1	6
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	570	570	(85)	1,079
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	372	372	(173)	535
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	587	587	(594)	628
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	255	255	(118)	356
Fidelity® VIP Growth Portfolio - Service Class	5,860,982	7,691,290	16,815,786	23,748,713
Fidelity® VIP Growth Portfolio - Service Class 2	1,368,543	1,843,233	3,966,349	5,619,498
Fidelity® VIP Mid Cap Portfolio - Service Class 2	120,539	178,888	290,459	451,238
Franklin Income VIP Fund - Class 2	—	17,180	63,530	123,491
Franklin Mutual Shares VIP Fund - Class 2	65,556	112,224	(19,024)	109,489
Invesco V.I. Core Equity Fund - Series I Shares	383	7,505	(5,643)	1,805
Invesco V.I. International Growth Fund - Series I Shares	—	1,210	6,801	8,070
Janus Henderson Global Research Portfolio - Institutional Shares	—	3,793	73,608	78,225
LVIP Baron Growth Opportunities Fund - Service Class	6,664,966	12,741,841	26,466,814	37,542,307
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	—	301,084	751,798	1,098,979

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	$4,357,330	$(2,417,853)	$1,939,477	$5,384,460
LVIP BlackRock Inflation Protected Bond Fund - Service Class	95,555	(58,459)	37,096	(46,617)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	202,795	(131,747)	71,048	(227,009)
LVIP BlackRock Scientific Allocation Fund - Service Class	239,651	(126,782)	112,869	7,879
LVIP BlackRock Scientific Allocation Fund - Standard Class	104,680	(58,350)	46,330	21,649
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	13,845	(30,106)	(16,261)	175,472
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,418,259	(2,232,440)	(814,181)	9,570,479
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(4,725)	(4,725)	7,181
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(9,731)	(9,731)	12,683
LVIP Clarion Global Real Estate Fund - Service Class	220,370	(56,217)	164,153	82,807
LVIP Clarion Global Real Estate Fund - Standard Class	405,119	(98,193)	306,926	204,421
LVIP Delaware Bond Fund - Service Class	648,495	(263,878)	384,617	48,783
LVIP Delaware Bond Fund - Standard Class	5,192,250	(1,958,304)	3,233,946	1,687,526
LVIP Delaware Diversified Floating Rate Fund - Service Class	40,541	(53,351)	(12,810)	2,606
LVIP Delaware Social Awareness Fund - Service Class	237,104	(245,116)	(8,012)	184,145
LVIP Delaware Social Awareness Fund - Standard Class	6,781,260	(5,326,204)	1,455,056	9,329,276
LVIP Delaware Special Opportunities Fund - Service Class	390,570	(404,298)	(13,728)	371,215
LVIP Delaware Special Opportunities Fund - Standard Class	5,844,750	(4,528,846)	1,315,904	9,915,531
LVIP Delaware Wealth Builder Fund - Service Class	241,152	(119,080)	122,072	72,288
LVIP Delaware Wealth Builder Fund - Standard Class	2,202,757	(993,365)	1,209,392	1,258,337
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	108,261	(95,278)	12,983	(42,806)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	13,851,337	(9,947,784)	3,903,553	(1,622,717)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	6,305	(5,973)	332	6,736
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	13,353	(7,952)	5,401	1,657
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	353,947	(179,209)	174,738	396,574
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	291,880	(138,987)	152,893	321,496
LVIP Global Growth Allocation Managed Risk Fund - Service Class	881,780	(450,345)	431,435	1,159,571
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	399,956	(182,765)	217,191	555,446
LVIP Global Income Fund - Service Class	—	(51,040)	(51,040)	(17,771)
LVIP Global Income Fund - Standard Class	—	(45,541)	(45,541)	(31,368)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	970,144	(517,958)	452,186	1,151,331
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	552,688	(266,491)	286,197	812,384
LVIP Government Money Market Fund - Service Class	12,400	(71,553)	(59,153)	—
LVIP Government Money Market Fund - Standard Class	153,729	(386,912)	(233,183)	—
LVIP JPMorgan Retirement Income Fund - Service Class	163,316	(71,541)	91,775	(14,372)
LVIP JPMorgan Retirement Income Fund - Standard Class	4,555,346	(1,899,983)	2,655,363	(404,092)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	7,855	(9,427)	(1,572)	21,077
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	17,031	(15,375)	1,656	35,580
LVIP Managed Risk Profile 2010 Fund - Service Class	28,087	(16,194)	11,893	10,155
LVIP Managed Risk Profile 2010 Fund - Standard Class	55,087	(31,726)	23,361	67,202
LVIP Managed Risk Profile 2020 Fund - Service Class	238,486	(135,927)	102,559	181,949
LVIP Managed Risk Profile 2020 Fund - Standard Class	200,324	(106,522)	93,802	234,760
LVIP Managed Risk Profile 2030 Fund - Service Class	403,523	(217,353)	186,170	83,075
LVIP Managed Risk Profile 2030 Fund - Standard Class	202,233	(100,757)	101,476	85,953
LVIP Managed Risk Profile 2040 Fund - Service Class	401,575	(212,218)	189,357	112,876
LVIP Managed Risk Profile 2040 Fund - Standard Class	62,871	(30,101)	32,770	29,336
LVIP Managed Risk Profile 2050 Fund - Service Class	193,879	(94,004)	99,875	7,360
LVIP Managed Risk Profile 2050 Fund - Standard Class	8,621	(4,192)	4,429	(2,221)
LVIP MFS International Growth Fund - Service Class	3,218	(5,504)	(2,286)	56,776
LVIP MFS Value Fund - Service Class	29,911	(23,584)	6,327	178,888
LVIP Mondrian International Value Fund - Service Class	607,807	(196,680)	411,127	860
LVIP Mondrian International Value Fund - Standard Class	5,943,454	(1,835,470)	4,107,984	3,538,631
LVIP SSGA Bond Index Fund - Service Class	85,874	(41,364)	44,510	(6,861)
LVIP SSGA Bond Index Fund - Standard Class	152,047	(66,972)	85,075	(7,438)
LVIP SSGA Developed International 150 Fund - Service Class	6,160	(1,683)	4,477	586
LVIP SSGA Emerging Markets 100 Fund - Service Class	282,953	(108,788)	174,165	(29,084)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	625,502	(233,982)	391,520	(237,424)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	$—	$5,384,460	$26,894,588	$34,218,525
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(46,617)	62,753	53,232
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(227,009)	295,855	139,894
LVIP BlackRock Scientific Allocation Fund - Service Class	613,431	621,310	797,781	1,531,960
LVIP BlackRock Scientific Allocation Fund - Standard Class	254,775	276,424	353,247	676,001
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	81,699	257,171	404,827	645,737
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	5,289,871	14,860,350	34,938,165	48,984,334
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	7,181	90,901	93,357
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	12,683	202,124	205,076
LVIP Clarion Global Real Estate Fund - Service Class	—	82,807	235,977	482,937
LVIP Clarion Global Real Estate Fund - Standard Class	—	204,421	383,487	894,834
LVIP Delaware Bond Fund - Service Class	—	48,783	337,315	770,715
LVIP Delaware Bond Fund - Standard Class	—	1,687,526	1,369,921	6,291,393
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	2,606	64,011	53,807
LVIP Delaware Social Awareness Fund - Service Class	2,615,583	2,799,728	1,365,952	4,157,668
LVIP Delaware Social Awareness Fund - Standard Class	55,842,841	65,172,117	25,553,479	92,180,652
LVIP Delaware Special Opportunities Fund - Service Class	3,427,340	3,798,555	2,295,127	6,079,954
LVIP Delaware Special Opportunities Fund - Standard Class	37,844,160	47,759,691	20,183,429	69,259,024
LVIP Delaware Wealth Builder Fund - Service Class	600,502	672,790	433,011	1,227,873
LVIP Delaware Wealth Builder Fund - Standard Class	4,968,343	6,226,680	3,025,502	10,461,574
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	146,500	103,694	1,572,807	1,689,484
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	14,701,875	13,079,158	161,735,058	178,717,769
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	—	6,736	82,003	89,071
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	1,657	130,890	137,948
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	121,088	517,662	846,774	1,539,174
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	89,101	410,597	643,231	1,206,721
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	1,159,571	4,171,038	5,762,044
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	555,446	1,659,258	2,431,895
LVIP Global Income Fund - Service Class	23,297	5,526	204,905	159,391
LVIP Global Income Fund - Standard Class	22,387	(8,981)	226,846	172,324
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	21,635	1,172,966	4,308,146	5,933,298
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	10,997	823,381	2,062,480	3,172,058
LVIP Government Money Market Fund - Service Class	230	230	—	(58,923)
LVIP Government Money Market Fund - Standard Class	1,199	1,199	—	(231,984)
LVIP JPMorgan Retirement Income Fund - Service Class	250,859	236,487	321,947	650,209
LVIP JPMorgan Retirement Income Fund - Standard Class	6,448,261	6,044,169	9,047,192	17,746,724
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	—	21,077	93,290	112,795
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	35,580	161,279	198,515
LVIP Managed Risk Profile 2010 Fund - Service Class	19,284	29,439	86,796	128,128
LVIP Managed Risk Profile 2010 Fund - Standard Class	38,847	106,049	130,318	259,728
LVIP Managed Risk Profile 2020 Fund - Service Class	447,423	629,372	635,738	1,367,669
LVIP Managed Risk Profile 2020 Fund - Standard Class	352,510	587,270	425,960	1,107,032
LVIP Managed Risk Profile 2030 Fund - Service Class	442,622	525,697	1,728,747	2,440,614
LVIP Managed Risk Profile 2030 Fund - Standard Class	204,202	290,155	763,886	1,155,517
LVIP Managed Risk Profile 2040 Fund - Service Class	420,624	533,500	1,885,669	2,608,526
LVIP Managed Risk Profile 2040 Fund - Standard Class	58,686	88,022	253,093	373,885
LVIP Managed Risk Profile 2050 Fund - Service Class	15,466	22,826	1,224,051	1,346,752
LVIP Managed Risk Profile 2050 Fund - Standard Class	640	(1,581)	60,395	63,243
LVIP MFS International Growth Fund - Service Class	—	56,776	65,408	119,898
LVIP MFS Value Fund - Service Class	37,346	216,234	87,870	310,431
LVIP Mondrian International Value Fund - Service Class	34,130	34,990	3,065,873	3,511,990
LVIP Mondrian International Value Fund - Standard Class	309,500	3,848,131	25,137,272	33,093,387
LVIP SSGA Bond Index Fund - Service Class	—	(6,861)	30,465	68,114
LVIP SSGA Bond Index Fund - Standard Class	—	(7,438)	66,032	143,669
LVIP SSGA Developed International 150 Fund - Service Class	—	586	18,285	23,348
LVIP SSGA Emerging Markets 100 Fund - Service Class	—	(29,084)	1,880,811	2,025,892
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(237,424)	4,350,078	4,504,174

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	$535,616	$(150,869)	$384,747	$210,394
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	247,809	(64,779)	183,030	80,905
LVIP SSGA International Index Fund - Service Class	93,641	(37,657)	55,984	36,965
LVIP SSGA International Index Fund - Standard Class	116,528	(41,626)	74,902	64,142
LVIP SSGA International Managed Volatility Fund - Service Class	13,543	(6,338)	7,205	23,015
LVIP SSGA International Managed Volatility Fund - Standard Class	19,679	(9,018)	10,661	29,707
LVIP SSGA Large Cap 100 Fund - Service Class	7,639	(4,202)	3,437	8,571
LVIP SSGA S&P 500 Index Fund - Service Class	1,345,470	(794,935)	550,535	1,022,071
LVIP SSGA S&P 500 Index Fund - Standard Class	6,434,560	(3,494,335)	2,940,225	10,415,925
LVIP SSGA Small-Cap Index Fund - Service Class	120,365	(162,140)	(41,775)	418,664
LVIP SSGA Small-Cap Index Fund - Standard Class	417,689	(433,520)	(15,831)	1,623,545
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	17,577	(10,316)	7,261	10,761
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(9,746)	(9,746)	59,131
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(175,780)	(175,780)	372,928
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	352,911	(1,781,841)	(1,428,930)	6,014,817
LVIP Vanguard Domestic Equity ETF Fund - Service Class	247,723	(187,858)	59,865	442,396
LVIP Vanguard International Equity ETF Fund - Service Class	220,633	(103,510)	117,123	49,142
LVIP Wellington Capital Growth Fund - Service Class	—	(917)	(917)	(685)
LVIP Wellington Mid-Cap Value Fund - Service Class	447	(3,453)	(3,006)	27,064
MFS® VIT Total Return Series - Initial Class	32,830	(16,508)	16,322	39,461
MFS® VIT Utilities Series - Initial Class	5,603,829	(1,334,662)	4,269,167	1,892,508
MFS® VIT Utilities Series - Service Class	1,653,520	(400,146)	1,253,374	223,928
MFS® VIT II Core Equity Portfolio - Initial Class	46	(48)	(2)	—
Neuberger Berman AMT Large Cap Value Portfolio - I Class	331	(300)	31	5,266
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(542)	(542)	(861)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,818	(2,719)	(901)	1,656
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	4,485	(426)	4,059	(7,687)
PIMCO VIT Total Return Portfolio - Administrative Class	336,709	(168,950)	167,759	(109,911)
Putnam VT Global Health Care Fund - Class IB	301	(615)	(314)	2,639
Templeton Global Bond VIP Fund - Class 2	—	(42,016)	(42,016)	(29,764)
Wells Fargo VT Omega Growth Fund - Class 2	8	(809)	(801)	(1,459)
Wells Fargo VT Small Cap Growth Fund - Class 2	—	(3,197)	(3,197)	6,632

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	$—	$210,394	$1,216,633	$1,811,774
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	80,905	559,654	823,589
LVIP SSGA International Index Fund - Service Class	—	36,965	632,909	725,858
LVIP SSGA International Index Fund - Standard Class	—	64,142	703,927	842,971
LVIP SSGA International Managed Volatility Fund - Service Class	—	23,015	96,015	126,235
LVIP SSGA International Managed Volatility Fund - Standard Class	—	29,707	141,819	182,187
LVIP SSGA Large Cap 100 Fund - Service Class	38,533	47,104	4,508	55,049
LVIP SSGA S&P 500 Index Fund - Service Class	875,664	1,897,735	12,053,235	14,501,505
LVIP SSGA S&P 500 Index Fund - Standard Class	3,717,613	14,133,538	47,239,082	64,312,845
LVIP SSGA Small-Cap Index Fund - Service Class	385,248	803,912	1,139,381	1,901,518
LVIP SSGA Small-Cap Index Fund - Standard Class	1,013,116	2,636,661	2,610,942	5,231,772
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	63,318	74,079	(46,841)	34,499
LVIP T. Rowe Price Growth Stock Fund - Service Class	15,303	74,434	167,306	231,994
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	573,825	946,753	2,853,056	3,624,029
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	5,488,947	11,503,764	27,188,867	37,263,701
LVIP Vanguard Domestic Equity ETF Fund - Service Class	28,799	471,195	2,659,141	3,190,201
LVIP Vanguard International Equity ETF Fund - Service Class	—	49,142	2,153,122	2,319,387
LVIP Wellington Capital Growth Fund - Service Class	8,272	7,587	19,257	25,927
LVIP Wellington Mid-Cap Value Fund - Service Class	5,878	32,942	1,699	31,635
MFS® VIT Total Return Series - Initial Class	38,202	77,663	54,793	148,778
MFS® VIT Utilities Series - Initial Class	—	1,892,508	10,834,027	16,995,702
MFS® VIT Utilities Series - Service Class	—	223,928	3,424,719	4,902,021
MFS® VIT II Core Equity Portfolio - Initial Class	282	282	730	1,010
Neuberger Berman AMT Large Cap Value Portfolio - I Class	1,547	6,813	(568)	6,276
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,963	1,102	21,502	22,062
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	1,656	29,753	30,508
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(7,687)	3,721	93
PIMCO VIT Total Return Portfolio - Administrative Class	—	(109,911)	554,608	612,456
Putnam VT Global Health Care Fund - Class IB	4,878	7,517	270	7,473
Templeton Global Bond VIP Fund - Class 2	10,352	(19,412)	93,442	32,014
Wells Fargo VT Omega Growth Fund - Class 2	1,981	522	20,674	20,395
Wells Fargo VT Small Cap Growth Fund - Class 2	8,490	15,122	50,436	62,361

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2016 and 2017

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS International Value Portfolio - Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP International Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount
NET ASSETS JANUARY 1, 2016	$21,563,673	$116,230	$848,133	$22,131	$6,756,447	$30,551	$113,312,943
Changes From Operations:
• Net investment income (loss)	(196,128)	(156)	(4,261)	239	39,822	143	(117,801)
• Net realized gain (loss) on investments	673,769	(5,534)	51,535	17	(49,654)	49	10,129,388
• Net change in unrealized appreciation or depreciation on investments	(920,810)	2,724	123,129	530	213,583	(2,018)	(10,617,622)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(443,169)	(2,966)	170,403	786	203,751	(1,826)	(606,035)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	942,899	42	22,429	—	51,947	1,082	5,716,264
• Contract withdrawals & transfers to annuity reserves	(1,825,468)	(19,323)	(78,303)	(1,316)	(839,916)	(1,044)	(8,970,610)
• Contract transfers	(1,644,090)	(10,731)	(142,120)	(1,089)	(35,876)	415	(6,133,163)
	(2,526,659)	(30,012)	(197,994)	(2,405)	(823,845)	453	(9,387,509)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(3,677)	—	—	—	(8,133)	—	(92,943)
• Receipt (reimbursement) of mortality guarantee adjustment	664	—	—	—	423	—	6,945
	(3,013)	—	—	—	(7,710)	—	(85,998)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,529,672)	(30,012)	(197,994)	(2,405)	(831,555)	453	(9,473,507)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,972,841)	(32,978)	(27,591)	(1,619)	(627,804)	(1,373)	(10,079,542)
NET ASSETS AT DECEMBER 31, 2016	18,590,832	83,252	820,542	20,512	6,128,643	29,178	103,233,401
Changes From Operations:
• Net investment income (loss)	(170,166)	1,200	(5,403)	72	84,307	100	(405,573)
• Net realized gain (loss) on investments	753,611	77	68,747	(944)	(57,637)	628	5,589,819
• Net change in unrealized appreciation or depreciation on investments	6,195,029	20,931	26,780	1,072	118,499	7,769	24,942,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,778,474	22,208	90,124	200	145,169	8,497	30,126,432
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	886,668	64	10,966	—	21,330	1,030	6,052,086
• Contract withdrawals & transfers to annuity reserves	(2,013,067)	(5,588)	(142,193)	(93)	(689,497)	(2,257)	(12,093,028)
• Contract transfers	3,977,782	31,629	3,374	(20,619)	328,380	(2,072)	1,265,471
	2,851,383	26,105	(127,853)	(20,712)	(339,787)	(3,299)	(4,775,471)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(4,210)	—	—	—	(7,887)	—	(100,124)
• Receipt (reimbursement) of mortality guarantee adjustment	842	—	—	—	484	—	11,242
	(3,368)	—	—	—	(7,403)	—	(88,882)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,848,015	26,105	(127,853)	(20,712)	(347,190)	(3,299)	(4,864,353)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,626,489	48,313	(37,729)	(20,512)	(202,021)	5,198	25,262,079
NET ASSETS AT DECEMBER 31, 2017	$28,217,321	$131,565	$782,813	$—	$5,926,622	$34,376	$128,495,480

See accompanying notes.

	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount	Delaware VIP® Diversified Income Series - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$664,278,180	$261,683,273	$222,030,576	$24,872,148	$14,900,347	$50,268,450
Changes From Operations:
• Net investment income (loss)	(1,570,959)	1,169,339	732,506	41,672	21,537	1,059,204
• Net realized gain (loss) on investments	66,051,278	31,769,992	18,182,370	(175,277)	(196,784)	(28,632)
• Net change in unrealized appreciation or depreciation on investments	(13,047,466)	(6,772,738)	(13,788,877)	829,028	568,280	49,204
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,432,853	26,166,593	5,125,999	695,423	393,033	1,079,776
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	22,675,170	13,283,435	10,209,644	663,751	1,749,290	4,242,580
• Contract withdrawals & transfers to annuity reserves	(56,767,358)	(21,968,490)	(20,549,851)	(2,161,984)	(1,361,423)	(5,367,429)
• Contract transfers	(25,614,720)	(6,126,619)	(10,575,458)	(2,113,572)	(1,071,590)	86,930
	(59,706,908)	(14,811,674)	(20,915,665)	(3,611,805)	(683,723)	(1,037,919)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(725,311)	(373,389)	(156,773)	(19,459)	—	(16,482)
• Receipt (reimbursement) of mortality guarantee adjustment	40,760	28,851	2,371	1,921	(58,375)	(15,143)
	(684,551)	(344,538)	(154,402)	(17,538)	(58,375)	(31,625)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(60,391,459)	(15,156,212)	(21,070,067)	(3,629,343)	(742,098)	(1,069,544)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,958,606)	11,010,381	(15,944,068)	(2,933,920)	(349,065)	10,232
NET ASSETS AT DECEMBER 31, 2016	655,319,574	272,693,654	206,086,508	21,938,228	14,551,282	50,278,682
Changes From Operations:
• Net investment income (loss)	(3,708,509)	1,063,456	582,712	61,611	32,282	684,273
• Net realized gain (loss) on investments	82,702,864	23,119,711	5,063,608	371,931	181,681	(3,068)
• Net change in unrealized appreciation or depreciation on investments	91,553,314	31,913,485	55,786,837	2,225,945	1,571,204	1,187,757
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,547,669	56,096,652	61,433,157	2,659,487	1,785,167	1,868,962
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	22,880,480	12,960,429	9,488,515	522,322	1,797,918	4,188,166
• Contract withdrawals & transfers to annuity reserves	(69,049,725)	(29,141,031)	(24,342,630)	(2,012,812)	(1,645,870)	(5,988,250)
• Contract transfers	(12,781,335)	(652,311)	738,333	(713,966)	(561,371)	180,852
	(58,950,580)	(16,832,913)	(14,115,782)	(2,204,456)	(409,323)	(1,619,232)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(816,138)	(422,420)	(158,879)	(20,036)	—	(18,873)
• Receipt (reimbursement) of mortality guarantee adjustment	51,030	30,799	24,288	2,409	—	824
	(765,108)	(391,621)	(134,591)	(17,627)	—	(18,049)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(59,715,688)	(17,224,534)	(14,250,373)	(2,222,083)	(409,323)	(1,637,281)
TOTAL INCREASE (DECREASE) IN NET ASSETS	110,831,981	38,872,118	47,182,784	437,404	1,375,844	231,681
NET ASSETS AT DECEMBER 31, 2017	$766,151,555	$311,565,772	$253,269,292	$22,375,632	$15,927,126	$50,510,363

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® High Yield Series - Service Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Service Class Subaccount	Delaware VIP® REIT Series - Service Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount
NET ASSETS JANUARY 1, 2016	$107,074,978	$1,881,833	$11,167,039	$32,694,284	$2,647,416	$24,034,657	$124,999,640
Changes From Operations:
• Net investment income (loss)	2,504,352	(5,962)	661,425	1,913,516	6,642	5,310	334,565
• Net realized gain (loss) on investments	710,946	(5,124)	(223,322)	(1,077,451)	(4,691)	1,840,634	10,219,733
• Net change in unrealized appreciation or depreciation on investments	(489,573)	234,567	849,948	2,654,748	15,098	(745,665)	(4,929,939)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,725,725	223,481	1,288,051	3,490,813	17,049	1,100,279	5,624,359
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,895,832	20,860	1,479,959	889,909	36,954	2,719,259	2,820,019
• Contract withdrawals & transfers to annuity reserves	(10,151,212)	(143,669)	(1,219,776)	(3,173,565)	(193,887)	(2,380,678)	(11,044,088)
• Contract transfers	(8,380,002)	(159,048)	(207,625)	(2,920,812)	(112,828)	262,372	(1,986,330)
	(15,635,382)	(281,857)	52,558	(5,204,468)	(269,761)	600,953	(10,210,399)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(264,310)	—	—	(36,620)	—	(428)	(103,135)
• Receipt (reimbursement) of mortality guarantee adjustment	30,194	—	—	(16,738)	—	(224)	(5,077)
	(234,116)	—	—	(53,358)	—	(652)	(108,212)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,869,498)	(281,857)	52,558	(5,257,826)	(269,761)	600,301	(10,318,611)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,143,773)	(58,376)	1,340,609	(1,767,013)	(252,712)	1,700,580	(4,694,252)
NET ASSETS AT DECEMBER 31, 2016	93,931,205	1,823,457	12,507,648	30,927,271	2,394,704	25,735,237	120,305,388
Changes From Operations:
• Net investment income (loss)	1,511,307	(16,331)	609,153	1,477,822	13,561	84,507	669,727
• Net realized gain (loss) on investments	474,717	78,724	(109,036)	(470,799)	(2,479)	3,595,750	16,442,282
• Net change in unrealized appreciation or depreciation on investments	1,722,633	594,192	279,861	860,535	6,494	(3,624,245)	(16,587,252)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,708,657	656,585	779,978	1,867,558	17,576	56,012	524,757
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,062,081	11,406	1,514,023	682,131	274	2,565,898	2,936,711
• Contract withdrawals & transfers to annuity reserves	(10,375,704)	(364,941)	(1,674,146)	(4,350,914)	(468,603)	(2,902,705)	(11,759,831)
• Contract transfers	(2,895,800)	(5,018)	(43,449)	(1,521,494)	258,747	(980,052)	(11,444,001)
	(11,209,423)	(358,553)	(203,572)	(5,190,277)	(209,582)	(1,316,859)	(20,267,121)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(238,134)	—	—	(33,871)	—	(696)	(103,161)
• Receipt (reimbursement) of mortality guarantee adjustment	33,932	—	—	2,419	—	—	12,269
	(204,202)	—	—	(31,452)	—	(696)	(90,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,413,625)	(358,553)	(203,572)	(5,221,729)	(209,582)	(1,317,555)	(20,358,013)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,704,968)	298,032	576,406	(3,354,171)	(192,006)	(1,261,543)	(19,833,256)
NET ASSETS AT DECEMBER 31, 2017	$86,226,237	$2,121,489	$13,084,054	$27,573,100	$2,202,698	$24,473,694	$100,472,132

See accompanying notes.

	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Service Class Subaccount	Delaware VIP® Value Series - Service Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount
NET ASSETS JANUARY 1, 2016	$204,859,975	$20,921,449	$250,069,882	$240,363	$26,998,308	$156,539,067
Changes From Operations:
• Net investment income (loss)	(600,471)	(219,443)	(1,841,425)	(1,820)	204,611	1,584,045
• Net realized gain (loss) on investments	22,395,479	3,049,299	36,845,872	64,255	3,096,881	18,820,368
• Net change in unrealized appreciation or depreciation on investments	36,090,939	(1,293,002)	(18,699,763)	(78,410)	340,134	210,130
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,885,947	1,536,854	16,304,684	(15,975)	3,641,626	20,614,543
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,268,840	2,709,479	3,959,701	188	3,193,834	3,735,899
• Contract withdrawals & transfers to annuity reserves	(18,384,272)	(1,981,862)	(19,505,462)	(7,981)	(2,801,738)	(14,472,888)
• Contract transfers	(61,084)	48,367	(11,367,260)	19,701	873,581	5,490,955
	(11,176,516)	775,984	(26,913,021)	11,908	1,265,677	(5,246,034)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(174,659)	—	(122,337)	—	(815)	(256,309)
• Receipt (reimbursement) of mortality guarantee adjustment	18,572	—	13,234	—	(425)	40,846
	(156,087)	—	(109,103)	—	(1,240)	(215,463)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,332,603)	775,984	(27,022,124)	11,908	1,264,437	(5,461,497)
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,553,344	2,312,838	(10,717,440)	(4,067)	4,906,063	15,153,046
NET ASSETS AT DECEMBER 31, 2016	251,413,319	23,234,287	239,352,442	236,296	31,904,371	171,692,113
Changes From Operations:
• Net investment income (loss)	(871,402)	(229,211)	(1,694,954)	(2,172)	155,202	1,282,551
• Net realized gain (loss) on investments	17,083,901	1,909,414	22,367,078	(16,407)	1,936,929	13,026,384
• Net change in unrealized appreciation or depreciation on investments	8,624,976	2,314,888	18,358,720	57,634	1,745,304	5,892,662
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,837,475	3,995,091	39,030,844	39,055	3,837,435	20,201,597
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,923,266	2,853,934	3,424,770	188	3,302,825	3,432,852
• Contract withdrawals & transfers to annuity reserves	(23,218,205)	(2,516,493)	(22,326,902)	(85,033)	(3,988,022)	(16,591,476)
• Contract transfers	(9,165,075)	(379,718)	(9,303,682)	(36,506)	(386,688)	(6,012,996)
	(25,460,014)	(42,277)	(28,205,814)	(121,351)	(1,071,885)	(19,171,620)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(184,578)	—	(133,720)	—	(1,446)	(306,544)
• Receipt (reimbursement) of mortality guarantee adjustment	22,059	—	1,152	—	1	17,288
	(162,519)	—	(132,568)	—	(1,445)	(289,256)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25,622,533)	(42,277)	(28,338,382)	(121,351)	(1,073,330)	(19,460,876)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(785,058)	3,952,814	10,692,462	(82,296)	2,764,105	740,721
NET ASSETS AT DECEMBER 31, 2017	$250,628,261	$27,187,101	$250,044,904	$154,000	$34,668,476	$172,432,834

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Deutsche Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio - Class B Subaccount	Deutsche Equity 500 Index VIP Portfolio - Class A Subaccount	Deutsche Equity 500 Index VIP Portfolio - Class B Subaccount	Deutsche Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount
NET ASSETS JANUARY 1, 2016	$3,247,287	$1,983,182	$132,272	$4,891	$1,246,096	$222,663,800	$66,026,660
Changes From Operations:
• Net investment income (loss)	39,562	19,045	1,981	40	(848)	(673,338)	(245,465)
• Net realized gain (loss) on investments	(49,087)	(13,595)	12,888	457	155,702	21,662,882	5,874,645
• Net change in unrealized appreciation or depreciation on investments	140,214	71,201	(755)	249	68,881	(7,291,770)	(1,266,223)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	130,689	76,651	14,114	746	223,735	13,697,774	4,362,957
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	157,213	371,482	2,586	3,389	2,819	4,418,626	6,658,357
• Contract withdrawals & transfers to annuity reserves	(153,574)	(198,317)	(2,267)	(26)	(75,020)	(18,491,054)	(5,908,809)
• Contract transfers	(500,664)	(86,399)	(271)	—	(16,121)	(11,319,902)	(2,160,716)
	(497,025)	86,766	48	3,363	(88,322)	(25,392,330)	(1,411,168)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(2,512)	—	(9,553)	—	(66,600)	(243,271)	—
• Receipt (reimbursement) of mortality guarantee adjustment	239	—	3,761	—	(7,701)	24,777	—
	(2,273)	—	(5,792)	—	(74,301)	(218,494)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(499,298)	86,766	(5,744)	3,363	(162,623)	(25,610,824)	(1,411,168)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(368,609)	163,417	8,370	4,109	61,112	(11,913,050)	2,951,789
NET ASSETS AT DECEMBER 31, 2016	2,878,678	2,146,599	140,642	9,000	1,307,208	210,750,750	68,978,449
Changes From Operations:
• Net investment income (loss)	34,104	21,977	1,765	(23)	(3,810)	(311,394)	(172,911)
• Net realized gain (loss) on investments	(16,081)	(9,103)	11,880	714	83,575	18,702,491	5,541,604
• Net change in unrealized appreciation or depreciation on investments	136,251	109,362	14,916	(187)	82,866	22,644,658	8,313,505
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	154,274	122,236	28,561	504	162,631	41,035,755	13,682,198
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	118,307	357,370	2,489	785	4,802	3,634,786	6,236,306
• Contract withdrawals & transfers to annuity reserves	(409,816)	(252,027)	(4,098)	(26)	(77,332)	(22,415,178)	(8,483,134)
• Contract transfers	(587,069)	(240,082)	(436)	(10,263)	(7,849)	(7,746,479)	(2,150,343)
	(878,578)	(134,739)	(2,045)	(9,504)	(80,379)	(26,526,871)	(4,397,171)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	(10,784)	—	(46,457)	(274,710)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	4,436	—	8,146	31,776	—
	—	—	(6,348)	—	(38,311)	(242,934)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(878,578)	(134,739)	(8,393)	(9,504)	(118,690)	(26,769,805)	(4,397,171)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(724,304)	(12,503)	20,168	(9,000)	43,941	14,265,950	9,285,027
NET ASSETS AT DECEMBER 31, 2017	$2,154,374	$2,134,096	$160,810	$—	$1,351,149	$225,016,700	$78,263,476

See accompanying notes.

	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS JANUARY 1, 2016	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	—	—	—	—
• Net realized gain (loss) on investments	—	—	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	—	—	—
• Contract withdrawals & transfers to annuity reserves	—	—	—	—	—	—
• Contract transfers	—	—	—	—	—	—
	—	—	—	—	—	—
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—	—	—
NET ASSETS AT DECEMBER 31, 2016	—	—	—	—	—	—
Changes From Operations:
• Net investment income (loss)	4,744	(14)	1,260	(1)	5,562	(126)
• Net realized gain (loss) on investments	2,480	—	773	—	4,085	3,794
• Net change in unrealized appreciation or depreciation on investments	(2,439)	158	(392)	14	(7,413)	13
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,785	144	1,641	13	2,234	3,681
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	50	—	—	5,138	—	1,214
• Contract withdrawals & transfers to annuity reserves	—	—	—	—	—	—
• Contract transfers	385,231	55,054	702,127	—	485,106	(213)
	385,281	55,054	702,127	5,138	485,106	1,001
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	385,281	55,054	702,127	5,138	485,106	1,001
TOTAL INCREASE (DECREASE) IN NET ASSETS	390,066	55,198	703,768	5,151	487,340	4,682
NET ASSETS AT DECEMBER 31, 2017	$390,066	$55,198	$703,768	$5,151	$487,340	$4,682

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$—	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	—	—	—	—	—
• Net realized gain (loss) on investments	—	—	—	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—	—	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	—	—	—	—	—
• Contract withdrawals & transfers to annuity reserves	—	—	—	—	—	—	—
• Contract transfers	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—	—	—	—
NET ASSETS AT DECEMBER 31, 2016	—	—	—	—	—	—	—
Changes From Operations:
• Net investment income (loss)	1,284	159	876	2	594	336	635
• Net realized gain (loss) on investments	1,192	174	841	3	570	372	587
• Net change in unrealized appreciation or depreciation on investments	(1,748)	(166)	(651)	1	(85)	(173)	(594)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	728	167	1,066	6	1,079	535	628
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	135	6	203	—	542	—
• Contract withdrawals & transfers to annuity reserves	—	—	(189)	—	—	—	—
• Contract transfers	123,902	24,360	86,187	71,636	65,495	67,258	59,269
	123,902	24,495	86,004	71,839	65,495	67,800	59,269
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	123,902	24,495	86,004	71,839	65,495	67,800	59,269
TOTAL INCREASE (DECREASE) IN NET ASSETS	124,630	24,662	87,070	71,845	66,574	68,335	59,897
NET ASSETS AT DECEMBER 31, 2017	$124,630	$24,662	$87,070	$71,845	$66,574	$68,335	$59,897

See accompanying notes.

	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount
NET ASSETS JANUARY 1, 2016	$—	$80,792,327	$15,023,210	$2,626,499	$1,735,348	$1,686,293
Changes From Operations:
• Net investment income (loss)	—	(750,074)	(151,754)	(22,071)	65,066	11,731
• Net realized gain (loss) on investments	—	10,047,975	1,648,817	175,260	(8,436)	177,881
• Net change in unrealized appreciation or depreciation on investments	—	(9,639,829)	(1,538,222)	101,215	147,497	30,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(341,928)	(41,159)	254,404	204,127	220,325
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,804,406	2,424,555	5,153	1,080	3,302
• Contract withdrawals & transfers to annuity reserves	—	(7,176,947)	(948,428)	(236,183)	(335,311)	(97,686)
• Contract transfers	—	(5,381,205)	(436,609)	(100,320)	11,474	(204,002)
	—	(10,753,746)	1,039,518	(331,350)	(322,757)	(298,386)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	—	(59,714)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	3,273	—	(8,729)	—	—
	—	(56,441)	—	(8,729)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(10,810,187)	1,039,518	(340,079)	(322,757)	(298,386)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(11,152,115)	998,359	(85,675)	(118,630)	(78,061)
NET ASSETS AT DECEMBER 31, 2016	—	69,640,212	16,021,569	2,540,824	1,616,718	1,608,232
Changes From Operations:
• Net investment income (loss)	219	(758,363)	(190,084)	(18,109)	42,781	16,289
• Net realized gain (loss) on investments	255	7,691,290	1,843,233	178,888	17,180	112,224
• Net change in unrealized appreciation or depreciation on investments	(118)	16,815,786	3,966,349	290,459	63,530	(19,024)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	356	23,748,713	5,619,498	451,238	123,491	109,489
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,154	1,635,362	2,717,094	15,074	1,464	30,656
• Contract withdrawals & transfers to annuity reserves	—	(7,866,294)	(1,813,111)	(248,845)	(203,970)	(216,271)
• Contract transfers	52,162	10,228,088	1,158,156	(86,911)	52,437	29,032
	53,316	3,997,156	2,062,139	(320,682)	(150,069)	(156,583)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	—	(62,007)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	(2,102)	—	—	—	—
	—	(64,109)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,316	3,933,047	2,062,139	(320,682)	(150,069)	(156,583)
TOTAL INCREASE (DECREASE) IN NET ASSETS	53,672	27,681,760	7,681,637	130,556	(26,578)	(47,094)
NET ASSETS AT DECEMBER 31, 2017	$53,672	$97,321,972	$23,703,206	$2,671,380	$1,590,140	$1,561,138

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$37,588	$44,513	$304,992	$162,662,608	$7,308,215	$239,225,159	$272,168
Changes From Operations:
• Net investment income (loss)	(69)	44	1,451	(788,612)	49,257	1,992,778	16,489
• Net realized gain (loss) on investments	2,717	426	2,070	17,344,906	110,932	2,826,370	(45,042)
• Net change in unrealized appreciation or depreciation on investments	(1,464)	(1,195)	696	(9,957,587)	576,252	19,069,262	51,400
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,184	(725)	4,217	6,598,707	736,441	23,888,410	22,847
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	730	5,926,049	840,451	4,247,573	184,719
• Contract withdrawals & transfers to annuity reserves	—	(1,282)	(7,468)	(13,080,740)	(859,077)	(20,764,053)	(14,023)
• Contract transfers	(12,522)	(76)	—	(11,606,270)	(345,434)	(8,236,946)	(465,711)
	(12,522)	(1,358)	(6,738)	(18,760,961)	(364,060)	(24,753,426)	(295,015)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	(3,129)	(53,240)	—	(295,013)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	1,006	4,612	—	6,644	—
	—	—	(2,123)	(48,628)	—	(288,369)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,522)	(1,358)	(8,861)	(18,809,589)	(364,060)	(25,041,795)	(295,015)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,338)	(2,083)	(4,644)	(12,210,882)	372,381	(1,153,385)	(272,168)
NET ASSETS AT DECEMBER 31, 2016	26,250	42,430	300,348	150,451,726	7,680,596	238,071,774	—
Changes From Operations:
• Net investment income (loss)	(57)	59	824	(1,666,348)	46,097	1,939,477	—
• Net realized gain (loss) on investments	7,505	1,210	3,793	12,741,841	301,084	5,384,460	—
• Net change in unrealized appreciation or depreciation on investments	(5,643)	6,801	73,608	26,466,814	751,798	26,894,588	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,805	8,070	78,225	37,542,307	1,098,979	34,218,525	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3	1	590	5,488,982	864,512	3,573,397	—
• Contract withdrawals & transfers to annuity reserves	(27,889)	(6,971)	(5,169)	(14,660,173)	(1,243,754)	(21,885,860)	—
• Contract transfers	—	730	(1,623)	(3,233,329)	(259,184)	(5,570,618)	—
	(27,886)	(6,240)	(6,202)	(12,404,520)	(638,426)	(23,883,081)	—
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	(3,546)	(56,841)	—	(269,480)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	1,230	6,631	—	13,194	—
	—	—	(2,316)	(50,210)	—	(256,286)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,886)	(6,240)	(8,518)	(12,454,730)	(638,426)	(24,139,367)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,081)	1,830	69,707	25,087,577	460,553	10,079,158	—
NET ASSETS AT DECEMBER 31, 2017	$169	$44,260	$370,055	$175,539,303	$8,141,149	$248,150,932	$—

See accompanying notes.

	LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Scientific Allocation Fund - Service Class Subaccount	LVIP BlackRock Scientific Allocation Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$698,792	$5,494,499	$16,439,096	$9,197,384	$5,794,526	$2,681,142
Changes From Operations:
• Net investment income (loss)	28,334	(8,922)	33,520	84,644	45,939	(19,265)
• Net realized gain (loss) on investments	(176,712)	(42,491)	(370,263)	533,224	277,536	75,187
• Net change in unrealized appreciation or depreciation on investments	182,915	177,918	728,796	(261,911)	(98,707)	(128,307)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,537	126,505	392,053	355,957	224,768	(72,385)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	30,680	915,774	450,644	3,181,022	231,755	265,611
• Contract withdrawals & transfers to annuity reserves	(72,201)	(553,814)	(1,619,979)	(1,221,361)	(719,960)	(257,039)
• Contract transfers	(690,852)	(89,983)	(1,786,389)	349,777	150,352	(140,129)
	(732,373)	271,977	(2,955,724)	2,309,438	(337,853)	(131,557)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(1,213)	(427)	(27,888)	—	(2,326)	—
• Receipt (reimbursement) of mortality guarantee adjustment	257	(229)	(13,417)	—	398	—
	(956)	(656)	(41,305)	—	(1,928)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(733,329)	271,321	(2,997,029)	2,309,438	(339,781)	(131,557)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(698,792)	397,826	(2,604,976)	2,665,395	(115,013)	(203,942)
NET ASSETS AT DECEMBER 31, 2016	—	5,892,325	13,834,120	11,862,779	5,679,513	2,477,200
Changes From Operations:
• Net investment income (loss)	—	37,096	71,048	112,869	46,330	(16,261)
• Net realized gain (loss) on investments	—	(46,617)	(227,009)	621,310	276,424	257,171
• Net change in unrealized appreciation or depreciation on investments	—	62,753	295,855	797,781	353,247	404,827
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	53,232	139,894	1,531,960	676,001	645,737
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	805,918	345,713	2,674,429	101,742	290,382
• Contract withdrawals & transfers to annuity reserves	—	(725,157)	(1,641,753)	(2,315,446)	(1,135,974)	(160,598)
• Contract transfers	—	(150,588)	(673,800)	(223,710)	(222,700)	297,289
	—	(69,827)	(1,969,840)	135,273	(1,256,932)	427,073
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	—	(706)	(28,689)	—	(2,399)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	2,238	—	442	—
	—	(706)	(26,451)	—	(1,957)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(70,533)	(1,996,291)	135,273	(1,258,889)	427,073
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(17,301)	(1,856,397)	1,667,233	(582,888)	1,072,810
NET ASSETS AT DECEMBER 31, 2017	$—	$5,875,024	$11,977,723	$13,530,012	$5,096,625	$3,550,010

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Clarion Global Real Estate Fund - Service Class Subaccount	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount
NET ASSETS JANUARY 1, 2016	$235,312,424	$412,117	$1,005,723	$5,169,960	$10,928,192	$25,392,417	$219,947,599
Changes From Operations:
• Net investment income (loss)	(1,194,244)	(4,310)	(8,772)	155,691	327,307	367,656	3,398,332
• Net realized gain (loss) on investments	8,484,094	4,421	(56,485)	121,025	275,496	373,865	5,004,892
• Net change in unrealized appreciation or depreciation on investments	(13,071,403)	2,901	66,780	(291,644)	(619,531)	(405,594)	(4,436,487)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,781,553)	3,012	1,523	(14,928)	(16,728)	335,927	3,966,737
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,904,919	69,242	12,307	638,467	333,269	3,087,626	4,359,418
• Contract withdrawals & transfers to annuity reserves	(19,019,901)	(76,079)	(59,950)	(409,031)	(833,635)	(2,663,707)	(22,804,421)
• Contract transfers	(8,368,304)	(46,513)	(135,571)	(107,864)	(433,690)	(1,230)	(4,718,399)
	(23,483,286)	(53,350)	(183,214)	121,572	(934,056)	422,689	(23,163,402)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(76,494)	—	—	—	(7,709)	—	(607,279)
• Receipt (reimbursement) of mortality guarantee adjustment	10,348	—	—	—	1,200	—	90,719
	(66,146)	—	—	—	(6,509)	—	(516,560)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(23,549,432)	(53,350)	(183,214)	121,572	(940,565)	422,689	(23,679,962)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,330,985)	(50,338)	(181,691)	106,644	(957,293)	758,616	(19,713,225)
NET ASSETS AT DECEMBER 31, 2016	205,981,439	361,779	824,032	5,276,604	9,970,899	26,151,033	200,234,374
Changes From Operations:
• Net investment income (loss)	(814,181)	(4,725)	(9,731)	164,153	306,926	384,617	3,233,946
• Net realized gain (loss) on investments	14,860,350	7,181	12,683	82,807	204,421	48,783	1,687,526
• Net change in unrealized appreciation or depreciation on investments	34,938,165	90,901	202,124	235,977	383,487	337,315	1,369,921
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,984,334	93,357	205,076	482,937	894,834	770,715	6,291,393
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,292,080	97,229	14,187	613,726	328,973	2,691,276	4,115,868
• Contract withdrawals & transfers to annuity reserves	(19,559,962)	(43,099)	(42,869)	(557,047)	(954,613)	(2,903,538)	(21,721,839)
• Contract transfers	(4,248,997)	26,579	330,283	(241,469)	(480,793)	(681,883)	(6,065,273)
	(20,516,879)	80,709	301,601	(184,790)	(1,106,433)	(894,145)	(23,671,244)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(75,681)	—	—	—	(7,500)	—	(524,714)
• Receipt (reimbursement) of mortality guarantee adjustment	(39,908)	—	—	—	1,124	—	(1,064)
	(115,589)	—	—	—	(6,376)	—	(525,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(20,632,468)	80,709	301,601	(184,790)	(1,112,809)	(894,145)	(24,197,022)
TOTAL INCREASE (DECREASE) IN NET ASSETS	28,351,866	174,066	506,677	298,147	(217,975)	(123,430)	(17,905,629)
NET ASSETS AT DECEMBER 31, 2017	$234,333,305	$535,845	$1,330,709	$5,574,751	$9,752,924	$26,027,603	$182,328,745

See accompanying notes.

	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Service Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$5,382,506	$20,950,586	$541,450,617	$33,101,303	$416,152,487	$9,659,785
Changes From Operations:
• Net investment income (loss)	(51,989)	52,746	2,665,153	133,595	2,857,629	61,821
• Net realized gain (loss) on investments	(46,634)	2,823,849	74,659,821	5,150,508	67,756,786	988,378
• Net change in unrealized appreciation or depreciation on investments	136,385	(1,765,515)	(50,221,104)	853,921	3,108,702	(567,881)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,762	1,111,080	27,103,870	6,138,024	73,723,117	482,318
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	260,087	2,689,371	6,869,125	3,135,921	5,200,323	2,921,544
• Contract withdrawals & transfers to annuity reserves	(522,318)	(1,674,782)	(44,124,846)	(2,903,047)	(38,289,742)	(1,071,195)
• Contract transfers	(768,193)	(669,244)	(20,230,344)	(194,415)	(11,463,359)	(520,414)
	(1,030,424)	345,345	(57,486,065)	38,459	(44,552,778)	1,329,935
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(2,026)	—	(247,594)	(912)	(382,448)	—
• Receipt (reimbursement) of mortality guarantee adjustment	416	—	44,028	(479)	94,771	—
	(1,610)	—	(203,566)	(1,391)	(287,677)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,032,034)	345,345	(57,689,631)	37,068	(44,840,455)	1,329,935
TOTAL INCREASE (DECREASE) IN NET ASSETS	(994,272)	1,456,425	(30,585,761)	6,175,092	28,882,662	1,812,253
NET ASSETS AT DECEMBER 31, 2016	4,388,234	22,407,011	510,864,856	39,276,395	445,035,149	11,472,038
Changes From Operations:
• Net investment income (loss)	(12,810)	(8,012)	1,455,056	(13,728)	1,315,904	122,072
• Net realized gain (loss) on investments	2,606	2,799,728	65,172,117	3,798,555	47,759,691	672,790
• Net change in unrealized appreciation or depreciation on investments	64,011	1,365,952	25,553,479	2,295,127	20,183,429	433,011
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,807	4,157,668	92,180,652	6,079,954	69,259,024	1,227,873
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	267,957	2,729,352	5,402,846	3,101,493	6,046,993	2,177,759
• Contract withdrawals & transfers to annuity reserves	(496,845)	(2,541,182)	(46,198,265)	(4,916,448)	(40,986,359)	(2,175,060)
• Contract transfers	621,758	(226,897)	(10,821,581)	(873,187)	(12,307,102)	(591,820)
	392,870	(38,727)	(51,617,000)	(2,688,142)	(47,246,468)	(589,121)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(1,958)	—	(246,146)	(1,738)	(433,606)	—
• Receipt (reimbursement) of mortality guarantee adjustment	348	—	(24,884)	1	63,370	—
	(1,610)	—	(271,030)	(1,737)	(370,236)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	391,260	(38,727)	(51,888,030)	(2,689,879)	(47,616,704)	(589,121)
TOTAL INCREASE (DECREASE) IN NET ASSETS	445,067	4,118,941	40,292,622	3,390,075	21,642,320	638,752
NET ASSETS AT DECEMBER 31, 2017	$4,833,301	$26,525,952	$551,157,478	$42,666,470	$466,677,469	$12,110,790

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS JANUARY 1, 2016	$104,497,448	$7,212,942	$947,959,964	$319,437	$529,829	$19,579,354	$16,370,274
Changes From Operations:
• Net investment income (loss)	674,149	21,107	5,945,068	897	2,994	161,780	155,721
• Net realized gain (loss) on investments	10,145,575	2,826,848	342,683,591	(2,930)	(12,557)	630,918	576,071
• Net change in unrealized appreciation or depreciation on investments	(6,478,242)	(1,875,662)	(232,356,002)	6,937	19,299	(83,267)	(151,848)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,341,482	972,293	116,272,657	4,904	9,736	709,431	579,944
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,495,052	904,281	9,987,133	121,007	26,386	2,163,908	291,097
• Contract withdrawals & transfers to annuity reserves	(8,705,607)	(794,769)	(83,232,484)	(35,944)	(17,018)	(2,492,013)	(1,907,015)
• Contract transfers	(3,800,789)	136,878	(26,683,609)	(7,026)	28,097	(1,776,014)	(1,369,855)
	(11,011,344)	246,390	(99,928,960)	78,037	37,465	(2,104,119)	(2,985,773)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(96,273)	—	(2,838,039)	—	—	(24,599)	(7,830)
• Receipt (reimbursement) of mortality guarantee adjustment	(13,959)	—	523,158	—	—	(4,365)	950
	(110,232)	—	(2,314,881)	—	—	(28,964)	(6,880)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,121,576)	246,390	(102,243,841)	78,037	37,465	(2,133,083)	(2,992,653)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,780,094)	1,218,683	14,028,816	82,941	47,201	(1,423,652)	(2,412,709)
NET ASSETS AT DECEMBER 31, 2016	97,717,354	8,431,625	961,988,780	402,378	577,030	18,155,702	13,957,565
Changes From Operations:
• Net investment income (loss)	1,209,392	12,983	3,903,553	332	5,401	174,738	152,893
• Net realized gain (loss) on investments	6,226,680	103,694	13,079,158	6,736	1,657	517,662	410,597
• Net change in unrealized appreciation or depreciation on investments	3,025,502	1,572,807	161,735,058	82,003	130,890	846,774	643,231
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,461,574	1,689,484	178,717,769	89,071	137,948	1,539,174	1,206,721
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,174,800	1,013,281	10,022,567	94,140	26,143	1,498,950	233,311
• Contract withdrawals & transfers to annuity reserves	(8,023,495)	(752,588)	(88,178,812)	(25,855)	(36,027)	(2,832,549)	(1,762,574)
• Contract transfers	(2,469,425)	209,945	(20,751,806)	41,451	370,170	(721,846)	(577,151)
	(9,318,120)	470,638	(98,908,051)	109,736	360,286	(2,055,445)	(2,106,414)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(81,510)	—	(2,985,207)	—	—	(2,291)	(7,605)
• Receipt (reimbursement) of mortality guarantee adjustment	12,747	—	(107,259)	—	—	69	1,346
	(68,763)	—	(3,092,466)	—	—	(2,222)	(6,259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,386,883)	470,638	(102,000,517)	109,736	360,286	(2,057,667)	(2,112,673)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,074,691	2,160,122	76,717,252	198,807	498,234	(518,493)	(905,952)
NET ASSETS AT DECEMBER 31, 2017	$98,792,045	$10,591,747	$1,038,706,032	$601,185	$1,075,264	$17,637,209	$13,051,613
See accompanying notes.

	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Service Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS JANUARY 1, 2016	$43,972,204	$21,228,656	$4,457,696	$5,809,107	$52,486,966	$31,393,414
Changes From Operations:
• Net investment income (loss)	282,524	161,528	(50,694)	(55,117)	247,188	196,013
• Net realized gain (loss) on investments	482,384	329,144	(10,219)	(56,994)	1,500,367	896,150
• Net change in unrealized appreciation or depreciation on investments	686,198	178,188	21,609	99,821	(280,715)	(239,220)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,451,106	668,860	(39,304)	(12,290)	1,466,840	852,943
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,473,562	893,969	468,027	204,118	5,338,585	843,281
• Contract withdrawals & transfers to annuity reserves	(4,478,757)	(2,297,880)	(412,716)	(627,245)	(6,596,634)	(3,390,776)
• Contract transfers	(2,537,506)	(1,925,491)	(48,005)	(702,483)	(3,789,965)	(2,777,892)
	(2,542,701)	(3,329,402)	7,306	(1,125,610)	(5,048,014)	(5,325,387)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	—	(1,574)	—	(5,571)	(1,355)	(42,111)
• Receipt (reimbursement) of mortality guarantee adjustment	—	351	—	(6,312)	(1,566)	2,618
	—	(1,223)	—	(11,883)	(2,921)	(39,493)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,542,701)	(3,330,625)	7,306	(1,137,493)	(5,050,935)	(5,364,880)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,091,595)	(2,661,765)	(31,998)	(1,149,783)	(3,584,095)	(4,511,937)
NET ASSETS AT DECEMBER 31, 2016	42,880,609	18,566,891	4,425,698	4,659,324	48,902,871	26,881,477
Changes From Operations:
• Net investment income (loss)	431,435	217,191	(51,040)	(45,541)	452,186	286,197
• Net realized gain (loss) on investments	1,159,571	555,446	5,526	(8,981)	1,172,966	823,381
• Net change in unrealized appreciation or depreciation on investments	4,171,038	1,659,258	204,905	226,846	4,308,146	2,062,480
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,762,044	2,431,895	159,391	172,324	5,933,298	3,172,058
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,684,071	579,091	486,284	120,977	3,938,317	682,677
• Contract withdrawals & transfers to annuity reserves	(5,618,906)	(2,136,483)	(546,025)	(571,994)	(6,202,819)	(3,431,191)
• Contract transfers	(2,424,133)	(1,410,826)	139,580	(128,274)	(2,777,536)	(1,900,984)
	(4,358,968)	(2,968,218)	79,839	(579,291)	(5,042,038)	(4,649,498)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	—	(1,659)	—	(10,122)	(1,414)	(36,129)
• Receipt (reimbursement) of mortality guarantee adjustment	—	467	—	662	188	2,468
	—	(1,192)	—	(9,460)	(1,226)	(33,661)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,358,968)	(2,969,410)	79,839	(588,751)	(5,043,264)	(4,683,159)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,403,076	(537,515)	239,230	(416,427)	890,034	(1,511,101)
NET ASSETS AT DECEMBER 31, 2017	$44,283,685	$18,029,376	$4,664,928	$4,242,897	$49,792,905	$25,370,376

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Government Money Market Fund - Service Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$7,523,244	$44,247,610	$6,785,728	$206,460,598	$427,708	$1,056,968	$1,299,115
Changes From Operations:
• Net investment income (loss)	(72,873)	(420,200)	87,065	2,796,087	(2,437)	48	11,535
• Net realized gain (loss) on investments	—	—	201,131	5,585,877	928	(13,740)	64,874
• Net change in unrealized appreciation or depreciation on investments	—	—	(56,098)	(1,299,110)	55,405	109,461	(32,860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(72,873)	(420,200)	232,098	7,082,854	53,896	95,769	43,549
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,290,524	931,607	937,285	2,550,333	170,008	36,915	266,818
• Contract withdrawals & transfers to annuity reserves	(1,750,690)	(7,640,445)	(642,481)	(20,325,714)	(46,994)	(141,567)	(150,786)
• Contract transfers	357,650	3,966,600	(485,090)	(6,427,467)	96,517	597,562	52,254
	(102,516)	(2,742,238)	(190,286)	(24,202,848)	219,531	492,910	168,286
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	(56,529)	—	(170,076)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	10,857	—	44,653	—	—	—
	—	(45,672)	—	(125,423)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(102,516)	(2,787,910)	(190,286)	(24,328,271)	219,531	492,910	168,286
TOTAL INCREASE (DECREASE) IN NET ASSETS	(175,389)	(3,208,110)	41,812	(17,245,417)	273,427	588,679	211,835
NET ASSETS AT DECEMBER 31, 2016	7,347,855	41,039,500	6,827,540	189,215,181	701,135	1,645,647	1,510,950
Changes From Operations:
• Net investment income (loss)	(59,153)	(233,183)	91,775	2,655,363	(1,572)	1,656	11,893
• Net realized gain (loss) on investments	230	1,199	236,487	6,044,169	21,077	35,580	29,439
• Net change in unrealized appreciation or depreciation on investments	—	—	321,947	9,047,192	93,290	161,279	86,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(58,923)	(231,984)	650,209	17,746,724	112,795	198,515	128,128
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,265,904	634,617	833,450	2,192,509	312,936	51,437	272,852
• Contract withdrawals & transfers to annuity reserves	(1,054,770)	(8,520,865)	(745,422)	(17,740,270)	(102,260)	(198,401)	(277,412)
• Contract transfers	(620,843)	1,999,399	(153,664)	(4,134,122)	8,194	51,977	111,301
	(409,709)	(5,886,849)	(65,636)	(19,681,883)	218,870	(94,987)	106,741
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	(44,594)	—	(173,756)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	3,276	—	10,747	—	—	—
	—	(41,318)	—	(163,009)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(409,709)	(5,928,167)	(65,636)	(19,844,892)	218,870	(94,987)	106,741
TOTAL INCREASE (DECREASE) IN NET ASSETS	(468,632)	(6,160,151)	584,573	(2,098,168)	331,665	103,528	234,869
NET ASSETS AT DECEMBER 31, 2017	$6,879,223	$34,879,349	$7,412,113	$187,117,013	$1,032,800	$1,749,175	$1,745,819

See accompanying notes.

	LVIP Managed Risk Profile 2010 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund - Service Class Subaccount	LVIP Managed Risk Profile 2020 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund - Service Class Subaccount	LVIP Managed Risk Profile 2030 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$3,220,493	$12,554,103	$11,907,972	$16,964,202	$8,437,734	$16,989,291
Changes From Operations:
• Net investment income (loss)	30,072	106,320	105,805	149,735	89,548	135,172
• Net realized gain (loss) on investments	176,533	429,655	422,757	478,451	206,262	395,713
• Net change in unrealized appreciation or depreciation on investments	(98,448)	(140,943)	(165,570)	(166,995)	(71,926)	(54,579)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	108,157	395,032	362,992	461,191	223,884	476,306
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	53,593	2,205,736	419,784	4,303,452	493,264	5,194,965
• Contract withdrawals & transfers to annuity reserves	(354,754)	(1,836,156)	(1,947,526)	(1,880,958)	(776,898)	(2,769,168)
• Contract transfers	158,575	(141,694)	(36,718)	(680,813)	507,208	(490,841)
	(142,586)	227,886	(1,564,460)	1,741,681	223,574	1,934,956
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(3,547)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	366	—	—	—	—	—
	(3,181)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(145,767)	227,886	(1,564,460)	1,741,681	223,574	1,934,956
TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,610)	622,918	(1,201,468)	2,202,872	447,458	2,411,262
NET ASSETS AT DECEMBER 31, 2016	3,182,883	13,177,021	10,706,504	19,167,074	8,885,192	19,400,553
Changes From Operations:
• Net investment income (loss)	23,361	102,559	93,802	186,170	101,476	189,357
• Net realized gain (loss) on investments	106,049	629,372	587,270	525,697	290,155	533,500
• Net change in unrealized appreciation or depreciation on investments	130,318	635,738	425,960	1,728,747	763,886	1,885,669
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	259,728	1,367,669	1,107,032	2,440,614	1,155,517	2,608,526
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	50,105	1,826,613	314,292	3,960,653	452,208	4,960,458
• Contract withdrawals & transfers to annuity reserves	(684,746)	(1,962,187)	(2,201,297)	(1,712,258)	(890,186)	(2,260,961)
• Contract transfers	173,660	(25,861)	637,427	238,279	977,667	(1,190,557)
	(460,981)	(161,435)	(1,249,578)	2,486,674	539,689	1,508,940
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(3,593)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	439	—	—	—	—	—
	(3,154)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(464,135)	(161,435)	(1,249,578)	2,486,674	539,689	1,508,940
TOTAL INCREASE (DECREASE) IN NET ASSETS	(204,407)	1,206,234	(142,546)	4,927,288	1,695,206	4,117,466
NET ASSETS AT DECEMBER 31, 2017	$2,978,476	$14,383,255	$10,563,958	$24,094,362	$10,580,398	$23,518,019

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Managed Risk Profile 2040 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund - Service Class Subaccount	LVIP Managed Risk Profile 2050 Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount	LVIP MFS Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount
NET ASSETS JANUARY 1, 2016	$2,823,560	$5,010,871	$414,245	$548,658	$2,195,281	$17,885,680	$189,760,112
Changes From Operations:
• Net investment income (loss)	22,720	62,192	6,495	157	11,731	316,610	3,340,499
• Net realized gain (loss) on investments	57,596	25,100	(6,034)	8,961	240,520	486,988	8,627,943
• Net change in unrealized appreciation or depreciation on investments	(10,965)	151,293	15,109	(7,908)	7,104	(315,121)	(6,833,397)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	69,351	238,585	15,570	1,210	259,355	488,477	5,135,045
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	113,216	3,353,942	38,701	316	285	1,932,346	3,569,904
• Contract withdrawals & transfers to annuity reserves	(148,125)	(779,907)	(13,306)	(39,542)	(300,060)	(1,371,669)	(16,225,009)
• Contract transfers	(242,023)	(115,477)	124,479	5,268	(41,956)	(850,871)	(9,844,950)
	(276,932)	2,458,558	149,874	(33,958)	(341,731)	(290,194)	(22,500,055)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	—	—	—	(514)	(102,119)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	(277)	4,928
	—	—	—	—	—	(791)	(97,191)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(276,932)	2,458,558	149,874	(33,958)	(341,731)	(290,985)	(22,597,246)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(207,581)	2,697,143	165,444	(32,748)	(82,376)	197,492	(17,462,201)
NET ASSETS AT DECEMBER 31, 2016	2,615,979	7,708,014	579,689	515,910	2,112,905	18,083,172	172,297,911
Changes From Operations:
• Net investment income (loss)	32,770	99,875	4,429	(2,286)	6,327	411,127	4,107,984
• Net realized gain (loss) on investments	88,022	22,826	(1,581)	56,776	216,234	34,990	3,848,131
• Net change in unrealized appreciation or depreciation on investments	253,093	1,224,051	60,395	65,408	87,870	3,065,873	25,137,272
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	373,885	1,346,752	63,243	119,898	310,431	3,511,990	33,093,387
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	128,674	3,528,447	33,728	391	157	1,689,176	3,014,870
• Contract withdrawals & transfers to annuity reserves	(272,834)	(1,030,258)	(43,904)	(256,191)	(378,077)	(2,373,757)	(16,862,685)
• Contract transfers	412,909	(55,576)	(182,478)	9,034	(2,853)	(366,200)	(5,977,796)
	268,749	2,442,613	(192,654)	(246,766)	(380,773)	(1,050,781)	(19,825,611)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	—	—	—	(966)	(106,834)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	1	15,791
	—	—	—	—	—	(965)	(91,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	268,749	2,442,613	(192,654)	(246,766)	(380,773)	(1,051,746)	(19,916,654)
TOTAL INCREASE (DECREASE) IN NET ASSETS	642,634	3,789,365	(129,411)	(126,868)	(70,342)	2,460,244	13,176,733
NET ASSETS AT DECEMBER 31, 2017	$3,258,613	$11,497,379	$450,278	$389,042	$2,042,563	$20,543,416	$185,474,644

See accompanying notes.

	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$2,730,230	$5,279,420	$91,911	$6,620,005	$17,285,103	$15,320,617
Changes From Operations:
• Net investment income (loss)	38,296	85,976	2,058	138,774	350,121	91,261
• Net realized gain (loss) on investments	12,480	33,521	(1,070)	(174,385)	(1,071,168)	86,376
• Net change in unrealized appreciation or depreciation on investments	(37,779)	(60,665)	6,870	1,030,173	3,139,488	448,446
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,997	58,832	7,858	994,562	2,418,441	626,083
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	604,086	161,171	—	1,391,450	825,541	1,249,199
• Contract withdrawals & transfers to annuity reserves	(630,494)	(780,255)	(8,340)	(533,577)	(1,612,642)	(1,904,847)
• Contract transfers	957,834	2,132,849	6,352	274,781	625,923	(904,179)
	931,426	1,513,765	(1,988)	1,132,654	(161,178)	(1,559,827)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(1,692)	(6,427)	—	—	(7,309)	—
• Receipt (reimbursement) of mortality guarantee adjustment	31	450	—	—	190	—
	(1,661)	(5,977)	—	—	(7,119)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	929,765	1,507,788	(1,988)	1,132,654	(168,297)	(1,559,827)
TOTAL INCREASE (DECREASE) IN NET ASSETS	942,762	1,566,620	5,870	2,127,216	2,250,144	(933,744)
NET ASSETS AT DECEMBER 31, 2016	3,672,992	6,846,040	97,781	8,747,221	19,535,247	14,386,873
Changes From Operations:
• Net investment income (loss)	44,510	85,075	4,477	174,165	391,520	384,747
• Net realized gain (loss) on investments	(6,861)	(7,438)	586	(29,084)	(237,424)	210,394
• Net change in unrealized appreciation or depreciation on investments	30,465	66,032	18,285	1,880,811	4,350,078	1,216,633
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,114	143,669	23,348	2,025,892	4,504,174	1,811,774
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	541,420	163,293	—	1,667,099	943,259	945,850
• Contract withdrawals & transfers to annuity reserves	(524,199)	(943,879)	(4,738)	(1,093,065)	(2,523,895)	(1,896,089)
• Contract transfers	116,499	(4,101)	43,998	846,528	1,966,687	(564,940)
	133,720	(784,687)	39,260	1,420,562	386,051	(1,515,179)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(1,622)	(11,079)	—	—	(7,128)	—
• Receipt (reimbursement) of mortality guarantee adjustment	31	799	—	—	307	—
	(1,591)	(10,280)	—	—	(6,821)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	132,129	(794,967)	39,260	1,420,562	379,230	(1,515,179)
TOTAL INCREASE (DECREASE) IN NET ASSETS	200,243	(651,298)	62,608	3,446,454	4,883,404	296,595
NET ASSETS AT DECEMBER 31, 2017	$3,873,235	$6,194,742	$160,389	$12,193,675	$24,418,651	$14,683,468

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - - Service Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$7,315,767	$2,493,887	$3,672,356	$—	$—	$308,284	$61,092,619
Changes From Operations:
• Net investment income (loss)	58,420	54,080	72,272	3,542	8,012	3,345	564,045
• Net realized gain (loss) on investments	(4,632)	(23,508)	(90,484)	(53)	(53)	24,958	1,472,227
• Net change in unrealized appreciation or depreciation on investments	262,050	(28,921)	(4,782)	(5,622)	(11,418)	25,280	4,554,466
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	315,838	1,651	(22,994)	(2,133)	(3,459)	53,583	6,590,738
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	411,392	519,327	144,550	21,967	1,836	75	8,228,136
• Contract withdrawals & transfers to annuity reserves	(436,225)	(271,734)	(264,083)	(25)	(180)	(5,489)	(5,892,465)
• Contract transfers	(966,778)	219,948	(169,369)	503,640	857,153	84,293	1,311,133
	(991,611)	467,541	(288,902)	525,582	858,809	78,879	3,646,804
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	(540)	—	(111)	—	(654)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	128	—	—	(35,178)	34
	—	—	(412)	—	(111)	(35,178)	(620)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(991,611)	467,541	(289,314)	525,582	858,698	43,701	3,646,184
TOTAL INCREASE (DECREASE) IN NET ASSETS	(675,773)	469,192	(312,308)	523,449	855,239	97,284	10,236,922
NET ASSETS AT DECEMBER 31, 2016	6,639,994	2,963,079	3,360,048	523,449	855,239	405,568	71,329,541
Changes From Operations:
• Net investment income (loss)	183,030	55,984	74,902	7,205	10,661	3,437	550,535
• Net realized gain (loss) on investments	80,905	36,965	64,142	23,015	29,707	47,104	1,897,735
• Net change in unrealized appreciation or depreciation on investments	559,654	632,909	703,927	96,015	141,819	4,508	12,053,235
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	823,589	725,858	842,971	126,235	182,187	55,049	14,501,505
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	237,025	514,483	222,266	255,682	31,119	66	9,117,483
• Contract withdrawals & transfers to annuity reserves	(902,882)	(389,072)	(485,605)	(125,065)	(101,447)	(47,027)	(8,352,995)
• Contract transfers	(371,145)	344,595	737,880	(58,456)	(30,601)	(105,939)	1,189,574
	(1,037,002)	470,006	474,541	72,161	(100,929)	(152,900)	1,954,062
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	—	—	(597)	—	(1,481)	—	(734)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	172	—	226	—	48
	—	—	(425)	—	(1,255)	—	(686)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,037,002)	470,006	474,116	72,161	(102,184)	(152,900)	1,953,376
TOTAL INCREASE (DECREASE) IN NET ASSETS	(213,413)	1,195,864	1,317,087	198,396	80,003	(97,851)	16,454,881
NET ASSETS AT DECEMBER 31, 2017	$6,426,581	$4,158,943	$4,677,135	$721,845	$935,242	$307,717	$87,784,422

See accompanying notes.

	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount
NET ASSETS JANUARY 1, 2016	$327,511,899	$12,336,868	$39,880,990	$670,376	$662,243	$13,941,805
Changes From Operations:
• Net investment income (loss)	3,198,983	23,812	150,199	5,812	(7,588)	(135,439)
• Net realized gain (loss) on investments	11,115,354	496,562	1,218,513	43,638	65,857	943,191
• Net change in unrealized appreciation or depreciation on investments	18,310,689	1,885,738	5,453,266	143,077	(54,352)	91,168
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,625,026	2,406,112	6,821,978	192,527	3,917	898,920
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,077,929	1,324,644	941,531	646	474	1,915,692
• Contract withdrawals & transfers to annuity reserves	(28,657,611)	(1,136,555)	(3,584,126)	(60,856)	(11,536)	(1,088,557)
• Contract transfers	(5,811,427)	187,981	(552,431)	(11,169)	39,834	(229,965)
	(27,391,109)	376,070	(3,195,026)	(71,379)	28,772	597,170
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(345,056)	—	(11,439)	(1,272)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	18,055	—	810	52	—	—
	(327,001)	—	(10,629)	(1,220)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,718,110)	376,070	(3,205,655)	(72,599)	28,772	597,170
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,906,916	2,782,182	3,616,323	119,928	32,689	1,496,090
NET ASSETS AT DECEMBER 31, 2016	332,418,815	15,119,050	43,497,313	790,304	694,932	15,437,895
Changes From Operations:
• Net investment income (loss)	2,940,225	(41,775)	(15,831)	7,261	(9,746)	(175,780)
• Net realized gain (loss) on investments	14,133,538	803,912	2,636,661	74,079	74,434	946,753
• Net change in unrealized appreciation or depreciation on investments	47,239,082	1,139,381	2,610,942	(46,841)	167,306	2,853,056
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	64,312,845	1,901,518	5,231,772	34,499	231,994	3,624,029
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,146,001	1,437,306	961,759	585	178	2,145,109
• Contract withdrawals & transfers to annuity reserves	(32,522,056)	(1,624,241)	(4,009,721)	(30,464)	(74,508)	(1,846,178)
• Contract transfers	(4,934,520)	(11,830)	(1,827,455)	1,619	72,815	411,215
	(31,310,575)	(198,765)	(4,875,417)	(28,260)	(1,515)	710,146
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(345,491)	—	(13,355)	(1,606)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	(30,556)	—	1,261	68	—	—
	(376,047)	—	(12,094)	(1,538)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,686,622)	(198,765)	(4,887,511)	(29,798)	(1,515)	710,146
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,626,223	1,702,753	344,261	4,701	230,479	4,334,175
NET ASSETS AT DECEMBER 31, 2017	$365,045,038	$16,821,803	$43,841,574	$795,005	$925,411	$19,772,070

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Service Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount
NET ASSETS JANUARY 1, 2016	$170,680,544	$10,760,223	$6,594,504	$102,358	$298,705	$1,276,104	$134,565,693
Changes From Operations:
• Net investment income (loss)	(1,175,153)	90,463	91,601	(824)	(2,631)	21,364	3,933,488
• Net realized gain (loss) on investments	13,812,593	213,230	(139,554)	1,275	24,703	76,150	3,307,704
• Net change in unrealized appreciation or depreciation on investments	(2,308,055)	1,026,261	176,541	(1,183)	10,988	(2,095)	5,766,574
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,329,385	1,329,954	128,588	(732)	33,060	95,419	13,007,766
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,379,936	1,776,095	986,077	—	99	255	3,261,626
• Contract withdrawals & transfers to annuity reserves	(12,559,352)	(904,615)	(700,045)	(347)	(22,781)	(160,774)	(12,752,685)
• Contract transfers	(6,516,109)	2,789,452	795,270	(77,324)	(7,992)	57,255	(7,597,346)
	(15,695,525)	3,660,932	1,081,302	(77,671)	(30,674)	(103,264)	(17,088,405)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(40,944)	(3,083)	—	—	—	(19,831)	(174,885)
• Receipt (reimbursement) of mortality guarantee adjustment	(26,845)	25	—	—	—	(517)	28,800
	(67,789)	(3,058)	—	—	—	(20,348)	(146,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,763,314)	3,657,874	1,081,302	(77,671)	(30,674)	(123,612)	(17,234,490)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,433,929)	4,987,828	1,209,890	(78,403)	2,386	(28,193)	(4,226,724)
NET ASSETS AT DECEMBER 31, 2016	165,246,615	15,748,051	7,804,394	23,955	301,091	1,247,911	130,338,969
Changes From Operations:
• Net investment income (loss)	(1,428,930)	59,865	117,123	(917)	(3,006)	16,322	4,269,167
• Net realized gain (loss) on investments	11,503,764	471,195	49,142	7,587	32,942	77,663	1,892,508
• Net change in unrealized appreciation or depreciation on investments	27,188,867	2,659,141	2,153,122	19,257	1,699	54,793	10,834,027
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,263,701	3,190,201	2,319,387	25,927	31,635	148,778	16,995,702
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,929,172	2,094,404	1,284,384	—	102	237	3,076,081
• Contract withdrawals & transfers to annuity reserves	(13,275,123)	(1,337,851)	(697,007)	(2,352)	(49,025)	(81,571)	(13,894,001)
• Contract transfers	(3,543,928)	1,491,533	2,564,713	89,343	(1,862)	116,662	(8,576,488)
	(13,889,879)	2,248,086	3,152,090	86,991	(50,785)	35,328	(19,394,408)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—	—
• Annuity Payments	(42,788)	(3,509)	—	—	—	(21,212)	(188,031)
• Receipt (reimbursement) of mortality guarantee adjustment	997	37	—	—	—	5,555	25,964
	(41,791)	(3,472)	—	—	—	(15,657)	(162,067)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(13,931,670)	2,244,614	3,152,090	86,991	(50,785)	19,671	(19,556,475)
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,332,031	5,434,815	5,471,477	112,918	(19,150)	168,449	(2,560,773)
NET ASSETS AT DECEMBER 31, 2017	$188,578,646	$21,182,866	$13,275,871	$136,873	$281,941	$1,416,360	$127,778,196
See accompanying notes.

	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT Commodity- RealReturn® Strategy Portfolio - Advisor Class Subaccount
NET ASSETS JANUARY 1, 2016	$33,428,679	$5,828	$11,678	$118,098	$190,747	$47,033
Changes From Operations:
• Net investment income (loss)	978,973	(13)	34	(638)	(1,122)	(23)
• Net realized gain (loss) on investments	850,023	156	1,161	5,501	14,470	(7,525)
• Net change in unrealized appreciation or depreciation on investments	1,547,525	296	1,939	(313)	10,608	14,109
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,376,521	439	3,134	4,550	23,956	6,561
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,867,152	—	121	900	777	8
• Contract withdrawals & transfers to annuity reserves	(2,818,267)	(1,982)	—	(1,077)	(5,086)	(10,914)
• Contract transfers	(793,577)	—	—	—	(9,617)	6,606
	255,308	(1,982)	121	(177)	(13,926)	(4,300)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(432)	—	—	—	—	(877)
• Receipt (reimbursement) of mortality guarantee adjustment	(232)	—	—	—	—	17
	(664)	—	—	—	—	(860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	254,644	(1,982)	121	(177)	(13,926)	(5,160)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,631,165	(1,543)	3,255	4,373	10,030	1,401
NET ASSETS AT DECEMBER 31, 2016	37,059,844	4,285	14,933	122,471	200,777	48,434
Changes From Operations:
• Net investment income (loss)	1,253,374	(2)	31	(542)	(901)	4,059
• Net realized gain (loss) on investments	223,928	282	6,813	1,102	1,656	(7,687)
• Net change in unrealized appreciation or depreciation on investments	3,424,719	730	(568)	21,502	29,753	3,721
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,902,021	1,010	6,276	22,062	30,508	93
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,790,358	2	120	854	810	8
• Contract withdrawals & transfers to annuity reserves	(4,035,774)	—	(1,978)	(3,629)	(5,228)	(10,952)
• Contract transfers	(1,082,695)	—	37,856	(34,960)	890	1,914
	(1,328,111)	2	35,998	(37,735)	(3,528)	(9,030)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—	—	—	—
• Annuity Payments	(777)	—	—	—	—	(869)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	16
	(777)	—	—	—	—	(853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,328,888)	2	35,998	(37,735)	(3,528)	(9,883)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,573,133	1,012	42,274	(15,673)	26,980	(9,790)
NET ASSETS AT DECEMBER 31, 2017	$40,632,977	$5,297	$57,207	$106,798	$227,757	$38,644

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Templeton Global Bond VIP Fund - Class 2 Subaccount
NET ASSETS JANUARY 1, 2016	$15,779,135	$70,748	$3,777,897
Changes From Operations:
• Net investment income (loss)	172,692	(637)	(43,421)
• Net realized gain (loss) on investments	(136,633)	8,522	(77,477)
• Net change in unrealized appreciation or depreciation on investments	218,940	(16,712)	168,080
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254,999	(8,827)	47,182
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,383,437	10	5,792
• Contract withdrawals & transfers to annuity reserves	(1,469,196)	(1,430)	(247,032)
• Contract transfers	147,086	(7,545)	(156,022)
	61,327	(8,965)	(397,262)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—
• Annuity Payments	(4,113)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	486	—	—
	(3,627)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,700	(8,965)	(397,262)
TOTAL INCREASE (DECREASE) IN NET ASSETS	312,699	(17,792)	(350,080)
NET ASSETS AT DECEMBER 31, 2016	16,091,834	52,956	3,427,817
Changes From Operations:
• Net investment income (loss)	167,759	(314)	(42,016)
• Net realized gain (loss) on investments	(109,911)	7,517	(19,412)
• Net change in unrealized appreciation or depreciation on investments	554,608	270	93,442
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	612,456	7,473	32,014
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,342,154	—	44,580
• Contract withdrawals & transfers to annuity reserves	(3,033,076)	(8,762)	(561,015)
• Contract transfers	2,056,764	(10,578)	81,486
	365,842	(19,340)	(434,949)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—
• Annuity Payments	(10,032)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	500	—	—
	(9,532)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	356,310	(19,340)	(434,949)
TOTAL INCREASE (DECREASE) IN NET ASSETS	968,766	(11,867)	(402,935)
NET ASSETS AT DECEMBER 31, 2017	$17,060,600	$41,089	$3,024,882

See accompanying notes.

	Wells Fargo VT Intrinsic Value Fund - Class 2 Subaccount	Wells Fargo VT Omega Growth Fund - Class 2 Subaccount	Wells Fargo VT Small Cap Growth Fund - Class 2 Subaccount
NET ASSETS JANUARY 1, 2016	$153,201	$110,315	$260,049
Changes From Operations:
• Net investment income (loss)	1,109	(1,030)	(2,792)
• Net realized gain (loss) on investments	16,326	3,018	25,310
• Net change in unrealized appreciation or depreciation on investments	(17,225)	(3,528)	(2,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210	(1,540)	19,519
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	28	73	247
• Contract withdrawals & transfers to annuity reserves	(1,710)	(19,728)	(4,215)
• Contract transfers	(151,729)	(4,463)	(14,495)
	(153,411)	(24,118)	(18,463)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(153,411)	(24,118)	(18,463)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(153,201)	(25,658)	1,056
NET ASSETS AT DECEMBER 31, 2016	—	84,657	261,105
Changes From Operations:
• Net investment income (loss)	—	(801)	(3,197)
• Net realized gain (loss) on investments	—	522	15,122
• Net change in unrealized appreciation or depreciation on investments	—	20,674	50,436
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	20,395	62,361
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	344
• Contract withdrawals & transfers to annuity reserves	—	(10,078)	(11,365)
• Contract transfers	—	(32,115)	(15,195)
	—	(42,193)	(26,216)
Annuity Reserves:
• Transfer from accumulation units & between subaccounts	—	—	—
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(42,193)	(26,216)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(21,798)	36,145
NET ASSETS AT DECEMBER 31, 2017	$—	$62,859	$297,250

Lincoln National Variable Annuity Account C

Notes to financial statements

December 31, 2017

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Multi-Fund • Multi-Fund 5	• Multi-Fund Select • eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS Growth and Income Portfolio - Class B**

AB VPS International Value Portfolio - Class B

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Inflation Protection Fund - Class I**

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class III

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Service Class

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® High Yield Series - Service Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Service Class

Delaware VIP® REIT Series - Service Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Smid Cap Core Series - Service Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Service Class

Delaware VIP® Value Series - Service Class

Delaware VIP® Value Series - Standard Class

Deutsche Investments VIT Funds:

Deutsche Equity 500 Index VIP Portfolio - Class A

Deutsche Small Cap Index VIP Portfolio - Class A

Deutsche Variable Series II:

Deutsche Alternative Asset Allocation VIP Portfolio - Class A

Deutsche Alternative Asset Allocation VIP Portfolio - Class B

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 2**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class II**

Lincoln Variable Insurance Products Trust*:

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class**

LVIP American Global Growth Fund - Service Class II**

LVIP American Growth Fund - Service Class II**

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Service Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Scientific Allocation Fund - Service Class

LVIP BlackRock Scientific Allocation Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP Blended Core Equity Managed Volatility Fund - Service Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Service Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class**

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Service Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class**

LVIP Dimensional/Vanguard Total Bond Fund - Service Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Value Managed Volatility Fund - Service Class**

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Service Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class**

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Invesco Select Equity Managed Volatility Fund - Service Class**

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Managed Risk Profile 2010 Fund - Service Class

LVIP Managed Risk Profile 2010 Fund - Standard Class

LVIP Managed Risk Profile 2020 Fund - Service Class

LVIP Managed Risk Profile 2020 Fund - Standard Class

LVIP Managed Risk Profile 2030 Fund - Service Class

LVIP Managed Risk Profile 2030 Fund - Standard Class

LVIP Managed Risk Profile 2040 Fund - Service Class

LVIP Managed Risk Profile 2040 Fund - Standard Class

LVIP Managed Risk Profile 2050 Fund - Service Class

LVIP Managed Risk Profile 2050 Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS Value Fund - Service Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class**

LVIP PIMCO Low Duration Bond Fund - Service Class**

LVIP Select Core Equity Managed Volatility Fund - Service Class**

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class**

LVIP SSGA Moderate Index Allocation Fund - Service Class**

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class**

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class**

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Mid-Cap Value Fund - Service Class

MFS Variable Insurance Trust:

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Global Health Care Fund - Class IB

Wells Fargo Variable Trust:

Wells Fargo VT Omega Growth Fund - Class 2

Wells Fargo VT Small Cap Growth Fund - Class 2

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2017

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2017. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2016, the following funds became available as investment options for account contract owners:

JPMorgan Insurance Trust Core Bond Portfolio - Class 2	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk	Fund - Service Class

During 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio - Class II	ClearBridge Variable Mid Cap Portfolio - Class II
LVIP American Century VP Mid Cap Value Managed Volatility Fund - Service Class	LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
LVIP BlackRock Equity Dividend Managed Volatility Fund - Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
LVIP BlackRock Equity Dividend Managed Volatility Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund - Service Class	LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP ClearBridge Variable Appreciation Managed Volatility Fund -	LVIP Blended Core Equity Managed Volatility Fund - Service Class Service Class
LVIP UBS Large Cap Growth Managed Volatility Fund -	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Service Class
LVIP UBS Large Cap Growth Managed Volatility Fund -	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund -	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Service Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund -	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Standard Class
LVIP Dimensional International Core Equity Managed	LVIP Dimensional International Equity Managed Volatility Fund - Service Class Volatility Fund - Service Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund -	LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class Service Class
LVIP Templeton Growth Managed Volatility Fund - Service Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
LVIP Templeton Growth Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Mutual Shares Managed Volatility Fund -	LVIP Franklin Templeton Value Managed Volatility Fund - Service Class Service Class
LVIP Money Market Fund - Service Class	LVIP Government Money Market Fund - Service Class
LVIP Money Market Fund - Standard Class	LVIP Government Money Market Fund - Standard Class
LVIP Invesco V.I. Comstock Managed Volatility Fund -	LVIP Invesco Select Equity Managed Volatility Fund - Service Class Service Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund -	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Service Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund -	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Standard Class
LVIP MFS International Growth Managed Volatility Fund -	LVIP MFS International Equity Managed Volatility Fund - Service Class Service Class
LVIP VIP Contrafund Managed Volatility Portfolio - Service Class	LVIP Select Core Equity Managed Volatility Fund - Service Class
LVIP SSgA Bond Index Fund - Service Class	LVIP SSGA Bond Index Fund - Service Class
LVIP SSgA Bond Index Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class
LVIP SSgA Developed International 150 Fund - Service Class	LVIP SSGA Developed International 150 Fund - Service Class
LVIP SSgA Emerging Markets 100 Fund - Service Class	LVIP SSGA Emerging Markets 100 Fund - Service Class
LVIP SSgA Emerging Markets 100 Fund - Standard Class	LVIP SSGA Emerging Markets 100 Fund - Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund -	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Service Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund -	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Standard Class
LVIP SSgA International Index Fund - Service Class	LVIP SSGA International Index Fund - Service Class
LVIP SSgA International Index Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class
LVIP SSgA International Managed Volatility Fund - Service Class	LVIP SSGA International Managed Volatility Fund - Service Class
LVIP SSgA Large Cap 100 Fund - Service Class	LVIP SSGA Large Cap 100 Fund - Service Class
LVIP SSgA Large Cap Managed Volatility Fund - Service Class	LVIP SSGA Large Cap Managed Volatility Fund - Service Class
LVIP SSgA Moderate Index Allocation Fund - Service Class	LVIP SSGA Moderate Index Allocation Fund - Service Class
LVIP SSgA S&P 500 Index Fund - Service Class	LVIP SSGA S&P 500 Index Fund - Service Class
LVIP SSgA S&P 500 Index Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSgA Small-Cap Index Fund - Service Class	LVIP SSGA Small-Cap Index Fund - Service Class
LVIP SSgA Small-Cap Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP SSgA Small-Mid Cap 200 Fund - Service Class	LVIP SSGA Small-Mid Cap 200 Fund - Service Class
LVIP SSgA Small-Cap Managed Volatility Fund - Service Class	LVIP SSGA SMID Cap Managed Volatility Fund - Service Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Service Class	LVIP Blended Mid Cap Managed Volatility Fund - Service Class
LVIP VIP Mid Cap Managed Volatility Portfolio - Service Class	LVIP Blended Mid Cap Managed Volatility Fund - Service Class
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class	LVIP SSGA International Managed Volatility Fund - Service Class
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2016, the Wells Fargo VT Intrinsic Value Fund - Class 2 ceased to be available as an investment option to Variable Account Contract owners.

During 2017, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2017, the 2017 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2017:

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

During 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Service Class	Delaware VIP® Smid Cap Core Series - Service Class
Delaware VIP® Smid Cap Growth Series - Standard Class	Delaware VIP® Smid Cap Core Series - Standard Class
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
LVIP Delaware Foundation Moderate Allocation Fund - Service Class	LVIP BlackRock Scientific Allocation Fund - Service Class
LVIP Delaware Foundation Moderate Allocation Fund - Standard Class	LVIP BlackRock Scientific Allocation Fund - Standard Class
LVIP Delaware Foundation Aggressive Allocation Fund - Service Class	LVIP Delaware Wealth Builder Fund - Service Class
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class
LVIP Delaware Foundation Conservative Allocation Fund - Service Class	LVIP JPMorgan Retirement Income Fund - Service Class
LVIP Delaware Foundation Conservative Allocation Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

Also during 2017, the following funds ceased to be available as investment options to Variable Account Contract owners:

Deutsche Equity 500 Index VIP Portfolio - Class B	Deutsche Small Cap Index VIP Portfolio - Class B

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the four contract types within the Variable Account:

•  Multi-Fund® at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).

•  Multi-Fund® 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75% on an annual basis).

•  Multi-Fund® Select at a daily rate of .00274521% (1.002% on an annual basis).

•  eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Fund - Class II	LVIP BlackRock Inflation Protected Bond Fund - Service Class	0.06%
American Century VP Inflation Protection Fund - Class I	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation,

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2017 and 2016 were $4,514,374 and $4,958,540, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. There were no premium loads retained by the Company for the year ended December 31, 2017 or 2016.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2017, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class B
	2017		1.000%	2.152%	$0.80	$25.27	27,252,436	$28,217,321	33.87%	34.94%	0.29%
	2016		1.000%	1.802%	0.60	18.87	24,151,949	18,590,832	-2.65%	-1.86%	0.00%
	2015		1.000%	1.802%	0.61	19.38	28,096,914	21,563,673	0.81%	1.63%	0.00%
	2014		1.000%	2.152%	0.60	19.22	29,782,929	22,321,367	2.57%	3.76%	0.00%
	2013		1.000%	2.152%	0.58	18.67	31,693,232	22,557,448	20.31%	21.70%	0.02%
AB VPS Growth and Income Portfolio - Class B
	2013		1.002%	1.002%	17.59	17.59	29	518	33.25%	33.26%	2.84%
AB VPS International Value Portfolio - Class B
	2017		1.000%	1.750%	9.06	9.88	13,485	131,565	22.93%	23.85%	2.20%
	2016		1.000%	1.750%	7.37	7.98	10,588	83,252	-2.52%	-1.78%	0.90%
	2015		1.000%	1.800%	7.52	8.12	14,496	116,230	0.57%	1.38%	2.21%
	2014		1.000%	1.800%	7.48	8.01	15,896	126,005	-8.13%	-7.39%	3.40%
	2013		1.000%	1.800%	8.14	8.65	19,094	163,763	20.54%	21.51%	5.69%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2017		1.000%	2.500%	19.93	47.43	17,473	782,813	10.36%	12.02%	0.45%
	2016		1.000%	2.500%	18.06	42.68	20,574	820,542	21.99%	23.84%	0.56%
	2015		1.000%	2.500%	14.81	34.74	26,305	848,133	-7.82%	-6.43%	0.75%
	2014		1.000%	2.500%	31.65	37.42	29,039	1,000,481	6.87%	8.11%	0.71%
	2013		1.000%	2.150%	29.50	34.89	29,637	947,487	35.13%	36.69%	0.57%
American Century VP Inflation Protection Fund - Class I
	2017		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.59%
	2016		1.002%	1.002%	12.22	12.22	1,678	20,512	3.66%	3.66%	1.96%
	2015		1.002%	1.002%	11.79	11.79	1,877	22,131	-3.26%	-3.26%	2.34%
	2014		1.002%	1.002%	12.19	12.19	1,928	23,500	2.55%	2.55%	1.48%
	2013		1.002%	1.002%	11.89	11.89	1,863	22,145	-9.15%	-9.15%	1.29%
American Century VP Inflation Protection Fund - Class II
	2017		1.000%	2.600%	9.96	14.16	433,307	5,926,622	1.01%	2.64%	2.60%
	2016		1.000%	2.600%	9.85	13.80	457,983	6,128,643	1.71%	3.35%	1.68%
	2015		1.000%	2.600%	9.67	13.35	519,872	6,756,447	-4.97%	-3.44%	1.98%
	2014		1.000%	2.600%	11.40	13.82	589,655	7,953,975	0.65%	2.27%	1.30%
	2013		1.000%	2.600%	11.26	13.52	669,215	8,860,824	-10.83%	-9.39%	1.57%
American Century VP International Fund - Class I
	2017		0.550%	0.550%	2.03	2.03	16,936	34,376	30.49%	30.49%	0.86%
	2016		0.550%	0.550%	1.56	1.56	18,757	29,178	-6.02%	-6.02%	0.95%
	2015		0.550%	0.550%	1.66	1.66	18,458	30,551	0.21%	0.21%	0.37%
	2014		0.550%	0.550%	1.65	1.65	12,351	20,400	-6.02%	-6.02%	1.67%
	2013		0.550%	0.550%	1.76	1.76	12,451	21,884	21.74%	21.74%	1.71%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund - Class 2
	2017		1.000%	2.600%	$18.08	$32.05	4,017,948	$128,495,480	28.10%	30.16%	0.67%
	2016		1.000%	2.600%	14.10	24.63	4,200,673	103,233,401	-1.96%	-0.38%	0.83%
	2015		1.000%	2.600%	14.37	24.72	4,592,004	113,312,943	4.19%	5.87%	1.04%
	2014		1.000%	2.600%	18.69	23.35	4,512,864	105,195,770	-0.31%	1.30%	1.14%
	2013		1.000%	2.600%	19.00	23.05	4,862,814	111,925,446	25.86%	27.89%	1.26%
American Funds Growth Fund - Class 2
	2017		1.000%	2.600%	2.42	39.82	238,256,907	766,151,555	25.00%	27.02%	0.50%
	2016		1.000%	2.600%	1.91	31.60	261,002,194	655,319,574	6.68%	8.40%	0.70%
	2015		1.000%	2.600%	1.77	29.39	290,968,551	664,278,180	4.12%	5.79%	0.59%
	2014		1.000%	2.600%	1.67	28.00	318,934,486	681,399,997	5.72%	7.43%	0.78%
	2013		1.000%	2.600%	1.56	26.27	349,888,226	687,386,342	26.76%	28.81%	0.93%
American Funds Growth-Income Fund - Class 2
	2017		1.000%	2.600%	20.69	33.32	11,713,787	311,565,772	19.24%	21.16%	1.39%
	2016		1.000%	2.600%	18.89	27.72	12,418,511	272,693,654	8.66%	10.41%	1.36%
	2015		1.000%	2.600%	17.31	25.31	13,155,683	261,683,273	-1.15%	0.45%	1.29%
	2014		1.000%	2.600%	17.43	25.40	13,950,449	276,338,754	7.79%	9.53%	1.29%
	2013		1.000%	2.600%	16.10	23.37	14,554,235	263,346,817	30.08%	32.17%	1.37%
American Funds International Fund - Class 2
	2017		1.000%	2.600%	1.83	32.32	96,838,236	253,269,292	28.76%	30.83%	1.26%
	2016		1.000%	2.600%	1.40	24.90	104,017,113	206,086,508	0.88%	2.50%	1.25%
	2015		1.000%	2.600%	1.37	24.49	117,560,099	222,030,576	-6.98%	-5.48%	1.47%
	2014		1.000%	2.600%	1.46	26.12	126,459,703	249,249,437	-5.15%	-3.62%	1.35%
	2013		1.000%	2.600%	1.51	27.32	136,571,306	275,415,612	18.51%	20.42%	1.36%
BlackRock Global Allocation V.I. Fund - Class I
	2017		1.002%	2.152%	15.71	17.35	1,291,222	22,375,632	11.44%	12.72%	1.29%
	2016		1.002%	2.152%	14.10	15.39	1,426,555	21,938,228	1.90%	3.08%	1.09%
	2015		1.002%	2.302%	13.71	14.93	1,666,823	24,872,148	-2.97%	-1.70%	1.10%
	2014		1.002%	2.302%	14.13	15.19	1,819,570	27,619,870	-0.22%	1.09%	2.21%
	2013		1.002%	2.302%	14.16	15.03	1,801,045	27,049,943	12.15%	13.61%	1.14%
BlackRock Global Allocation V.I. Fund - Class III
	2017		1.000%	2.250%	15.26	17.00	943,460	15,927,126	11.18%	12.58%	1.29%
	2016		1.000%	2.250%	13.73	15.10	969,800	14,551,282	1.50%	2.77%	1.12%
	2015		1.000%	2.500%	11.05	14.69	1,019,955	14,900,347	-3.45%	-1.99%	1.05%
	2014		1.000%	2.500%	13.97	14.99	1,022,400	15,241,246	-0.34%	0.92%	2.31%
	2013		1.000%	2.250%	14.08	14.85	953,634	14,092,662	11.98%	13.28%	1.10%
Delaware VIP® Diversified Income Series - Service Class
	2017		1.000%	2.600%	10.46	17.95	2,849,423	50,510,363	2.20%	3.85%	2.43%
	2016		1.000%	2.600%	10.23	17.28	2,940,423	50,278,682	0.63%	2.26%	2.89%
	2015		1.000%	2.600%	10.15	16.90	3,002,569	50,268,450	-3.87%	-2.32%	2.79%
	2014		1.000%	2.600%	13.49	17.30	3,080,254	52,810,094	2.29%	3.94%	2.02%
	2013		1.000%	2.600%	13.11	16.65	3,201,233	52,849,173	-3.95%	-2.40%	2.19%
Delaware VIP® Diversified Income Series - Standard Class
	2017		1.002%	2.302%	13.49	18.58	4,661,889	86,226,237	2.83%	4.17%	2.70%
	2016		1.002%	2.302%	13.12	17.83	5,286,942	93,931,205	1.17%	2.49%	3.19%
	2015		1.002%	2.302%	12.97	17.40	6,172,952	107,074,978	-3.33%	-2.07%	3.10%
	2014		1.002%	2.302%	13.42	17.77	7,038,110	124,712,328	2.92%	4.27%	2.27%
	2013		1.002%	2.302%	13.04	17.04	7,722,918	131,337,380	-3.51%	-2.25%	2.51%
Delaware VIP® Emerging Markets Series - Service Class
	2017		1.000%	2.600%	17.57	33.89	64,796	2,121,489	37.11%	38.83%	0.41%
	2016		1.000%	2.250%	12.78	24.41	76,763	1,823,457	11.15%	12.55%	0.79%
	2015		1.000%	2.250%	11.46	21.69	88,837	1,881,833	-16.67%	-15.62%	0.59%
	2014		1.000%	2.250%	13.71	25.70	88,866	2,238,655	-10.31%	-9.18%	0.40%
	2013		1.000%	2.250%	15.24	28.30	93,642	2,605,222	7.52%	8.77%	1.48%
Delaware VIP® High Yield Series - Service Class
	2017		1.002%	1.002%	19.86	19.86	658,709	13,084,054	6.19%	6.19%	5.67%
	2016		1.002%	1.002%	18.71	18.71	668,664	12,507,648	11.79%	11.79%	6.13%
	2015		1.002%	1.002%	16.73	16.73	667,366	11,167,039	-7.80%	-7.80%	6.32%
	2014		1.002%	1.002%	18.15	18.15	675,215	12,254,690	-1.53%	-1.53%	6.37%
	2013		1.002%	1.002%	18.43	18.43	626,125	11,540,094	7.89%	7.89%	6.87%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® High Yield Series - Standard Class
	2017		1.002%	2.302%	$17.72	$20.47	1,348,368	$27,573,100	5.04%	6.41%	6.00%
	2016		1.002%	2.302%	16.84	19.24	1,608,983	30,927,271	10.59%	12.03%	6.60%
	2015		1.002%	2.302%	15.21	17.17	1,905,448	32,694,284	-8.72%	-7.53%	6.73%
	2014		1.002%	2.302%	16.64	18.57	2,317,365	43,005,323	-2.55%	-1.28%	6.68%
	2013		1.002%	2.302%	17.05	18.81	2,411,167	45,332,684	6.89%	8.13%	7.36%
Delaware VIP® Limited-Term Diversified Income Series - Service Class
	2017		1.000%	2.250%	10.38	12.30	185,089	2,202,698	-0.36%	0.90%	1.79%
	2016		1.000%	2.250%	10.38	12.19	200,798	2,394,704	-0.53%	0.72%	1.30%
	2015		1.000%	2.250%	10.41	12.11	222,531	2,647,416	-1.61%	-0.37%	1.45%
	2014		1.000%	2.250%	10.55	12.15	206,200	2,457,787	-0.72%	0.43%	1.33%
	2013		1.000%	2.150%	10.60	12.10	205,451	2,435,032	-3.43%	-2.31%	1.29%
Delaware VIP® REIT Series - Service Class
	2017		1.002%	1.002%	26.84	26.84	911,764	24,473,694	0.26%	0.26%	1.34%
	2016		1.002%	1.002%	26.77	26.77	961,216	25,735,237	4.56%	4.56%	0.94%
	2015		1.002%	1.002%	25.61	25.61	938,655	24,034,657	2.49%	2.49%	1.00%
	2014		1.002%	1.002%	24.98	24.98	960,032	23,984,688	27.83%	27.83%	1.12%
	2013		1.002%	1.002%	19.54	19.54	909,457	17,773,971	0.91%	0.91%	1.31%
Delaware VIP® REIT Series - Standard Class
	2017		1.000%	2.600%	4.47	38.57	20,941,611	100,472,132	-1.07%	0.52%	1.62%
	2016		1.000%	2.600%	4.46	38.37	25,217,736	120,305,388	3.15%	4.82%	1.17%
	2015		1.000%	2.600%	4.26	36.61	27,411,671	124,999,640	1.08%	2.71%	1.26%
	2014		1.000%	2.600%	4.16	35.64	31,657,241	140,501,751	26.14%	28.17%	1.36%
	2013		1.000%	2.600%	3.26	27.81	32,411,080	112,311,469	-0.48%	1.12%	1.59%
Delaware VIP® Small Cap Value Series - Service Class
	2017		1.000%	2.500%	4.14	44.96	46,214,183	250,628,261	8.98%	10.65%	0.65%
	2016		1.000%	2.500%	3.75	40.64	51,842,390	251,413,319	27.85%	29.78%	0.67%
	2015		1.000%	2.500%	2.90	31.31	55,583,519	204,859,975	-8.77%	-7.39%	0.47%
	2014		1.000%	2.500%	3.14	33.81	62,811,545	246,129,135	3.21%	4.57%	0.34%
	2013		1.000%	2.302%	3.01	32.34	70,324,110	260,060,656	30.34%	31.85%	0.52%
Delaware VIP® Smid Cap Core Series - Service Class
	2017		1.002%	1.002%	32.19	32.19	844,633	27,187,101	17.20%	17.20%	0.09%
	2016		1.002%	1.002%	27.46	27.46	845,999	23,234,287	6.94%	6.94%	0.00%
	2015		1.002%	1.002%	25.68	25.68	814,645	20,921,449	6.24%	6.24%	0.16%
	2014		1.002%	1.002%	24.17	24.17	757,979	18,323,131	1.85%	1.85%	0.00%
	2013		1.002%	1.002%	23.74	23.74	798,016	18,941,260	39.57%	39.57%	0.00%
Delaware VIP® Smid Cap Core Series - Standard Class
	2017		0.550%	2.500%	6.00	44.13	38,774,909	250,044,904	15.72%	18.00%	0.31%
	2016		0.550%	2.500%	5.12	37.87	43,562,044	239,352,442	5.62%	7.70%	0.22%
	2015		0.550%	2.500%	4.79	35.60	48,793,538	250,069,882	4.88%	6.95%	0.38%
	2014		0.550%	2.500%	4.52	33.71	52,067,767	250,728,396	0.81%	2.58%	0.07%
	2013		0.550%	2.302%	4.43	33.27	59,610,418	281,119,865	38.11%	40.55%	0.02%
Delaware VIP® U.S. Growth Series - Service Class
	2017		1.000%	2.150%	20.62	23.56	6,844	154,000	25.38%	26.83%	0.00%
	2016		1.000%	2.150%	16.44	18.58	13,019	236,296	-7.51%	-6.44%	0.39%
	2015		1.000%	2.150%	18.39	19.86	12,455	240,363	3.20%	4.03%	0.34%
	2014		1.000%	1.800%	17.82	19.09	12,372	231,020	10.48%	11.37%	0.02%
	2013		1.000%	1.800%	16.19	17.14	10,478	175,615	32.11%	33.11%	0.12%
Delaware VIP® Value Series - Service Class
	2017		1.002%	1.002%	27.88	27.88	1,243,407	34,668,476	12.40%	12.40%	1.48%
	2016		1.002%	1.002%	24.81	24.81	1,286,194	31,904,371	13.18%	13.18%	1.56%
	2015		1.002%	1.002%	21.92	21.92	1,231,870	26,998,308	-1.63%	-1.63%	1.49%
	2014		1.002%	1.002%	22.28	22.28	1,227,616	27,351,041	12.57%	12.57%	1.43%
	2013		1.002%	1.002%	19.79	19.79	1,180,308	23,361,314	32.05%	32.05%	1.53%
Delaware VIP® Value Series - Standard Class
	2017		0.550%	2.600%	4.53	34.90	34,584,321	172,432,834	10.88%	13.17%	1.73%
	2016		0.550%	2.600%	4.03	31.21	38,800,051	171,692,113	11.71%	14.02%	1.78%
	2015		0.550%	2.600%	3.56	27.70	40,159,032	156,539,067	-2.97%	-0.96%	1.74%
	2014		0.550%	2.600%	3.62	28.31	43,687,580	172,586,485	11.07%	13.37%	1.66%
	2013		0.550%	2.600%	3.21	25.27	46,558,075	163,014,884	30.26%	32.96%	1.75%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A
	2017		1.002%	1.952%	$13.05	$14.14	152,349	$2,154,374	5.34%	6.34%	2.37%
	2016		1.002%	1.952%	12.39	13.30	216,462	2,878,678	3.29%	4.25%	2.07%
	2015		1.002%	1.952%	11.99	12.76	254,550	3,247,287	-8.09%	-7.23%	3.06%
	2014		1.002%	1.952%	13.15	13.75	294,547	4,050,406	1.63%	2.47%	1.81%
	2013		1.002%	1.802%	12.94	13.42	274,894	3,689,212	-0.85%	-0.07%	2.08%
Deutsche Alternative Asset Allocation VIP Portfolio - Class B
	2017		1.000%	2.150%	12.51	13.82	154,633	2,134,096	4.74%	5.94%	2.05%
	2016		1.000%	2.150%	11.94	13.04	164,767	2,146,599	2.76%	3.94%	1.76%
	2015		1.000%	2.150%	11.62	12.55	158,229	1,983,182	-8.53%	-7.47%	2.77%
	2014		1.000%	2.150%	12.96	13.56	172,420	2,335,872	1.40%	2.21%	1.56%
	2013		1.000%	1.800%	12.78	13.27	146,271	1,939,937	-1.05%	-0.25%	1.77%
Deutsche Equity 500 Index VIP Portfolio - Class A
	2017		0.550%	0.550%	2.57	2.57	62,646	160,810	20.87%	20.87%	1.73%
	2016		0.550%	1.002%	1.86	2.12	66,351	140,642	10.50%	11.00%	1.88%
	2015		0.550%	1.002%	1.68	1.91	69,258	132,272	0.09%	0.58%	1.63%
	2014		0.550%	1.002%	1.68	1.90	73,988	140,520	12.31%	12.77%	1.85%
	2013		0.550%	1.002%	1.50	1.69	76,939	129,593	30.45%	31.20%	4.88%
Deutsche Equity 500 Index VIP Portfolio - Class B
	2016		1.002%	1.002%	21.97	21.97	410	9,000	10.21%	10.21%	1.45%
	2015		1.002%	1.002%	19.93	19.93	245	4,891	-0.09%	-0.09%	1.11%
	2014	1/14/14	1.002%	1.002%	19.95	19.95	83	1,665	12.36%	12.36%	0.13%
	2013		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.74%
Deutsche Small Cap Index VIP Portfolio - Class A
	2017		0.550%	2.600%	3.52	39.30	159,242	1,351,149	11.40%	13.70%	0.96%
	2016		0.550%	2.600%	3.11	35.00	162,516	1,307,208	17.92%	20.36%	1.01%
	2015		0.550%	2.600%	2.60	29.44	188,201	1,246,096	-7.05%	-5.12%	1.07%
	2014		0.550%	2.600%	2.75	31.42	206,953	1,522,025	2.05%	4.17%	0.96%
	2013		0.550%	2.600%	2.65	30.55	227,993	1,612,918	35.08%	37.88%	4.29%
Deutsche Small Cap Index VIP Portfolio - Class B
	2014		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.72%
	2013		1.002%	1.002%	20.51	20.51	129	2,650	36.93%	36.93%	2.37%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2017		1.000%	2.600%	3.04	35.91	65,436,565	225,016,700	18.64%	20.55%	0.89%
	2016		1.000%	2.600%	2.53	29.79	73,909,452	210,750,750	5.14%	6.84%	0.65%
	2015		1.000%	2.600%	2.38	27.88	83,555,013	222,663,800	-2.02%	-0.44%	0.90%
	2014		1.000%	2.600%	2.39	28.00	92,227,444	246,911,505	8.95%	10.70%	0.85%
	2013		1.000%	2.600%	2.17	25.30	99,803,028	241,999,822	27.78%	29.84%	0.97%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2017		1.002%	1.002%	29.82	29.82	2,624,855	78,263,476	20.38%	20.38%	0.77%
	2016		1.002%	1.002%	24.77	24.77	2,784,812	68,978,449	6.66%	6.66%	0.58%
	2015		1.002%	1.002%	23.22	23.22	2,843,072	66,026,660	-0.59%	-0.59%	0.81%
	2014		1.002%	1.002%	23.36	23.36	2,826,975	66,039,750	10.54%	10.54%	0.75%
	2013		1.002%	1.002%	21.13	21.13	2,839,843	60,014,067	29.65%	29.65%	0.86%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2017	11/17/17	1.002%	1.002%	10.22	10.22	38,175	390,066	1.98%	1.98%	2.20%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
	2017	12/22/17	1.002%	1.002%	10.21	10.21	5,405	55,198	0.26%	0.26%	0.00%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	2017	11/17/17	1.002%	1.002%	10.24	10.24	68,726	703,768	2.21%	2.21%	1.36%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
	2017	12/26/17	1.002%	1.002%	10.23	10.23	503	5,151	0.26%	0.26%	0.00%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2017	11/20/17	1.002%	1.002%	10.27	10.27	47,436	487,340	2.41%	2.41%	3.35%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
	2017	11/17/17	1.002%	1.002%	10.28	10.28	455	4,682	2.60%	2.60%	0.00%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	2017	11/28/17	1.002%	1.002%	10.31	10.31	12,082	124,630	1.40%	1.40%	2.86%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2017	11/22/17	1.002%	1.002%	$10.31	$10.31	2,392	$24,662	2.10%	2.10%	0.87%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2017	12/4/17	1.002%	1.002%	10.32	10.32	8,437	87,070	1.66%	1.66%	1.73%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2017	12/20/17	1.002%	1.002%	10.32	10.32	6,963	71,845	0.65%	0.65%	0.21%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	2017	11/20/17	1.002%	1.002%	10.32	10.32	6,451	66,574	2.85%	2.85%	1.59%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2017	12/4/17	1.002%	1.002%	10.32	10.32	6,623	68,335	1.66%	1.66%	0.99%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2017	12/1/17	1.002%	1.002%	10.32	10.32	5,803	59,897	1.64%	1.64%	1.71%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2017	11/16/17	1.002%	1.002%	10.32	10.32	5,201	53,672	3.05%	3.05%	1.53%
Fidelity® VIP Growth Portfolio - Service Class
	2017		1.000%	2.500%	2.00	32.67	45,561,713	97,321,972	31.66%	33.66%	0.12%
	2016		1.000%	2.500%	1.50	24.64	43,656,587	69,640,212	-1.77%	-0.29%	0.00%
	2015		1.000%	2.500%	1.51	24.91	50,298,119	80,792,327	4.62%	5.99%	0.16%
	2014		1.000%	2.302%	1.43	23.70	53,671,008	81,226,042	9.20%	10.08%	0.09%
	2013		1.000%	1.802%	1.30	21.70	53,898,028	74,121,286	33.77%	34.85%	0.19%
Fidelity® VIP Growth Portfolio - Service Class 2
	2017		1.002%	1.002%	27.67	27.67	856,759	23,703,206	33.47%	33.47%	0.07%
	2016		1.002%	1.002%	20.73	20.73	772,944	16,021,569	-0.45%	-0.45%	0.00%
	2015		1.002%	1.002%	20.82	20.82	721,499	15,023,210	5.84%	5.84%	0.03%
	2014		1.002%	1.002%	19.67	19.67	648,546	12,759,246	9.91%	9.91%	0.00%
	2013		1.002%	1.002%	17.90	17.90	566,667	10,143,554	34.64%	34.64%	0.05%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2017		1.000%	2.150%	24.47	28.28	96,822	2,671,380	17.97%	19.34%	0.49%
	2016		1.000%	2.150%	20.74	23.70	109,538	2,540,824	9.54%	10.81%	0.28%
	2015		1.000%	2.150%	18.94	21.39	124,941	2,626,499	-3.72%	-2.61%	0.25%
	2014		1.000%	2.150%	19.67	21.96	134,774	2,913,670	3.78%	4.98%	0.02%
	2013		1.000%	2.150%	18.95	20.92	145,053	2,992,018	32.98%	34.52%	0.26%
Franklin Income VIP Fund - Class 2
	2017		1.000%	2.600%	14.94	19.37	92,268	1,590,140	6.86%	8.58%	4.11%
	2016		1.000%	2.600%	13.98	18.01	101,401	1,616,718	11.10%	12.89%	4.70%
	2015		1.000%	2.600%	11.48	16.10	122,678	1,735,348	-9.44%	-7.98%	4.61%
	2014		1.000%	2.600%	13.89	17.67	144,805	2,242,063	1.93%	3.57%	4.93%
	2013		1.000%	2.600%	13.63	15.39	168,304	2,527,791	11.02%	12.81%	6.40%
Franklin Mutual Shares VIP Fund - Class 2
	2017		1.000%	1.800%	15.64	17.16	93,604	1,561,138	6.41%	7.27%	2.24%
	2016		1.000%	1.800%	14.70	16.00	103,040	1,608,232	13.99%	14.90%	1.79%
	2015		1.000%	2.150%	12.47	13.92	123,632	1,686,293	-6.96%	-5.88%	3.12%
	2014		1.000%	2.150%	13.40	14.79	131,954	1,922,197	4.84%	6.06%	1.99%
	2013		1.000%	2.150%	12.78	13.95	149,291	2,054,243	25.53%	26.99%	2.08%
Invesco V.I. Core Equity Fund - Series I Shares
	2017		1.300%	1.300%	18.10	18.10	9	169	11.71%	11.71%	0.59%
	2016		1.000%	1.300%	16.20	16.95	1,549	26,250	8.84%	9.17%	0.69%
	2015		1.000%	1.300%	14.89	15.53	2,458	37,588	-6.99%	-6.71%	1.10%
	2014		1.000%	1.300%	16.01	16.64	2,588	42,413	6.75%	7.07%	0.84%
	2013		1.000%	1.300%	14.99	15.55	2,758	42,201	27.58%	27.96%	1.40%
Invesco V.I. International Growth Fund - Series I Shares
	2017		1.300%	1.300%	27.07	27.07	1,635	44,260	21.41%	21.41%	1.44%
	2016		1.300%	1.300%	22.30	22.30	1,903	42,430	-1.74%	-1.74%	1.28%
	2015		1.000%	1.300%	22.69	23.67	1,959	44,513	-3.60%	-3.33%	1.11%
	2014		1.000%	1.300%	23.54	24.48	2,692	64,262	-0.96%	-0.67%	1.42%
	2013		1.000%	1.750%	22.44	24.65	3,534	83,715	16.95%	17.83%	1.34%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Global Research Portfolio - Institutional Shares
	2017		0.550%	1.300%	$1.93	$18.26	183,113	$370,055	25.40%	26.33%	0.82%
	2016		0.550%	1.750%	1.53	14.52	186,714	300,348	0.28%	1.51%	1.00%
	2015		0.550%	1.750%	1.51	14.37	188,215	304,992	-3.98%	-2.82%	0.65%
	2014		0.550%	1.750%	1.55	14.86	190,224	328,598	5.58%	6.85%	1.14%
	2013		0.550%	1.750%	1.45	13.97	187,340	306,908	26.19%	27.72%	1.21%
LVIP Baron Growth Opportunities Fund - Service Class
	2017		0.550%	2.600%	4.44	39.17	29,419,083	175,539,303	23.98%	26.54%	0.00%
	2016		0.550%	2.600%	3.53	31.35	32,136,682	150,451,726	2.86%	4.99%	0.45%
	2015		0.550%	2.600%	3.39	30.23	36,992,151	162,662,608	-7.22%	-5.29%	0.00%
	2014		0.550%	2.600%	3.61	32.32	41,049,289	189,089,130	2.16%	4.28%	0.18%
	2013		0.550%	2.600%	3.48	31.39	46,764,036	204,261,357	36.47%	39.30%	0.43%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2017		1.002%	1.002%	18.09	18.09	449,990	8,141,149	14.98%	14.98%	1.59%
	2016		1.002%	1.002%	15.73	15.73	488,149	7,680,596	10.56%	10.56%	1.54%
	2015		1.002%	1.002%	14.23	14.23	513,546	7,308,215	-6.04%	-6.04%	1.49%
	2014		1.002%	1.002%	15.15	15.15	529,952	8,026,464	2.20%	2.20%	1.21%
	2013		1.002%	1.002%	14.82	14.82	537,422	7,964,599	16.74%	16.74%	1.23%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2017		0.550%	2.600%	4.68	22.45	49,551,749	248,150,932	13.44%	15.79%	1.81%
	2016		0.550%	2.600%	4.07	19.63	54,799,176	238,071,774	9.09%	11.35%	1.72%
	2015		0.550%	2.600%	3.69	17.85	61,031,816	239,225,159	-7.31%	-5.39%	1.67%
	2014		0.550%	2.600%	3.93	19.11	68,801,881	286,359,705	0.83%	2.92%	1.40%
	2013		0.550%	2.600%	3.84	18.80	76,019,222	308,791,795	15.58%	17.57%	1.43%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.72%
	2015		1.002%	1.002%	7.79	7.79	34,929	272,168	-16.06%	-16.06%	2.07%
	2014	5/21/14	1.002%	1.002%	9.28	9.28	10,870	100,915	-8.58%	-8.58%	1.72%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.04%
	2015		1.002%	1.802%	7.72	7.82	89,310	698,792	-16.53%	-15.86%	1.71%
	2014	5/14/14	1.002%	1.802%	9.25	9.30	59,405	552,404	-8.58%	-8.03%	1.61%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2017		1.002%	1.002%	9.36	9.36	627,597	5,875,024	0.92%	0.92%	1.64%
	2016		1.002%	1.002%	9.28	9.28	635,230	5,892,325	2.30%	2.30%	0.76%
	2015		0.942%	0.942%	9.07	9.07	605,934	5,494,499	-3.98%	-3.98%	1.17%
	2014		0.942%	0.942%	9.44	9.44	622,942	5,883,069	1.86%	1.86%	0.96%
	2013		0.942%	0.942%	9.27	9.27	577,920	5,358,471	-9.48%	-9.48%	0.42%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2017		1.002%	2.302%	8.82	9.49	1,264,050	11,977,723	-0.14%	1.16%	1.59%
	2016		1.002%	2.302%	8.84	9.38	1,476,118	13,834,120	1.23%	2.56%	1.13%
	2015		0.942%	2.242%	8.73	9.15	1,798,138	16,439,096	-4.98%	-3.73%	1.12%
	2014		0.942%	2.242%	9.22	9.50	2,147,154	20,396,147	0.93%	2.10%	1.36%
	2013		0.942%	2.092%	9.26	9.31	2,469,573	22,982,384	-9.53%	-9.25%	0.82%
LVIP BlackRock Scientific Allocation Fund - Service Class
	2017		1.002%	1.002%	18.66	18.66	725,092	13,530,012	12.90%	12.90%	1.89%
	2016		1.002%	1.002%	16.53	16.53	717,780	11,862,779	3.34%	3.34%	1.66%
	2015		1.002%	1.002%	15.99	15.99	575,085	9,197,384	-2.38%	-2.38%	2.07%
	2014		1.002%	1.002%	16.38	16.38	459,876	7,533,820	3.33%	3.33%	2.01%
	2013		1.002%	1.002%	15.85	15.85	330,140	5,234,022	12.82%	12.82%	1.98%
LVIP BlackRock Scientific Allocation Fund - Standard Class
	2017		1.000%	2.152%	17.29	19.08	268,641	5,096,625	11.90%	13.19%	1.90%
	2016		1.000%	2.152%	15.45	16.85	338,381	5,679,513	2.43%	3.61%	1.66%
	2015		1.000%	2.152%	15.44	16.27	356,925	5,794,526	-2.91%	-2.13%	2.22%
	2014		1.000%	1.800%	15.90	16.62	347,256	5,762,619	2.76%	3.59%	1.94%
	2013		1.000%	1.800%	15.47	16.05	349,478	5,605,353	12.20%	13.10%	2.18%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2017		1.002%	1.002%	$21.12	$21.12	168,067	$3,550,010	24.56%	24.56%	0.46%
	2016		1.002%	1.002%	16.96	16.96	146,082	2,477,200	-2.54%	-2.54%	0.21%
	2015		1.002%	1.002%	17.40	17.40	154,093	2,681,142	0.08%	0.08%	0.00%
	2014		1.002%	1.002%	17.39	17.39	150,608	2,618,398	4.04%	4.04%	0.00%
	2013		1.002%	1.002%	16.71	16.71	140,719	2,351,483	23.93%	23.93%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2017		0.550%	2.600%	4.25	24.86	51,727,606	234,333,305	22.89%	25.43%	0.64%
	2016		0.550%	2.600%	3.41	20.07	56,791,107	205,981,439	-3.85%	-1.85%	0.41%
	2015		0.550%	2.600%	3.50	20.71	63,392,126	235,312,424	-1.26%	0.78%	0.00%
	2014		0.550%	2.600%	3.50	20.80	70,120,450	259,488,584	2.65%	4.77%	0.00%
	2013		0.550%	2.600%	3.37	20.11	77,346,690	274,429,063	22.83%	24.81%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2017		1.000%	2.600%	10.97	13.00	43,420	535,845	22.04%	24.00%	0.00%
	2016		1.000%	2.600%	8.99	10.49	36,027	361,779	-0.61%	0.99%	0.00%
	2015		1.000%	2.600%	9.05	10.38	41,135	412,117	-6.89%	-5.39%	0.00%
	2014		1.000%	2.600%	9.72	10.97	35,585	381,350	-9.92%	-8.47%	0.00%
	2013		1.000%	2.600%	11.37	11.99	27,171	323,068	22.30%	23.28%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2017		1.002%	2.302%	11.55	12.11	109,900	1,330,709	22.70%	24.31%	0.00%
	2016		1.002%	2.302%	9.41	9.74	84,604	824,032	-0.07%	1.24%	0.00%
	2015		1.002%	2.302%	9.42	9.62	104,525	1,005,723	-6.38%	-5.15%	0.00%
	2014	5/14/14	1.002%	2.302%	10.06	10.15	23,419	237,554	-0.63%	2.88%	0.00%
LVIP Clarion Global Real Estate Fund - Service Class
	2017		1.000%	2.600%	8.60	20.45	549,464	5,574,751	7.75%	9.48%	4.14%
	2016		1.000%	2.600%	7.98	18.85	569,064	5,276,604	-1.65%	-0.06%	3.63%
	2015		1.000%	2.600%	8.11	19.05	557,163	5,169,960	-4.00%	-2.45%	2.74%
	2014		1.000%	2.600%	8.45	19.71	567,990	5,404,936	10.68%	12.47%	2.35%
	2013		1.000%	2.600%	7.63	8.49	531,538	4,495,858	0.39%	2.01%	0.00%
LVIP Clarion Global Real Estate Fund - Standard Class
	2017		1.002%	2.302%	9.26	20.89	932,214	9,752,924	8.34%	9.76%	4.17%
	2016		1.002%	2.302%	8.53	19.21	1,046,047	9,970,899	-1.12%	0.18%	3.69%
	2015		1.002%	2.302%	8.62	19.36	1,148,447	10,928,192	-3.47%	-2.21%	2.84%
	2014		1.002%	2.302%	8.91	9.73	1,343,487	13,072,927	11.47%	12.75%	2.87%
	2013		1.002%	2.152%	8.00	8.63	1,221,026	10,531,847	1.11%	2.28%	0.00%
LVIP Delaware Bond Fund - Service Class
	2017		1.002%	1.002%	16.08	16.08	1,618,215	26,027,603	2.97%	2.97%	2.46%
	2016		1.002%	1.002%	15.62	15.62	1,674,147	26,151,033	1.35%	1.35%	2.21%
	2015		1.002%	1.002%	15.41	15.41	1,647,473	25,392,417	-0.96%	-0.96%	2.03%
	2014		1.002%	1.002%	15.56	15.56	1,657,325	25,792,538	4.55%	4.55%	1.74%
	2013		1.002%	1.002%	14.89	14.89	1,661,541	24,732,596	-3.62%	-3.62%	1.39%
LVIP Delaware Bond Fund - Standard Class
	2017		0.550%	2.600%	10.33	19.22	16,119,964	182,328,745	1.69%	3.79%	2.71%
	2016		0.550%	2.600%	10.02	18.60	18,326,012	200,234,374	0.09%	2.16%	2.39%
	2015		0.550%	2.600%	9.88	18.29	20,496,523	219,947,599	-2.19%	-0.16%	2.26%
	2014		0.550%	2.600%	9.98	18.41	22,819,333	246,059,115	3.26%	5.39%	1.99%
	2013		0.550%	2.600%	9.54	17.54	25,125,358	258,108,180	-4.82%	-2.84%	1.66%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2017		1.000%	2.302%	9.14	9.96	489,199	4,833,301	-0.06%	1.26%	0.85%
	2016		1.000%	2.302%	9.14	9.84	448,852	4,388,234	-0.31%	0.99%	0.00%
	2015		1.000%	2.302%	9.17	9.74	555,145	5,382,506	-3.23%	-1.96%	1.27%
	2014		1.000%	2.302%	9.53	9.94	628,022	6,221,265	-1.78%	-0.64%	1.22%
	2013		1.000%	2.152%	9.75	10.00	515,364	5,141,402	-1.44%	-0.49%	0.91%
LVIP Delaware Social Awareness Fund - Service Class
	2017		1.002%	1.002%	26.87	26.87	987,069	26,525,952	18.58%	18.58%	0.97%
	2016		1.002%	1.002%	22.66	22.66	988,698	22,407,011	5.21%	5.21%	1.15%
	2015		1.002%	1.002%	21.54	21.54	972,558	20,950,586	-2.00%	-2.00%	1.14%
	2014		1.002%	1.002%	21.98	21.98	929,882	20,439,084	13.65%	13.65%	1.25%
	2013		1.002%	1.002%	19.34	19.34	891,283	17,237,160	33.86%	33.86%	0.97%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Fund - Standard Class
	2017		0.550%	2.152%	$14.40	$33.89	35,927,738	$551,157,478	17.65%	19.53%	1.28%
	2016		0.550%	2.152%	12.14	28.71	39,622,005	510,864,856	4.37%	6.05%	1.40%
	2015		0.550%	2.500%	11.53	27.41	44,335,289	541,450,617	-2.78%	-1.21%	1.42%
	2014		0.550%	2.152%	11.76	28.10	48,833,622	606,194,398	12.75%	14.57%	1.51%
	2013		0.550%	2.152%	10.34	24.83	53,413,347	581,430,172	32.80%	34.95%	1.24%
LVIP Delaware Special Opportunities Fund - Service Class
	2017		1.002%	1.002%	34.34	34.34	1,242,633	42,666,470	16.17%	16.17%	0.97%
	2016		1.002%	1.002%	29.56	29.56	1,328,898	39,276,395	18.79%	18.79%	1.27%
	2015		1.002%	1.002%	24.88	24.88	1,330,379	33,101,303	-1.08%	-1.08%	0.89%
	2014		1.002%	1.002%	25.15	25.15	1,337,011	33,630,945	6.18%	6.18%	1.00%
	2013		1.002%	1.002%	23.69	23.69	1,334,451	31,611,771	31.99%	31.99%	0.82%
LVIP Delaware Special Opportunities Fund - Standard Class
	2017		0.550%	2.302%	30.05	45.03	11,725,526	466,677,469	15.10%	17.11%	1.30%
	2016		0.550%	2.302%	26.11	38.93	13,035,424	445,035,149	17.66%	19.74%	1.56%
	2015		0.550%	2.302%	22.19	32.92	14,531,478	416,152,487	-2.03%	-0.29%	1.20%
	2014		0.550%	2.302%	22.65	33.43	16,133,642	465,482,477	5.16%	7.04%	1.29%
	2013		0.550%	2.302%	21.54	31.63	17,824,462	482,652,804	30.71%	33.05%	1.13%
LVIP Delaware Wealth Builder Fund - Service Class
	2017		1.002%	1.002%	20.42	20.42	593,079	12,110,790	10.90%	10.90%	2.03%
	2016		1.002%	1.002%	18.41	18.41	623,009	11,472,038	4.31%	4.31%	1.45%
	2015		1.002%	1.002%	17.65	17.65	547,182	9,659,785	-2.56%	-2.56%	1.65%
	2014		1.002%	1.002%	18.12	18.12	430,156	7,793,348	3.04%	3.04%	2.30%
	2013		1.002%	1.002%	17.58	17.58	346,206	6,087,355	18.74%	18.74%	1.52%
LVIP Delaware Wealth Builder Fund - Standard Class
	2017		1.000%	1.802%	5.83	22.73	15,881,065	98,792,045	10.28%	11.17%	2.23%
	2016		1.000%	1.802%	5.26	20.61	17,462,768	97,717,354	3.73%	4.57%	1.54%
	2015		1.000%	1.802%	5.05	19.87	19,529,008	104,497,448	-3.09%	-2.31%	1.66%
	2014		1.000%	1.802%	5.18	20.51	21,622,450	118,447,134	2.48%	3.30%	2.25%
	2013		1.000%	1.802%	5.03	20.01	23,875,428	126,580,824	18.09%	19.04%	1.52%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2017		1.002%	1.002%	25.73	25.73	411,701	10,591,747	19.25%	19.25%	1.14%
	2016		1.002%	1.002%	21.57	21.57	390,840	8,431,625	12.87%	12.87%	1.17%
	2015		1.002%	1.002%	19.11	19.11	377,386	7,212,942	-3.32%	-3.32%	1.26%
	2014		1.002%	1.002%	19.77	19.77	382,893	7,569,314	11.65%	11.65%	1.72%
	2013		1.002%	1.002%	17.71	17.71	360,077	6,375,242	31.47%	31.47%	1.47%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2017		0.550%	2.600%	23.47	31.32	37,712,420	1,038,706,032	18.30%	20.21%	1.40%
	2016		0.550%	2.152%	19.76	26.38	41,796,225	961,988,780	11.97%	13.78%	1.51%
	2015		0.550%	2.152%	17.58	23.48	46,650,822	947,959,964	-4.09%	-2.54%	1.56%
	2014		0.550%	2.152%	18.25	24.39	51,905,545	1,087,164,514	10.77%	12.56%	1.93%
	2013		0.550%	2.152%	16.41	21.94	57,506,984	1,074,981,871	30.42%	32.53%	1.72%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2017		1.000%	2.600%	9.83	11.65	55,837	601,185	17.99%	19.90%	1.24%
	2016		1.000%	2.600%	8.33	9.71	44,442	402,378	-0.46%	1.15%	1.38%
	2015		1.000%	2.600%	8.37	9.60	35,283	319,437	-10.61%	-9.17%	1.22%
	2014		1.000%	2.600%	9.36	10.57	26,574	269,708	-4.74%	-3.20%	1.29%
	2013		1.000%	2.600%	10.36	10.92	23,765	252,964	17.50%	18.44%	0.98%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2017		1.002%	2.152%	10.11	10.54	102,107	1,075,264	18.82%	20.19%	1.73%
	2016		1.002%	2.152%	8.51	8.77	65,873	577,030	0.24%	1.40%	1.45%
	2015		1.002%	2.152%	8.65	8.65	61,313	529,829	-8.94%	-8.94%	1.51%
	2014	5/14/14	1.002%	1.002%	9.50	9.50	55,183	524,064	-4.96%	-4.96%	2.27%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2017		1.000%	1.800%	15.95	17.63	1,002,272	17,637,209	8.26%	9.12%	2.01%
	2016		1.000%	2.600%	13.43	16.16	1,128,349	18,155,702	2.06%	3.71%	1.72%
	2015		1.000%	2.600%	13.16	15.58	1,261,380	19,579,354	-4.74%	-3.21%	1.84%
	2014		1.000%	2.600%	13.81	16.10	1,292,776	20,715,765	2.72%	4.38%	1.78%
	2013		1.000%	2.600%	13.45	15.42	1,291,960	19,847,337	6.66%	8.38%	1.74%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2017		1.002%	1.952%	$16.45	$18.19	720,588	$13,051,613	8.36%	9.39%	2.18%
	2016		1.002%	1.952%	15.16	16.63	842,743	13,957,565	2.99%	3.97%	1.91%
	2015		1.002%	1.952%	14.70	15.99	1,027,248	16,370,274	-3.89%	-2.97%	1.88%
	2014		1.002%	1.952%	15.27	16.48	1,301,398	21,380,454	3.66%	4.65%	2.01%
	2013		1.002%	1.952%	14.71	15.75	1,336,346	21,010,266	7.63%	8.66%	1.74%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2017		1.000%	2.300%	13.94	16.70	2,666,050	44,283,685	12.72%	14.19%	2.03%
	2016		1.000%	2.300%	12.37	14.62	2,945,717	42,880,609	2.11%	3.45%	1.55%
	2015		1.000%	2.750%	12.11	14.14	3,124,345	43,972,204	-6.54%	-4.89%	1.69%
	2014		1.000%	2.750%	12.90	14.86	3,196,335	47,295,648	0.41%	2.18%	1.80%
	2013		1.000%	2.750%	12.79	14.80	3,227,971	46,776,997	10.19%	12.14%	1.50%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2017		1.002%	2.152%	14.91	17.34	1,048,442	18,029,376	13.18%	14.48%	2.22%
	2016		1.002%	2.152%	13.17	15.05	1,235,503	18,566,891	2.52%	3.70%	1.69%
	2015		1.002%	2.152%	13.33	14.51	1,465,024	21,228,656	-5.41%	-4.65%	1.83%
	2014		1.002%	1.802%	14.10	15.22	1,659,262	25,233,432	1.62%	2.44%	1.98%
	2013		1.002%	2.302%	13.87	14.86	1,809,746	26,877,149	11.52%	12.41%	1.63%
LVIP Global Income Fund - Service Class
	2017		1.000%	2.150%	10.74	11.86	397,806	4,664,928	2.56%	3.74%	0.00%
	2016		1.000%	2.150%	10.48	11.44	390,605	4,425,698	-1.87%	-0.74%	0.00%
	2015		1.000%	2.150%	10.68	11.52	389,668	4,457,696	-4.35%	-3.24%	2.93%
	2014		1.000%	2.150%	11.16	11.91	387,713	4,585,694	-0.48%	0.67%	0.36%
	2013		1.000%	2.150%	11.33	11.83	349,872	4,113,705	-4.93%	-4.03%	0.26%
LVIP Global Income Fund - Standard Class
	2017		1.002%	2.302%	10.83	12.17	349,855	4,242,897	2.65%	4.00%	0.00%
	2016		1.002%	2.302%	10.55	11.70	399,090	4,659,324	-1.78%	-0.49%	0.00%
	2015		1.002%	2.302%	10.74	11.76	494,970	5,809,107	-4.26%	-3.00%	3.00%
	2014		1.002%	2.302%	11.31	12.13	585,301	7,084,502	-0.23%	0.93%	0.60%
	2013		1.002%	2.152%	11.33	12.02	630,789	7,567,942	-4.89%	-3.79%	0.25%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2017		1.000%	2.600%	14.18	17.34	2,893,096	49,792,905	11.11%	12.90%	1.98%
	2016		1.000%	2.600%	12.76	15.36	3,204,960	48,902,871	1.40%	3.04%	1.42%
	2015		1.000%	2.600%	12.59	14.90	3,542,468	52,486,966	-6.09%	-4.58%	1.73%
	2014		1.000%	2.600%	13.40	15.62	3,599,127	55,911,930	1.22%	2.85%	1.71%
	2013		1.000%	2.600%	13.24	15.19	3,584,765	54,164,194	8.72%	10.47%	1.54%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2017		1.002%	2.152%	15.48	17.89	1,423,160	25,370,376	11.89%	13.18%	2.16%
	2016		1.002%	2.152%	13.84	15.81	1,705,494	26,881,477	2.12%	3.30%	1.59%
	2015		1.002%	2.152%	13.55	15.30	2,056,717	31,393,414	-5.43%	-4.34%	1.79%
	2014		1.002%	2.152%	14.33	15.99	2,474,381	39,510,982	1.93%	3.11%	1.91%
	2013		1.002%	2.302%	14.48	15.51	2,611,762	40,399,596	9.69%	10.74%	1.62%
LVIP Government Money Market Fund - Service Class
	2017		1.002%	1.002%	10.08	10.08	682,260	6,879,223	-0.82%	-0.82%	0.17%
	2016		1.002%	1.002%	10.17	10.17	722,769	7,347,855	-0.97%	-0.97%	0.02%
	2015		1.002%	1.002%	10.27	10.27	732,835	7,523,244	-0.97%	-0.97%	0.02%
	2014		1.002%	1.002%	10.37	10.37	751,916	7,795,109	-0.97%	-0.97%	0.03%
	2013		1.002%	1.002%	10.47	10.47	684,946	7,170,488	-0.97%	-0.97%	0.02%
LVIP Government Money Market Fund - Standard Class
	2017		0.550%	2.152%	2.72	10.25	11,863,459	34,879,349	-1.73%	-0.14%	0.40%
	2016		0.550%	2.152%	2.74	10.31	13,901,895	41,039,500	-2.10%	-0.52%	0.03%
	2015		0.550%	2.152%	2.78	10.41	14,862,741	44,247,610	-2.12%	-0.53%	0.02%
	2014		0.550%	2.152%	2.81	10.51	15,778,430	47,695,294	-2.11%	-0.52%	0.03%
	2013		0.550%	2.152%	2.85	10.61	18,006,468	55,061,172	-2.11%	-0.52%	0.02%
LVIP JPMorgan Retirement Income Fund - Service Class
	2017		1.002%	1.002%	16.68	16.68	444,310	7,412,113	9.58%	9.58%	2.29%
	2016		1.002%	1.002%	15.22	15.22	448,462	6,827,540	3.41%	3.41%	2.08%
	2015		1.002%	1.002%	14.72	14.72	460,930	6,785,728	-2.17%	-2.17%	2.59%
	2014		1.002%	1.002%	15.05	15.05	438,716	6,601,949	3.57%	3.57%	2.57%
	2013		1.002%	1.002%	14.53	14.53	404,574	5,878,377	7.98%	7.98%	1.95%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan Retirement Income Fund - Standard Class
	2017		0.550%	2.152%	$9.18	$19.20	19,083,025	$187,117,013	8.60%	10.36%	2.41%
	2016		0.550%	2.152%	8.39	17.62	21,191,229	189,215,181	2.48%	4.14%	2.22%
	2015		0.550%	2.152%	8.11	17.13	23,956,991	206,460,598	-3.05%	-1.48%	2.63%
	2014		0.550%	2.152%	8.30	17.61	26,542,112	233,035,159	2.64%	4.30%	2.56%
	2013		0.550%	2.152%	8.02	17.09	29,260,301	247,597,995	7.01%	8.74%	2.08%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2017		1.000%	2.600%	11.77	14.87	85,194	1,032,800	11.47%	13.27%	0.87%
	2016		1.000%	2.600%	10.39	13.12	64,804	701,135	6.91%	8.63%	0.57%
	2015		1.000%	2.600%	9.57	12.08	41,952	427,708	-10.33%	-8.88%	0.65%
	2014		1.000%	2.600%	11.74	13.26	22,625	266,264	5.08%	6.77%	0.92%
	2013		1.000%	2.600%	12.17	12.42	9,874	120,974	22.26%	22.63%	0.18%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2017		1.002%	1.002%	11.88	11.88	147,249	1,749,175	13.54%	13.54%	1.11%
	2016		1.002%	1.302%	10.38	10.46	157,299	1,645,647	8.57%	8.91%	0.92%
	2015		1.002%	1.302%	9.56	9.61	110,036	1,056,968	-8.96%	-8.66%	0.79%
	2014	5/14/14	1.002%	1.302%	10.50	10.52	92,000	967,495	-1.53%	6.23%	1.38%
LVIP Managed Risk Profile 2010 Fund - Service Class
	2017		1.002%	1.002%	13.78	13.78	126,682	1,745,819	8.27%	8.27%	1.74%
	2016		1.002%	1.002%	12.73	12.73	118,709	1,510,950	3.13%	3.13%	1.66%
	2015		1.002%	1.002%	12.34	12.34	105,265	1,299,115	-2.83%	-2.83%	1.46%
	2014		1.000%	1.002%	12.70	12.70	132,800	1,686,649	3.47%	3.47%	1.57%
	2013		1.000%	1.002%	12.27	12.28	147,217	1,806,987	7.58%	7.58%	1.10%
LVIP Managed Risk Profile 2010 Fund - Standard Class
	2017		1.002%	1.802%	14.15	14.15	210,935	2,978,476	8.55%	8.55%	1.74%
	2016		1.002%	1.002%	13.04	13.04	244,116	3,182,883	3.39%	3.39%	1.79%
	2015		1.002%	1.002%	12.61	12.61	255,384	3,220,493	-2.59%	-2.59%	1.90%
	2014		1.002%	1.002%	12.95	12.95	248,311	3,214,511	3.73%	3.73%	1.85%
	2013		1.002%	1.002%	12.48	12.48	273,338	3,411,129	7.84%	7.84%	1.19%
LVIP Managed Risk Profile 2020 Fund - Service Class
	2017		1.000%	1.002%	13.51	13.52	1,064,448	14,383,255	10.63%	10.63%	1.76%
	2016		1.000%	1.002%	12.21	12.22	1,078,860	13,177,021	3.16%	3.16%	1.68%
	2015		1.000%	1.002%	11.84	11.84	1,060,358	12,554,103	-3.43%	-3.43%	1.62%
	2014		1.000%	1.002%	12.26	12.26	1,037,275	12,716,605	3.09%	3.09%	1.76%
	2013		1.000%	1.002%	11.89	11.89	951,946	11,320,910	9.74%	9.75%	1.22%
LVIP Managed Risk Profile 2020 Fund - Standard Class
	2017		1.002%	1.002%	13.87	13.87	761,401	10,563,958	10.91%	10.91%	1.88%
	2016		1.002%	1.002%	12.51	12.51	855,867	10,706,504	3.41%	3.41%	1.81%
	2015		1.002%	1.002%	12.10	12.10	984,389	11,907,972	-3.19%	-3.19%	1.81%
	2014		1.002%	1.002%	12.49	12.49	1,034,447	12,925,275	3.35%	3.35%	1.90%
	2013		1.002%	1.002%	12.09	12.09	1,051,865	12,717,111	10.02%	10.02%	1.39%
LVIP Managed Risk Profile 2030 Fund - Service Class
	2017		1.000%	1.002%	13.36	13.36	1,804,014	24,094,362	12.07%	12.07%	1.86%
	2016		1.000%	1.002%	11.92	11.92	1,608,249	19,167,074	2.42%	2.43%	1.67%
	2015		1.000%	1.002%	11.64	11.64	1,457,910	16,964,202	-3.87%	-3.87%	1.59%
	2014		1.000%	1.002%	12.10	12.11	1,340,340	16,224,117	2.86%	2.86%	2.00%
	2013		1.000%	1.002%	11.77	11.77	1,110,931	13,073,306	12.33%	12.33%	1.16%
LVIP Managed Risk Profile 2030 Fund - Standard Class
	2017		1.002%	1.002%	13.71	13.71	771,528	10,580,398	12.34%	12.34%	2.01%
	2016		1.002%	1.002%	12.21	12.21	727,849	8,885,192	2.68%	2.68%	1.89%
	2015		1.002%	1.002%	11.89	11.89	709,731	8,437,734	-3.63%	-3.63%	1.80%
	2014		1.002%	1.002%	12.34	12.34	732,778	9,039,939	3.12%	3.12%	2.21%
	2013		1.002%	1.002%	11.96	11.96	628,874	7,523,359	12.61%	12.61%	1.44%
LVIP Managed Risk Profile 2040 Fund - Service Class
	2017		1.002%	1.002%	12.72	12.72	1,848,560	23,518,019	13.20%	13.20%	1.90%
	2016		1.002%	1.002%	11.24	11.24	1,726,250	19,400,553	2.52%	2.52%	1.59%
	2015		1.000%	1.002%	10.95	10.96	1,549,724	16,989,291	-4.42%	-4.42%	1.56%
	2014		1.000%	1.002%	11.46	11.47	1,430,424	16,407,454	2.19%	2.19%	2.22%
	2013		1.000%	1.002%	11.21	11.22	1,165,907	13,087,225	15.09%	15.09%	1.14%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2040 Fund - Standard Class
	2017		1.002%	1.002%	$13.07	$13.07	249,414	$3,258,613	13.49%	13.49%	2.09%
	2016		1.002%	1.002%	11.51	11.51	227,230	2,615,979	2.78%	2.78%	1.72%
	2015		1.002%	1.002%	11.20	11.20	252,068	2,823,560	-4.19%	-4.19%	1.81%
	2014		1.002%	1.002%	11.69	11.69	237,538	2,777,142	2.45%	2.45%	2.29%
	2013		1.002%	1.002%	11.41	11.41	221,195	2,524,250	15.37%	15.37%	1.29%
LVIP Managed Risk Profile 2050 Fund - Service Class
	2017		1.002%	1.002%	13.04	13.04	881,421	11,497,379	15.66%	15.66%	2.07%
	2016		1.002%	1.002%	11.28	11.28	683,448	7,708,014	3.11%	3.11%	1.80%
	2015		1.002%	1.002%	10.94	10.94	458,131	5,010,871	-4.94%	-4.94%	1.69%
	2014		1.002%	1.002%	11.51	11.51	267,250	3,075,039	1.66%	1.66%	2.28%
	2013		1.002%	1.002%	11.32	11.32	128,362	1,452,816	17.55%	17.55%	1.57%
LVIP Managed Risk Profile 2050 Fund - Standard Class
	2017		1.002%	1.002%	13.26	13.26	33,951	450,278	15.94%	15.94%	2.06%
	2016		1.002%	1.002%	11.44	11.44	50,676	579,689	3.37%	3.37%	2.29%
	2015		1.002%	1.002%	11.07	11.07	37,435	414,245	-4.71%	-4.71%	1.81%
	2014		1.002%	1.002%	11.61	11.61	25,243	293,131	1.91%	1.91%	1.67%
	2013		1.002%	1.002%	11.39	11.39	26,281	299,452	17.85%	17.85%	1.98%
LVIP MFS International Growth Fund - Service Class
	2017		1.000%	1.800%	11.22	12.21	33,063	389,042	29.19%	30.23%	0.76%
	2016		1.000%	1.800%	8.68	9.38	56,545	515,910	-0.40%	0.40%	1.18%
	2015		1.000%	1.800%	8.72	9.34	59,880	548,658	-0.76%	0.04%	0.91%
	2014		1.000%	1.800%	8.79	9.34	63,666	585,594	-6.98%	-6.23%	0.82%
	2013		1.000%	1.800%	9.44	9.96	56,207	554,587	11.30%	12.19%	0.58%
LVIP MFS Value Fund - Service Class
	2017		1.000%	1.800%	16.82	18.32	113,094	2,042,563	15.24%	16.17%	1.42%
	2016		1.000%	1.800%	14.60	15.77	135,860	2,112,905	11.75%	12.65%	1.54%
	2015		1.000%	1.800%	13.06	14.00	158,723	2,195,281	-2.56%	-1.78%	1.78%
	2014		1.000%	1.800%	13.41	14.25	167,479	2,359,533	8.27%	9.13%	2.14%
	2013		1.000%	1.950%	12.38	13.06	181,935	2,360,815	33.20%	34.27%	1.45%
LVIP Mondrian International Value Fund - Service Class
	2017		1.002%	1.002%	20.21	20.21	1,016,660	20,543,416	19.83%	19.83%	3.09%
	2016		1.002%	1.002%	16.86	16.86	1,072,403	18,083,172	2.72%	2.72%	2.53%
	2015		1.002%	1.002%	16.42	16.42	1,089,519	17,885,680	-4.99%	-4.99%	2.71%
	2014		1.002%	1.002%	17.28	17.28	1,057,297	18,268,532	-3.76%	-3.76%	3.75%
	2013		1.002%	1.002%	17.95	17.95	1,021,046	18,330,725	20.34%	20.34%	2.31%
LVIP Mondrian International Value Fund - Standard Class
	2017		0.550%	2.600%	4.32	26.72	39,422,129	185,474,644	18.23%	20.67%	3.27%
	2016		0.550%	2.600%	3.61	22.42	43,950,795	172,297,911	1.34%	3.44%	2.63%
	2015		0.550%	2.600%	3.52	21.94	49,910,782	189,760,112	-6.26%	-4.32%	2.81%
	2014		0.550%	2.600%	3.70	23.22	55,134,934	219,920,959	-5.04%	-3.07%	3.80%
	2013		0.550%	2.600%	3.85	24.26	60,255,347	248,980,827	18.71%	21.17%	2.45%
LVIP SSGA Bond Index Fund - Service Class
	2017		1.000%	2.150%	11.07	12.63	321,252	3,873,235	0.73%	1.90%	2.26%
	2016		1.000%	2.150%	10.96	12.39	309,543	3,672,992	-0.14%	1.02%	2.00%
	2015		1.000%	2.150%	10.96	12.27	232,051	2,730,230	-1.93%	-0.99%	2.60%
	2014		1.000%	1.950%	11.17	12.39	165,313	1,966,509	3.45%	4.44%	1.81%
	2013		1.000%	1.950%	10.80	11.86	140,591	1,606,456	-4.69%	-3.78%	1.69%
LVIP SSGA Bond Index Fund - Standard Class
	2017		1.002%	2.302%	10.97	12.26	506,160	6,194,742	0.84%	2.16%	2.32%
	2016		1.002%	2.302%	10.88	12.00	571,184	6,846,040	-0.05%	1.26%	2.08%
	2015		1.002%	2.302%	10.88	11.85	446,122	5,279,420	-2.03%	-0.75%	2.59%
	2014		1.002%	2.302%	11.20	11.94	462,427	5,515,780	3.50%	4.70%	2.02%
	2013		1.002%	2.152%	10.82	11.41	379,170	4,320,672	-4.64%	-3.54%	1.68%
LVIP SSGA Developed International 150 Fund - Service Class
	2017		1.000%	2.150%	12.28	18.05	11,755	160,389	20.63%	22.03%	4.86%
	2016		1.000%	2.150%	10.18	11.23	8,721	97,781	7.14%	8.37%	3.26%
	2015		1.000%	2.150%	9.75	10.36	9,042	91,911	-6.24%	-5.48%	2.93%
	2014		1.000%	1.800%	10.40	10.96	7,199	78,018	-1.15%	-0.35%	2.83%
	2013		1.000%	1.800%	10.52	11.00	7,342	80,349	17.87%	18.82%	2.30%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund - Service Class
	2017		1.000%	2.150%	$12.59	$17.57	706,176	$12,193,675	20.89%	22.28%	2.64%
	2016		1.000%	2.150%	10.41	14.37	621,845	8,747,221	12.71%	14.01%	2.59%
	2015		1.000%	2.150%	9.24	12.60	537,168	6,620,005	-19.01%	-18.07%	4.19%
	2014		1.000%	2.150%	11.41	15.38	483,104	7,231,954	-5.66%	-4.57%	2.90%
	2013		1.000%	2.150%	12.33	16.12	412,960	6,473,352	-4.81%	-4.04%	2.28%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2017		1.002%	2.152%	16.26	17.95	1,361,019	24,418,651	21.20%	22.60%	2.68%
	2016		1.002%	2.152%	13.41	14.64	1,334,773	19,535,247	12.98%	14.28%	2.66%
	2015		1.002%	2.152%	11.87	12.81	1,349,787	17,285,103	-18.81%	-17.87%	4.14%
	2014		1.002%	2.152%	14.62	15.60	1,373,995	21,423,937	-5.43%	-4.33%	2.99%
	2013		1.002%	2.152%	15.46	16.30	1,346,955	21,954,109	-4.90%	-3.80%	2.21%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2017		1.000%	2.150%	12.85	15.95	994,098	14,683,468	12.09%	13.39%	3.70%
	2016		1.000%	2.150%	11.46	14.20	1,103,858	14,386,873	3.12%	4.31%	1.51%
	2015		1.000%	2.150%	11.12	13.74	1,225,470	15,320,617	-8.73%	-7.68%	2.69%
	2014		1.000%	2.150%	12.18	15.03	1,331,166	18,034,099	1.50%	2.68%	2.00%
	2013		1.000%	2.150%	12.00	13.24	1,359,646	17,951,574	7.21%	8.44%	1.80%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2017		1.002%	2.302%	14.75	15.81	419,412	6,426,581	12.20%	13.67%	3.87%
	2016		1.002%	2.302%	13.02	14.09	492,561	6,639,994	3.22%	4.57%	1.69%
	2015		1.002%	2.302%	11.85	13.65	567,716	7,315,767	-8.65%	-7.45%	2.92%
	2014		1.002%	2.302%	13.53	14.94	605,284	8,428,621	1.61%	2.94%	2.11%
	2013		1.002%	2.302%	13.19	13.53	677,730	9,172,186	8.39%	8.71%	1.87%
LVIP SSGA International Index Fund - Service Class
	2017		1.000%	2.150%	10.67	17.67	261,903	4,158,943	22.16%	23.14%	2.61%
	2016		1.000%	1.800%	8.73	14.35	232,834	2,963,079	-1.06%	-0.26%	2.81%
	2015		1.000%	1.800%	8.82	14.39	190,392	2,493,887	-3.22%	-2.45%	2.35%
	2014		1.000%	1.800%	9.12	14.75	162,140	2,188,127	-7.75%	-7.01%	2.71%
	2013		1.000%	1.800%	10.33	15.86	121,409	1,710,296	19.49%	19.49%	1.63%
LVIP SSGA International Index Fund - Standard Class
	2017		1.002%	1.802%	16.86	18.06	259,007	4,677,135	22.46%	23.45%	2.81%
	2016		1.002%	1.802%	13.77	14.63	229,702	3,360,048	-0.81%	-0.01%	2.87%
	2015		1.002%	1.802%	13.88	14.63	251,025	3,672,356	-2.98%	-2.20%	2.65%
	2014		1.002%	1.802%	14.30	14.96	187,148	2,799,500	-7.52%	-6.78%	2.93%
	2013		1.002%	1.802%	15.47	16.05	158,322	2,540,586	18.83%	19.78%	1.81%
LVIP SSGA International Managed Volatility Fund - Service Class
	2017		1.002%	1.002%	12.45	12.45	57,981	721,845	22.72%	22.72%	2.14%
	2016	11/14/16	1.002%	1.002%	10.14	10.14	51,597	523,449	2.91%	2.91%	1.78%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2017		1.002%	1.002%	12.48	12.48	74,920	935,242	23.03%	23.03%	2.19%
	2016	12/8/16	1.002%	1.802%	10.13	10.15	84,289	855,239	-0.48%	0.09%	1.18%
LVIP SSGA Large Cap 100 Fund - Service Class
	2017		1.000%	2.150%	22.63	25.25	12,498	307,717	15.95%	17.29%	2.30%
	2016		1.000%	2.150%	19.52	21.53	19,232	405,568	18.65%	20.02%	2.14%
	2015		1.000%	2.150%	16.45	17.94	17,502	308,284	-6.93%	-5.86%	2.04%
	2014		1.000%	2.150%	17.68	19.05	22,526	423,763	13.96%	15.28%	3.01%
	2013		1.000%	2.150%	16.26	16.53	12,097	196,866	33.75%	34.15%	2.86%
LVIP SSGA S&P 500 Index Fund - Service Class
	2017		1.002%	1.002%	18.76	18.76	4,679,594	87,784,422	20.06%	20.06%	1.70%
	2016		1.002%	1.002%	15.62	15.62	4,565,125	71,329,541	10.37%	10.37%	1.71%
	2015		1.002%	1.002%	14.16	14.16	4,315,293	61,092,619	-0.09%	-0.09%	1.73%
	2014		1.002%	1.002%	14.17	14.17	4,080,129	57,815,303	12.02%	12.02%	1.76%
	2013		1.002%	1.002%	12.65	12.65	3,842,996	48,612,807	30.36%	30.36%	1.96%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2017		1.000%	2.600%	17.05	29.18	18,916,417	365,045,038	18.46%	20.37%	1.85%
	2016		1.000%	2.600%	14.33	24.47	20,730,610	332,418,815	8.89%	10.65%	1.83%
	2015		1.000%	2.600%	13.10	22.32	22,602,204	327,511,899	-1.42%	0.17%	1.86%
	2014		1.000%	2.600%	13.23	22.50	24,592,497	355,803,933	10.52%	12.30%	1.89%
	2013		1.000%	2.600%	11.92	15.42	26,672,911	343,662,458	29.19%	30.69%	2.34%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Small-Cap Index Fund - Service Class
	2017		1.000%	2.600%	$15.05	$17.84	945,867	$16,821,803	11.00%	12.79%	0.76%
	2016		1.000%	2.600%	13.56	15.82	958,589	15,119,050	17.29%	19.18%	1.11%
	2015		1.000%	2.600%	11.56	13.27	932,459	12,336,868	-7.39%	-5.90%	0.69%
	2014		1.000%	2.600%	12.48	14.10	908,677	12,776,905	1.73%	3.37%	0.62%
	2013		1.000%	2.600%	12.27	13.64	905,431	12,322,441	34.04%	36.20%	0.72%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2017		1.002%	1.952%	16.83	28.43	2,393,992	43,841,574	12.00%	13.07%	0.97%
	2016		1.002%	1.952%	15.00	25.38	2,685,569	43,497,313	18.35%	19.47%	1.28%
	2015		1.002%	1.952%	12.66	21.45	2,941,783	39,880,990	-6.56%	-5.67%	0.88%
	2014		1.002%	2.152%	13.17	22.95	3,311,831	47,593,259	2.45%	3.63%	0.81%
	2013		1.002%	2.152%	12.85	22.36	3,850,953	53,398,877	34.97%	36.53%	1.13%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
	2017		1.000%	2.150%	22.63	25.24	32,380	795,005	3.81%	5.01%	2.18%
	2016		1.000%	2.150%	22.47	24.04	33,429	790,304	27.51%	28.47%	1.80%
	2015		1.000%	1.800%	17.62	18.71	36,187	670,376	-8.74%	-8.00%	2.04%
	2014		1.000%	1.800%	19.30	20.34	38,455	776,915	2.19%	3.01%	3.27%
	2013		1.000%	1.800%	18.89	19.75	36,583	718,834	31.76%	32.82%	2.44%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2017		1.000%	1.950%	20.71	32.50	40,939	925,411	30.79%	32.04%	0.00%
	2016		1.000%	1.950%	15.81	24.85	40,332	694,932	-0.81%	0.14%	0.00%
	2015		1.000%	1.950%	15.91	25.05	38,687	662,243	8.32%	9.35%	0.00%
	2014		1.000%	1.950%	14.67	23.13	44,253	693,271	6.35%	7.36%	0.00%
	2013		1.000%	2.150%	13.46	21.75	46,148	673,037	35.75%	37.32%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2017		1.002%	1.002%	31.94	31.94	619,130	19,772,070	23.20%	23.20%	0.00%
	2016		1.002%	1.002%	25.92	25.92	595,542	15,437,895	6.22%	6.22%	0.05%
	2015		1.002%	1.002%	24.41	24.41	571,267	13,941,805	0.83%	0.83%	0.00%
	2014		1.002%	1.002%	24.20	24.20	519,932	12,584,280	10.19%	10.19%	0.00%
	2013		1.002%	1.002%	21.96	21.96	468,214	10,284,111	33.12%	33.12%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2017		1.000%	2.152%	4.00	40.28	44,171,683	188,578,646	22.09%	23.50%	0.20%
	2016		1.000%	2.152%	3.25	32.87	47,808,794	165,246,615	5.27%	6.49%	0.27%
	2015		1.000%	2.152%	3.06	31.12	52,583,269	170,680,544	-0.07%	1.09%	0.12%
	2014		1.000%	2.152%	3.03	31.03	56,279,182	180,765,762	9.21%	10.48%	0.24%
	2013		1.000%	2.152%	2.76	28.31	61,482,076	178,810,716	31.93%	33.45%	0.00%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2017		1.002%	2.302%	18.10	19.73	1,073,880	21,182,866	17.15%	18.68%	1.32%
	2016		1.002%	2.302%	15.45	16.62	947,510	15,748,051	9.31%	10.74%	1.59%
	2015		1.002%	2.302%	14.80	15.01	716,913	10,760,223	-1.84%	-1.55%	1.43%
	2014		1.002%	1.302%	15.08	15.25	662,156	10,095,574	10.48%	10.82%	1.90%
	2013		1.002%	1.302%	13.65	13.76	445,721	6,132,409	28.52%	28.90%	1.22%
LVIP Vanguard International Equity ETF Fund - Service Class
	2017		1.002%	2.302%	12.02	13.10	1,013,580	13,275,871	25.08%	26.71%	2.14%
	2016		1.002%	2.302%	9.61	10.34	755,080	7,804,394	1.10%	2.42%	2.14%
	2015		1.002%	2.302%	9.57	10.09	653,410	6,594,504	-5.25%	-4.15%	2.28%
	2014		1.002%	2.152%	10.42	10.53	464,940	4,896,140	-6.13%	-5.83%	1.93%
	2013		1.002%	1.302%	11.09	11.18	327,020	3,657,166	12.97%	13.32%	2.33%
LVIP Wellington Capital Growth Fund - Service Class
	2017		1.000%	1.000%	21.70	21.70	6,308	136,873	34.18%	34.18%	0.00%
	2016		1.000%	1.000%	16.17	16.17	1,481	23,955	-1.14%	-1.14%	0.00%
	2015		1.000%	1.000%	16.36	16.36	6,257	102,358	8.06%	8.06%	0.00%
	2014		1.000%	1.000%	15.14	15.14	2,199	33,292	9.99%	9.99%	0.00%
	2013		1.000%	1.000%	13.76	13.76	3,894	53,593	34.32%	34.32%	0.00%
LVIP Wellington Mid-Cap Value Fund - Service Class
	2017		1.000%	2.600%	13.95	27.95	17,085	281,941	10.25%	12.02%	0.15%
	2016		1.000%	2.600%	12.66	14.76	20,383	301,091	9.89%	11.66%	0.24%
	2015		1.000%	2.600%	11.52	13.22	22,907	298,705	-4.28%	-2.74%	0.17%
	2014		1.000%	2.600%	12.03	13.59	25,526	342,907	5.25%	6.94%	0.11%
	2013		1.000%	2.600%	11.43	12.71	27,981	352,008	30.38%	32.49%	0.23%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT Core Equity Series - Initial Class
	2015		0.000%	0.000%	$—	$—	—	$—	0.00%	0.00%	0.93%
	2014		1.000%	1.000%	18.70	18.70	404	7,555	10.13%	10.13%	0.79%
	2013		1.000%	1.000%	16.98	16.98	663	11,262	33.26%	33.26%	0.99%
MFS® VIT Total Return Series - Initial Class
	2017		1.000%	2.150%	20.28	22.88	62,677	1,416,360	9.91%	11.18%	2.28%
	2016		1.000%	2.150%	18.38	20.58	61,462	1,247,911	6.77%	8.01%	2.62%
	2015		1.000%	2.150%	17.14	19.06	67,866	1,276,104	-2.49%	-1.36%	2.57%
	2014		1.000%	2.150%	17.51	19.32	77,591	1,481,911	6.19%	7.42%	1.86%
	2013		1.000%	2.150%	16.42	18.04	90,097	1,605,159	16.52%	17.86%	1.76%
MFS® VIT Utilities Series - Initial Class
	2017		1.000%	2.600%	2.91	51.34	40,479,254	127,778,196	11.89%	13.69%	4.24%
	2016		1.000%	2.600%	2.57	45.52	46,910,770	130,338,969	8.61%	10.36%	3.57%
	2015		1.000%	2.600%	2.33	41.57	53,442,738	134,565,693	-16.71%	-15.37%	4.09%
	2014		1.000%	2.600%	2.76	49.52	63,617,358	189,070,913	9.84%	11.61%	2.10%
	2013		1.000%	2.600%	2.48	44.72	66,951,059	178,747,726	17.43%	19.32%	2.32%
MFS® VIT Utilities Series - Service Class
	2017		1.002%	1.002%	36.09	36.09	1,125,857	40,632,977	13.35%	13.35%	4.14%
	2016		1.002%	1.002%	31.84	31.84	1,163,959	37,059,844	10.13%	10.13%	3.39%
	2015		1.002%	1.002%	28.91	28.91	1,156,235	33,428,679	-15.61%	-15.61%	4.02%
	2014		1.002%	1.002%	34.26	34.26	1,194,868	40,934,560	11.35%	11.35%	1.96%
	2013		1.002%	1.002%	30.77	30.77	1,147,302	35,300,132	19.02%	19.02%	2.12%
MFS® VIT II Core Equity Portfolio - Initial Class
	2017		1.000%	1.000%	25.17	25.17	210	5,297	23.58%	23.58%	0.96%
	2016		1.000%	1.000%	20.37	20.37	210	4,285	10.27%	10.27%	0.69%
	2015	3/27/15	1.000%	1.000%	18.47	18.47	316	5,828	-3.29%	-3.29%	0.55%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2017		0.550%	0.550%	2.67	2.67	21,395	57,207	12.74%	12.74%	0.61%
	2016		0.550%	0.550%	2.37	2.37	6,296	14,933	26.67%	26.67%	0.75%
	2015		0.550%	0.550%	1.87	1.87	6,237	11,678	-12.29%	-12.29%	0.76%
	2014		0.550%	0.550%	2.13	2.13	7,081	15,115	9.25%	9.25%	0.74%
	2013		0.550%	0.550%	1.95	1.95	7,330	14,322	30.42%	30.42%	1.22%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2017		0.550%	0.550%	3.31	3.31	32,278	106,798	24.60%	24.60%	0.00%
	2016		0.550%	0.550%	2.66	2.66	46,121	122,471	3.82%	3.82%	0.00%
	2015		0.550%	0.550%	2.56	2.56	46,174	118,098	0.72%	0.72%	0.00%
	2014		0.550%	0.550%	2.54	2.54	33,286	84,527	6.99%	6.99%	0.00%
	2013		0.550%	0.550%	2.37	2.37	33,521	79,561	31.89%	31.89%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2017		1.000%	2.250%	31.88	35.97	6,573	227,757	14.11%	15.58%	0.84%
	2016		1.000%	2.250%	27.79	31.20	6,679	200,777	13.59%	15.01%	0.61%
	2015		1.000%	2.250%	24.35	27.35	7,265	190,747	-10.37%	-9.25%	0.76%
	2014		1.000%	2.250%	27.03	30.38	8,215	239,019	11.31%	12.70%	1.07%
	2013		1.000%	2.250%	24.16	27.17	8,104	209,486	34.01%	35.69%	1.24%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2017		1.000%	2.250%	7.60	8.46	4,586	38,644	-0.22%	1.03%	10.98%
	2016		1.000%	2.250%	7.61	8.37	5,801	48,434	12.32%	13.73%	0.91%
	2015		1.000%	2.250%	6.78	7.36	6,409	47,033	-27.32%	-26.40%	4.63%
	2014		1.000%	2.250%	9.32	10.01	8,512	84,840	-20.44%	-19.43%	0.26%
	2013		1.000%	2.250%	11.72	12.42	7,083	87,628	-16.62%	-15.56%	1.68%
PIMCO VIT Total Return Portfolio - Administrative Class
	2017		1.002%	2.302%	10.50	11.45	1,491,756	17,060,600	2.53%	3.87%	2.02%
	2016		1.002%	2.302%	10.24	11.02	1,461,091	16,091,834	0.35%	1.66%	1.91%
	2015		1.002%	2.302%	10.21	10.84	1,456,241	15,779,135	-1.84%	-0.55%	4.87%
	2014		1.002%	2.302%	10.40	10.90	1,614,000	17,588,032	1.91%	3.24%	2.22%
	2013		1.002%	2.302%	10.25	10.56	1,577,018	16,645,869	-4.05%	-2.94%	2.20%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT Global Health Care Fund - Class IB
	2017		1.000%	1.300%	$24.38	$25.58	1,616	$41,089	13.81%	14.15%	0.53%
	2016		1.000%	1.300%	21.42	22.41	2,392	52,956	-12.50%	-12.23%	0.00%
	2015		1.000%	1.750%	22.97	25.53	2,831	70,748	5.92%	6.71%	0.00%
	2014		1.000%	1.750%	21.69	23.93	4,821	114,004	25.43%	26.37%	0.24%
	2013		1.000%	1.750%	18.26	18.93	4,854	90,923	39.84%	40.25%	1.11%
Templeton Global Bond VIP Fund - Class 2
	2017		1.000%	2.600%	12.65	18.81	168,960	3,024,882	-0.69%	0.91%	0.00%
	2016		1.000%	2.600%	12.66	18.64	190,544	3,427,817	0.30%	1.91%	0.00%
	2015		1.000%	2.600%	12.54	18.29	213,444	3,777,897	-6.76%	-5.26%	7.89%
	2014		1.000%	2.600%	13.36	19.31	234,458	4,397,974	-0.78%	0.82%	5.08%
	2013		1.000%	2.600%	16.70	19.15	267,479	4,983,473	-0.98%	0.62%	4.71%
Wells Fargo VT Intrinsic Value Fund - Class 2
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.20%
	2015		1.000%	1.800%	16.03	21.41	8,783	153,201	-2.30%	-1.51%	0.87%
	2014		1.000%	1.800%	16.40	18.03	11,822	206,646	8.40%	9.21%	0.74%
	2013		1.000%	1.750%	15.13	16.51	14,283	227,712	28.04%	29.01%	1.02%
Wells Fargo VT Omega Growth Fund - Class 2
	2017		1.000%	1.800%	22.30	27.35	2,641	62,859	32.20%	33.26%	0.01%
	2016		1.000%	1.800%	16.79	20.69	4,771	84,657	-1.28%	-0.48%	0.00%
	2015		1.000%	1.800%	15.92	20.95	6,289	110,315	-0.46%	0.34%	0.00%
	2014		1.000%	1.800%	15.98	21.05	6,912	121,100	2.01%	2.83%	0.00%
	2013		1.000%	1.800%	15.66	20.64	7,333	125,243	37.39%	38.49%	0.14%
Wells Fargo VT Small Cap Growth Fund - Class 2
	2017		1.000%	1.800%	31.31	32.81	9,144	297,250	24.23%	24.61%	0.00%
	2016		1.000%	1.300%	25.20	26.33	10,065	261,105	6.36%	6.68%	0.00%
	2015		1.000%	1.300%	23.69	24.68	10,681	260,049	-4.14%	-3.85%	0.00%
	2014		1.000%	1.750%	23.35	25.67	11,774	296,216	-3.58%	-2.85%	0.00%
	2013		1.000%	1.750%	24.22	26.43	12,057	313,117	47.63%	48.74%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2017:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$4,756,244	$2,104,550
AB VPS International Value Portfolio - Class B	37,657	10,343
AB VPS Small/Mid Cap Value Portfolio - Class A	112,232	207,578
American Century VP Inflation Protection Fund - Class I	333	20,974
American Century VP Inflation Protection Fund - Class II	484,477	747,465
American Century VP International Fund - Class I	1,286	4,484
American Funds Global Growth Fund - Class 2	9,621,245	11,480,213
American Funds Growth Fund - Class 2	73,302,565	68,086,015
American Funds Growth-Income Fund - Class 2	27,505,797	25,073,262
American Funds International Fund - Class 2	8,640,372	19,762,166
BlackRock Global Allocation V.I. Fund - Class I	1,567,690	3,505,601
BlackRock Global Allocation V.I. Fund - Class III	1,703,205	2,009,255
Delaware VIP® Diversified Income Series - Service Class	3,416,193	4,396,177
Delaware VIP® Diversified Income Series - Standard Class	3,585,749	13,487,272
Delaware VIP® Emerging Markets Series - Service Class	231,269	613,799
Delaware VIP® High Yield Series - Service Class	1,878,942	1,470,788
Delaware VIP® High Yield Series - Standard Class	2,809,856	6,547,057
Delaware VIP® Limited-Term Diversified Income Series - Service Class	260,361	458,343
Delaware VIP® REIT Series - Service Class	4,911,960	2,735,624
Delaware VIP® REIT Series - Standard Class	17,061,402	21,678,117
Delaware VIP® Small Cap Value Series - Service Class	12,852,006	30,759,527
Delaware VIP® Smid Cap Core Series - Service Class	3,410,962	2,020,241
Delaware VIP® Smid Cap Core Series - Standard Class	17,182,098	31,305,081
Delaware VIP® U.S. Growth Series - Service Class	28,842	150,878
Delaware VIP® Value Series - Service Class	3,558,446	3,336,811
Delaware VIP® Value Series - Standard Class	10,410,410	22,640,169
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	134,218	983,756
Deutsche Alternative Asset Allocation VIP Portfolio - Class B	305,412	417,934
Deutsche Equity 500 Index VIP Portfolio - Class A	18,974	18,188
Deutsche Equity 500 Index VIP Portfolio - Class B	783	10,311
Deutsche Small Cap Index VIP Portfolio - Class A	112,708	185,442
Fidelity® VIP Contrafund® Portfolio - Service Class	14,057,670	29,551,918
Fidelity® VIP Contrafund® Portfolio - Service Class 2	6,206,896	6,865,780
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	392,697	161
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	55,045	—
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	704,237	19
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	5,137	—
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	494,858	65
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	329,466	328,591
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	126,405	17
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	24,830	—
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	87,750	22
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	2,410	—
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	66,667	3
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	68,514	—
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	60,515	19
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	53,639	3
Fidelity® VIP Growth Portfolio - Service Class	16,044,705	7,007,599
Fidelity® VIP Growth Portfolio - Service Class 2	5,120,189	1,908,204
Fidelity® VIP Mid Cap Portfolio - Service Class 2	197,928	416,828
Franklin Income VIP Fund - Class 2	198,846	306,075
Franklin Mutual Shares VIP Fund - Class 2	204,448	279,873
Invesco V.I. Core Equity Fund - Series I Shares	459	28,020
Invesco V.I. International Growth Fund - Series I Shares	1,329	7,508
Janus Henderson Global Research Portfolio - Institutional Shares	4,214	11,846
LVIP Baron Growth Opportunities Fund - Service Class	8,576,403	16,122,613
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	854,442	1,449,536
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,811,195	27,121,385
LVIP BlackRock Inflation Protected Bond Fund - Service Class	747,947	779,054

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	$1,022,690	$2,958,699
LVIP BlackRock Scientific Allocation Fund - Service Class	2,808,132	1,902,499
LVIP BlackRock Scientific Allocation Fund - Standard Class	688,279	1,645,941
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,101,761	609,052
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,170,037	23,321,432
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	153,280	77,476
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	692,219	400,216
LVIP Clarion Global Real Estate Fund - Service Class	658,656	676,008
LVIP Clarion Global Real Estate Fund - Standard Class	1,238,971	2,044,851
LVIP Delaware Bond Fund - Service Class	2,042,612	2,535,311
LVIP Delaware Bond Fund - Standard Class	6,353,636	27,365,806
LVIP Delaware Diversified Floating Rate Fund - Service Class	1,325,977	947,460
LVIP Delaware Social Awareness Fund - Service Class	4,526,380	1,974,805
LVIP Delaware Social Awareness Fund - Standard Class	62,868,324	57,562,914
LVIP Delaware Special Opportunities Fund - Service Class	5,023,053	4,288,063
LVIP Delaware Special Opportunities Fund - Standard Class	44,162,237	52,489,809
LVIP Delaware Wealth Builder Fund - Service Class	2,204,237	2,086,774
LVIP Delaware Wealth Builder Fund - Standard Class	7,256,772	10,407,829
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,375,476	714,143
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	27,495,300	110,842,043
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	166,474	56,268
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	463,382	97,638
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,657,161	3,386,112
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	943,028	2,837,644
LVIP Global Growth Allocation Managed Risk Fund - Service Class	2,652,919	6,759,628
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	973,555	3,739,334
LVIP Global Income Fund - Service Class	502,441	481,149
LVIP Global Income Fund - Standard Class	486,624	1,098,334
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	2,286,003	6,863,656
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,122,220	5,505,114
LVIP Government Money Market Fund - Service Class	2,451,705	2,930,070
LVIP Government Money Market Fund - Standard Class	6,276,975	12,484,640
LVIP JPMorgan Retirement Income Fund - Service Class	1,028,848	723,964
LVIP JPMorgan Retirement Income Fund - Standard Class	10,934,889	21,653,645
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	399,349	182,205
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	464,916	569,305
LVIP Managed Risk Profile 2010 Fund - Service Class	391,578	255,223
LVIP Managed Risk Profile 2010 Fund - Standard Class	416,349	818,184
LVIP Managed Risk Profile 2020 Fund - Service Class	2,467,203	2,080,640
LVIP Managed Risk Profile 2020 Fund - Standard Class	2,490,426	3,292,185
LVIP Managed Risk Profile 2030 Fund - Service Class	4,376,921	1,252,160
LVIP Managed Risk Profile 2030 Fund - Standard Class	2,249,145	1,392,901
LVIP Managed Risk Profile 2040 Fund - Service Class	4,412,016	2,382,390
LVIP Managed Risk Profile 2040 Fund - Standard Class	753,917	407,543
LVIP Managed Risk Profile 2050 Fund - Service Class	3,091,507	526,268
LVIP Managed Risk Profile 2050 Fund - Standard Class	152,139	339,895
LVIP MFS International Growth Fund - Service Class	70,480	319,525
LVIP MFS Value Fund - Service Class	113,115	448,731
LVIP Mondrian International Value Fund - Service Class	1,427,116	2,026,698
LVIP Mondrian International Value Fund - Standard Class	6,296,194	21,808,730
LVIP SSGA Bond Index Fund - Service Class	894,356	714,457
LVIP SSGA Bond Index Fund - Standard Class	1,527,412	2,183,072
LVIP SSGA Developed International 150 Fund - Service Class	54,305	10,558
LVIP SSGA Emerging Markets 100 Fund - Service Class	2,275,792	682,639
LVIP SSGA Emerging Markets 100 Fund - Standard Class	4,931,350	4,161,831
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	963,650	2,038,495
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	440,458	1,294,068
LVIP SSGA International Index Fund - Service Class	936,619	411,761
LVIP SSGA International Index Fund - Standard Class	1,767,358	1,225,494
LVIP SSGA International Managed Volatility Fund - Service Class	309,471	229,577
LVIP SSGA International Managed Volatility Fund - Standard Class	318,036	409,529
LVIP SSGA Large Cap 100 Fund - Service Class	85,599	196,525

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA S&P 500 Index Fund - Service Class	$7,489,462	$4,128,222
LVIP SSGA S&P 500 Index Fund - Standard Class	11,220,011	36,595,305
LVIP SSGA Small-Cap Index Fund - Service Class	1,747,614	1,614,096
LVIP SSGA Small-Cap Index Fund - Standard Class	3,597,859	7,491,270
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	249,566	208,878
LVIP T. Rowe Price Growth Stock Fund - Service Class	146,494	142,408
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	2,495,079	1,396,349
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,733,856	16,650,438
LVIP Vanguard Domestic Equity ETF Fund - Service Class	4,173,151	1,840,211
LVIP Vanguard International Equity ETF Fund - Service Class	4,080,255	800,055
LVIP Wellington Capital Growth Fund - Service Class	116,524	22,168
LVIP Wellington Mid-Cap Value Fund - Service Class	12,624	60,529
MFS® VIT Total Return Series - Initial Class	389,922	315,674
MFS® VIT Utilities Series - Initial Class	6,604,161	21,896,360
MFS® VIT Utilities Series - Service Class	3,184,401	3,227,144
MFS® VIT II Core Equity Portfolio - Initial Class	328	46
Neuberger Berman AMT Large Cap Value Portfolio - I Class	39,814	2,235
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,136	39,449
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	3,117	7,536
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	6,404	12,228
PIMCO VIT Total Return Portfolio - Administrative Class	3,833,486	3,317,893
Putnam VT Global Health Care Fund - Class IB	5,177	19,952
Templeton Global Bond VIP Fund - Class 2	239,637	707,430
Wells Fargo VT Omega Growth Fund - Class 2	18,553	59,565
Wells Fargo VT Small Cap Growth Fund - Class 2	18,480	39,391

5. Investments

The following is a summary of investments owned at December 31, 2017:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	964,156	$29.25	$28,201,572	$18,040,326
AB VPS International Value Portfolio - Class B	8,147	16.15	131,579	121,459
AB VPS Small/Mid Cap Value Portfolio - Class A	36,111	21.68	782,887	651,111
American Century VP Inflation Protection Fund - Class II	580,506	10.21	5,926,971	6,277,077
American Century VP International Fund - Class I	2,823	12.18	34,378	26,490
American Funds Global Growth Fund - Class 2	4,248,967	30.24	128,488,767	99,324,948
American Funds Growth Fund - Class 2	9,906,955	77.35	766,302,947	592,496,840
American Funds Growth-Income Fund - Class 2	6,267,296	49.71	311,547,272	252,379,967
American Funds International Fund - Class 2	11,706,922	21.63	253,220,718	204,369,951
BlackRock Global Allocation V.I. Fund - Class I	1,296,338	17.26	22,374,800	20,617,856
BlackRock Global Allocation V.I. Fund - Class III	1,072,263	14.84	15,912,378	15,368,204
Delaware VIP® Diversified Income Series - Service Class	4,826,899	10.46	50,489,366	49,991,347
Delaware VIP® Diversified Income Series - Standard Class	8,181,286	10.54	86,230,749	82,359,602
Delaware VIP® Emerging Markets Series - Service Class	84,558	24.97	2,111,408	1,635,745
Delaware VIP® High Yield Series - Service Class	2,525,688	5.18	13,083,065	13,866,477
Delaware VIP® High Yield Series - Standard Class	5,303,849	5.20	27,580,015	29,215,336
Delaware VIP® Limited-Term Diversified Income Series - Service Class	225,501	9.76	2,200,892	2,219,579
Delaware VIP® REIT Series - Service Class	1,818,336	13.46	24,474,802	23,353,346
Delaware VIP® REIT Series - Standard Class	7,449,907	13.49	100,499,243	98,256,608
Delaware VIP® Small Cap Value Series - Service Class	5,894,412	42.52	250,630,403	175,996,681
Delaware VIP® Smid Cap Core Series - Service Class	924,466	29.41	27,188,559	22,814,499
Delaware VIP® Smid Cap Core Series - Standard Class	8,072,404	30.98	250,083,078	186,801,971
Delaware VIP® U.S. Growth Series - Service Class	14,002	11.00	154,018	140,851
Delaware VIP® Value Series - Service Class	1,101,826	31.46	34,663,443	24,579,766
Delaware VIP® Value Series - Standard Class	5,465,779	31.57	172,554,650	111,428,578
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	158,275	13.61	2,154,127	2,130,721
Deutsche Alternative Asset Allocation VIP Portfolio - Class B	156,902	13.59	2,132,298	2,111,090

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Deutsche Equity 500 Index VIP Portfolio - Class A	7,291	$22.19	$161,776	$112,804
Deutsche Small Cap Index VIP Portfolio - Class A	73,971	18.29	1,352,931	1,038,482
Fidelity® VIP Contrafund® Portfolio - Service Class	5,957,526	37.77	225,015,759	165,494,034
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,110,962	37.05	78,211,153	57,871,103
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	27,884	13.99	390,098	392,537
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	3,960	13.94	55,203	55,045
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	48,174	14.61	703,826	704,218
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	354	14.54	5,151	5,137
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	33,291	14.64	487,380	494,793
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	321	14.60	4,682	4,669
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	5,457	22.84	124,640	126,388
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	1,085	22.73	24,664	24,830
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	4,009	21.72	87,077	87,728
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	111	21.65	2,411	2,410
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	3,081	21.61	66,579	66,664
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	3,176	21.52	68,341	68,514
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	3,077	19.47	59,902	60,496
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	2,756	19.42	53,518	53,636
Fidelity® VIP Growth Portfolio - Service Class	1,319,871	73.76	97,353,715	67,337,669
Fidelity® VIP Growth Portfolio - Service Class 2	325,088	72.86	23,685,920	16,876,952
Fidelity® VIP Mid Cap Portfolio - Service Class 2	70,698	37.79	2,671,673	2,136,300
Franklin Income VIP Fund - Class 2	98,350	16.17	1,590,319	1,478,409
Franklin Mutual Shares VIP Fund - Class 2	76,684	20.36	1,561,278	1,358,724
Invesco V.I. Core Equity Fund - Series I Shares	5	36.72	169	136
Invesco V.I. International Growth Fund - Series I Shares	1,110	39.89	44,265	32,745
Janus Henderson Global Research Portfolio - Institutional Shares	7,234	51.20	370,389	230,496
LVIP Baron Growth Opportunities Fund - Service Class	3,577,251	49.07	175,532,107	109,568,285
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	389,720	20.88	8,137,747	6,112,666
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	11,863,982	20.92	248,170,767	186,596,289
LVIP BlackRock Inflation Protected Bond Fund - Service Class	577,168	10.18	5,877,876	6,202,100
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,173,274	10.21	11,977,958	12,836,203
LVIP BlackRock Scientific Allocation Fund - Service Class	869,569	15.58	13,543,542	13,354,624
LVIP BlackRock Scientific Allocation Fund - Standard Class	335,692	15.18	5,096,813	5,019,370
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	95,170	37.29	3,549,066	2,597,780
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,171,028	37.98	234,387,978	131,201,918
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	36,817	14.54	535,397	447,678
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	88,941	14.96	1,330,817	1,165,334
LVIP Clarion Global Real Estate Fund - Service Class	587,296	9.49	5,572,855	4,864,203
LVIP Clarion Global Real Estate Fund - Standard Class	1,017,264	9.59	9,752,512	8,638,770
LVIP Delaware Bond Fund - Service Class	1,913,720	13.61	26,038,074	25,828,416
LVIP Delaware Bond Fund - Standard Class	13,402,679	13.61	182,370,261	173,343,399
LVIP Delaware Diversified Floating Rate Fund - Service Class	475,425	10.16	4,831,270	4,802,313
LVIP Delaware Social Awareness Fund - Service Class	680,792	38.94	26,512,104	24,483,967
LVIP Delaware Social Awareness Fund - Standard Class	14,088,101	39.13	551,295,574	467,529,940
LVIP Delaware Special Opportunities Fund - Service Class	1,031,948	41.32	42,644,233	38,339,121
LVIP Delaware Special Opportunities Fund - Standard Class	11,250,280	41.50	466,909,103	377,386,208
LVIP Delaware Wealth Builder Fund - Service Class	824,503	14.71	12,126,790	11,927,217
LVIP Delaware Wealth Builder Fund - Standard Class	6,715,632	14.72	98,874,254	88,768,877
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	332,334	31.86	10,588,505	10,337,972
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	32,445,910	32.02	1,038,982,937	974,208,152
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	16,703	35.98	600,886	513,129
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	29,892	35.97	1,075,348	994,306
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,235,594	14.29	17,661,584	15,584,667
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	912,711	14.30	13,052,685	11,394,614
LVIP Global Growth Allocation Managed Risk Fund - Service Class	3,001,433	14.76	44,310,159	35,457,091
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,221,157	14.77	18,030,384	14,645,647
LVIP Global Income Fund - Service Class	413,769	11.28	4,668,971	4,720,403
LVIP Global Income Fund - Standard Class	373,607	11.36	4,242,677	4,291,778
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	3,297,234	15.10	49,788,240	40,336,416
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,679,667	15.11	25,371,372	20,665,049
LVIP Government Money Market Fund - Service Class	688,266	10.00	6,882,660	6,882,658
LVIP Government Money Market Fund - Standard Class	3,488,098	10.00	34,880,985	34,880,998

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP JPMorgan Retirement Income Fund - Service Class	525,210	$14.16	$7,437,498	$7,605,060
LVIP JPMorgan Retirement Income Fund - Standard Class	13,217,286	14.16	187,196,416	191,402,611
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	58,633	17.61	1,032,241	878,425
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	98,632	17.74	1,749,239	1,553,950
LVIP Managed Risk Profile 2010 Fund - Service Class	146,436	11.90	1,741,856	1,646,791
LVIP Managed Risk Profile 2010 Fund - Standard Class	250,271	11.90	2,978,727	2,755,302
LVIP Managed Risk Profile 2020 Fund - Service Class	1,208,137	11.91	14,384,082	13,253,223
LVIP Managed Risk Profile 2020 Fund - Standard Class	886,975	11.91	10,563,872	9,803,677
LVIP Managed Risk Profile 2030 Fund - Service Class	2,035,933	11.84	24,101,371	22,245,073
LVIP Managed Risk Profile 2030 Fund - Standard Class	893,960	11.84	10,585,380	9,885,212
LVIP Managed Risk Profile 2040 Fund - Service Class	2,068,327	11.37	23,521,013	21,500,400
LVIP Managed Risk Profile 2040 Fund - Standard Class	284,649	11.40	3,244,715	2,986,692
LVIP Managed Risk Profile 2050 Fund - Service Class	1,056,127	10.88	11,494,884	10,607,117
LVIP Managed Risk Profile 2050 Fund - Standard Class	41,247	10.91	450,092	419,198
LVIP MFS International Growth Fund - Service Class	21,738	17.90	389,085	291,763
LVIP MFS Value Fund - Service Class	47,491	43.06	2,044,913	1,200,342
LVIP Mondrian International Value Fund - Service Class	1,140,550	18.02	20,553,854	19,678,608
LVIP Mondrian International Value Fund - Standard Class	10,288,396	18.03	185,510,064	149,448,738
LVIP SSGA Bond Index Fund - Service Class	344,582	11.23	3,871,035	3,932,703
LVIP SSGA Bond Index Fund - Standard Class	551,607	11.23	6,195,101	6,293,682
LVIP SSGA Developed International 150 Fund - Service Class	17,075	9.39	160,406	147,982
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,228,311	9.93	12,190,988	11,945,063
LVIP SSGA Emerging Markets 100 Fund - Standard Class	2,459,919	9.92	24,409,780	24,585,922
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	1,190,696	12.39	14,755,106	12,881,125
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	518,537	12.39	6,426,742	5,838,293
LVIP SSGA International Index Fund - Service Class	419,387	9.91	4,155,285	3,649,718
LVIP SSGA International Index Fund - Standard Class	472,176	9.91	4,677,371	4,179,919
LVIP SSGA International Managed Volatility Fund - Service Class	72,102	10.00	721,095	630,702
LVIP SSGA International Managed Volatility Fund - Standard Class	93,561	10.00	935,231	804,830
LVIP SSGA Large Cap 100 Fund - Service Class	22,148	13.90	307,749	307,915
LVIP SSGA S&P 500 Index Fund - Service Class	4,776,001	18.38	87,773,337	61,988,282
LVIP SSGA S&P 500 Index Fund - Standard Class	19,840,953	18.39	364,775,924	245,821,620
LVIP SSGA Small-Cap Index Fund - Service Class	530,040	31.72	16,810,228	12,696,183
LVIP SSGA Small-Cap Index Fund - Standard Class	1,381,631	31.73	43,843,312	32,758,515
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	59,118	13.45	794,964	761,614
LVIP T. Rowe Price Growth Stock Fund - Service Class	21,656	42.74	925,498	548,728
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	788,523	25.07	19,766,695	13,812,352
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	7,261,896	25.97	188,584,179	113,212,386
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,127,904	18.79	21,192,196	16,498,660
LVIP Vanguard International Equity ETF Fund - Service Class	1,146,176	11.59	13,278,450	11,479,753
LVIP Wellington Capital Growth Fund - Service Class	3,060	44.73	136,884	119,813
LVIP Wellington Mid-Cap Value Fund - Service Class	10,150	27.78	281,969	150,799
MFS® VIT Total Return Series - Initial Class	57,348	24.70	1,416,491	1,188,407
MFS® VIT Utilities Series - Initial Class	4,331,815	29.50	127,788,547	115,522,549
MFS® VIT Utilities Series - Service Class	1,402,754	28.98	40,651,800	37,618,979
MFS® VIT II Core Equity Portfolio - Initial Class	210	25.21	5,297	4,908
Neuberger Berman AMT Large Cap Value Portfolio - I Class	3,424	16.71	57,210	55,294
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,843	27.79	106,803	91,734
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	11,633	19.58	227,781	168,103
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	5,338	7.24	38,647	62,109
PIMCO VIT Total Return Portfolio - Administrative Class	1,556,825	10.94	17,031,677	17,338,285
Putnam VT Global Health Care Fund - Class IB	2,500	16.44	41,093	36,072
Templeton Global Bond VIP Fund - Class 2	183,235	16.51	3,025,212	3,182,664
Wells Fargo VT Omega Growth Fund - Class 2	2,252	27.91	62,865	56,552
Wells Fargo VT Small Cap Growth Fund - Class 2	29,202	10.18	297,278	238,153

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2017, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	5,528,116	(2,427,629)	3,100,487
AB VPS International Value Portfolio - Class B	3,914	(1,017)	2,897
AB VPS Small/Mid Cap Value Portfolio - Class A	1,746	(4,847)	(3,101)
American Century VP Inflation Protection Fund - Class I	27	(1,705)	(1,678)
American Century VP Inflation Protection Fund - Class II	32,108	(56,784)	(24,676)
American Century VP International Fund - Class I	576	(2,397)	(1,821)
American Funds Global Growth Fund - Class 2	197,242	(379,967)	(182,725)
American Funds Growth Fund - Class 2	679,606	(23,424,893)	(22,745,287)
American Funds Growth-Income Fund - Class 2	246,521	(951,245)	(704,724)
American Funds International Fund - Class 2	1,895,879	(9,074,756)	(7,178,877)
BlackRock Global Allocation V.I. Fund - Class I	71,262	(206,595)	(135,333)
BlackRock Global Allocation V.I. Fund - Class III	88,928	(115,268)	(26,340)
Delaware VIP® Diversified Income Series - Service Class	147,275	(238,275)	(91,000)
Delaware VIP® Diversified Income Series - Standard Class	86,752	(711,805)	(625,053)
Delaware VIP® Emerging Markets Series - Service Class	8,275	(20,242)	(11,967)
Delaware VIP® High Yield Series - Service Class	64,093	(74,048)	(9,955)
Delaware VIP® High Yield Series - Standard Class	57,706	(318,321)	(260,615)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	21,437	(37,146)	(15,709)
Delaware VIP® REIT Series - Service Class	48,693	(98,145)	(49,452)
Delaware VIP® REIT Series - Standard Class	56,354	(4,332,479)	(4,276,125)
Delaware VIP® Small Cap Value Series - Service Class	697,602	(6,325,809)	(5,628,207)
Delaware VIP® Smid Cap Core Series - Service Class	63,228	(64,594)	(1,366)
Delaware VIP® Smid Cap Core Series - Standard Class	100,056	(4,887,191)	(4,787,135)
Delaware VIP® U.S. Growth Series - Service Class	1,363	(7,538)	(6,175)
Delaware VIP® Value Series - Service Class	83,771	(126,558)	(42,787)
Delaware VIP® Value Series - Standard Class	420,766	(4,636,496)	(4,215,730)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	7,192	(71,305)	(64,113)
Deutsche Alternative Asset Allocation VIP Portfolio - Class B	21,230	(31,364)	(10,134)
Deutsche Equity 500 Index VIP Portfolio - Class A	3,982	(7,687)	(3,705)
Deutsche Equity 500 Index VIP Portfolio - Class B	34	(444)	(410)
Deutsche Small Cap Index VIP Portfolio - Class A	13,950	(17,224)	(3,274)
Fidelity® VIP Contrafund® Portfolio - Service Class	173,409	(8,646,296)	(8,472,887)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	74,264	(234,221)	(159,957)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	38,175	—	38,175
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	5,405	—	5,405
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	68,726	—	68,726
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	503	—	503
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	47,436	—	47,436
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	32,875	(32,420)	455
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	12,082	—	12,082
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	2,392	—	2,392
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	8,437	—	8,437
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	6,963	—	6,963
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	6,451	—	6,451
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	6,623	—	6,623
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	5,803	—	5,803
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	5,201	—	5,201
Fidelity® VIP Growth Portfolio - Service Class	5,415,130	(3,510,004)	1,905,126
Fidelity® VIP Growth Portfolio - Service Class 2	158,019	(74,204)	83,815
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,258	(15,974)	(12,716)
Franklin Income VIP Fund - Class 2	8,039	(17,172)	(9,133)
Franklin Mutual Shares VIP Fund - Class 2	6,687	(16,123)	(9,436)
Invesco V.I. Core Equity Fund - Series I Shares	—	(1,540)	(1,540)
Invesco V.I. International Growth Fund - Series I Shares	29	(297)	(268)
Janus Henderson Global Research Portfolio - Institutional Shares	926	(4,527)	(3,601)
LVIP Baron Growth Opportunities Fund - Service Class	499,981	(3,217,580)	(2,717,599)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	47,223	(85,382)	(38,159)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	104,471	(5,351,898)	(5,247,427)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	74,377	(82,010)	(7,633)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	94,387	(306,455)	(212,068)
LVIP BlackRock Scientific Allocation Fund - Service Class	115,302	(107,990)	7,312
LVIP BlackRock Scientific Allocation Fund - Standard Class	22,488	(92,228)	(69,740)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	52,586	(30,601)	21,985
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	159,931	(5,223,432)	(5,063,501)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	14,398	(7,005)	7,393
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	62,873	(37,577)	25,296
LVIP Clarion Global Real Estate Fund - Service Class	49,263	(68,863)	(19,600)
LVIP Clarion Global Real Estate Fund - Standard Class	95,504	(209,337)	(113,833)
LVIP Delaware Bond Fund - Service Class	97,682	(153,614)	(55,932)
LVIP Delaware Bond Fund - Standard Class	70,672	(2,276,720)	(2,206,048)
LVIP Delaware Diversified Floating Rate Fund - Service Class	135,606	(95,259)	40,347
LVIP Delaware Social Awareness Fund - Service Class	76,022	(77,651)	(1,629)
LVIP Delaware Social Awareness Fund - Standard Class	39,666	(3,733,933)	(3,694,267)
LVIP Delaware Special Opportunities Fund - Service Class	44,019	(130,284)	(86,265)
LVIP Delaware Special Opportunities Fund - Standard Class	34,441	(1,344,339)	(1,309,898)
LVIP Delaware Wealth Builder Fund - Service Class	74,130	(104,060)	(29,930)
LVIP Delaware Wealth Builder Fund - Standard Class	35,854	(1,617,557)	(1,581,703)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	50,561	(29,700)	20,861
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,498	(4,090,303)	(4,083,805)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	16,847	(5,452)	11,395
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	46,021	(9,787)	36,234
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	76,104	(202,181)	(126,077)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	35,127	(157,282)	(122,155)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	132,234	(411,901)	(279,667)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	41,312	(228,373)	(187,061)
LVIP Global Income Fund - Service Class	44,397	(37,196)	7,201
LVIP Global Income Fund - Standard Class	41,040	(90,275)	(49,235)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	93,619	(405,483)	(311,864)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	39,108	(321,442)	(282,334)
LVIP Government Money Market Fund - Service Class	246,052	(286,561)	(40,509)
LVIP Government Money Market Fund - Standard Class	2,187,137	(4,225,573)	(2,038,436)
LVIP JPMorgan Retirement Income Fund - Service Class	41,629	(45,781)	(4,152)
LVIP JPMorgan Retirement Income Fund - Standard Class	26,020	(2,134,224)	(2,108,204)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	36,230	(15,840)	20,390
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	40,461	(50,511)	(10,050)
LVIP Managed Risk Profile 2010 Fund - Service Class	27,139	(19,166)	7,973
LVIP Managed Risk Profile 2010 Fund - Standard Class	25,191	(58,372)	(33,181)
LVIP Managed Risk Profile 2020 Fund - Service Class	146,492	(160,904)	(14,412)
LVIP Managed Risk Profile 2020 Fund - Standard Class	155,937	(250,403)	(94,466)
LVIP Managed Risk Profile 2030 Fund - Service Class	291,273	(95,508)	195,765
LVIP Managed Risk Profile 2030 Fund - Standard Class	147,625	(103,946)	43,679
LVIP Managed Risk Profile 2040 Fund - Service Class	313,988	(191,678)	122,310
LVIP Managed Risk Profile 2040 Fund - Standard Class	54,166	(31,982)	22,184
LVIP Managed Risk Profile 2050 Fund - Service Class	241,253	(43,280)	197,973
LVIP Managed Risk Profile 2050 Fund - Standard Class	11,652	(28,377)	(16,725)
LVIP MFS International Growth Fund - Service Class	6,194	(29,676)	(23,482)
LVIP MFS Value Fund - Service Class	2,936	(25,702)	(22,766)
LVIP Mondrian International Value Fund - Service Class	47,116	(102,859)	(55,743)
LVIP Mondrian International Value Fund - Standard Class	130,126	(4,658,792)	(4,528,666)
LVIP SSGA Bond Index Fund - Service Class	70,343	(58,634)	11,709
LVIP SSGA Bond Index Fund - Standard Class	111,764	(176,788)	(65,024)
LVIP SSGA Developed International 150 Fund - Service Class	3,739	(705)	3,034
LVIP SSGA Emerging Markets 100 Fund - Service Class	125,617	(41,286)	84,331
LVIP SSGA Emerging Markets 100 Fund - Standard Class	266,587	(240,341)	26,246
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	36,983	(146,743)	(109,760)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	16,215	(89,364)	(73,149)
LVIP SSGA International Index Fund - Service Class	57,386	(28,317)	29,069
LVIP SSGA International Index Fund - Standard Class	102,658	(73,353)	29,305
LVIP SSGA International Managed Volatility Fund - Service Class	26,124	(19,740)	6,384
LVIP SSGA International Managed Volatility Fund - Standard Class	27,136	(36,505)	(9,369)
LVIP SSGA Large Cap 100 Fund - Service Class	1,819	(8,553)	(6,734)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA S&P 500 Index Fund - Service Class	357,513	(243,044)	114,469
LVIP SSGA S&P 500 Index Fund - Standard Class	163,952	(1,978,145)	(1,814,193)
LVIP SSGA Small-Cap Index Fund - Service Class	83,470	(96,192)	(12,722)
LVIP SSGA Small-Cap Index Fund - Standard Class	137,986	(429,563)	(291,577)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	7,927	(8,976)	(1,049)
LVIP T. Rowe Price Growth Stock Fund - Service Class	6,902	(6,295)	607
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	71,571	(47,983)	23,588
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	365,549	(4,002,660)	(3,637,111)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	224,965	(98,595)	126,370
LVIP Vanguard International Equity ETF Fund - Service Class	327,548	(69,048)	258,500
LVIP Wellington Capital Growth Fund - Service Class	6,075	(1,248)	4,827
LVIP Wellington Mid-Cap Value Fund - Service Class	510	(3,808)	(3,298)
MFS® VIT Total Return Series - Initial Class	15,736	(14,521)	1,215
MFS® VIT Utilities Series - Initial Class	406,098	(6,837,614)	(6,431,516)
MFS® VIT Utilities Series - Service Class	50,084	(88,186)	(38,102)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	15,845	(746)	15,099
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	412	(14,255)	(13,843)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	51	(157)	(106)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	233	(1,448)	(1,215)
PIMCO VIT Total Return Portfolio - Administrative Class	317,780	(287,115)	30,665
Putnam VT Global Health Care Fund - Class IB	—	(776)	(776)
Templeton Global Bond VIP Fund - Class 2	14,491	(36,075)	(21,584)
Wells Fargo VT Omega Growth Fund - Class 2	786	(2,916)	(2,130)
Wells Fargo VT Small Cap Growth Fund - Class 2	263	(1,184)	(921)

The change in units outstanding for the year ended December 31, 2016, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	485,686	(4,430,651)	(3,944,965)
AB VPS International Value Portfolio - Class B	438	(4,346)	(3,908)
AB VPS Small/Mid Cap Value Portfolio - Class A	687	(6,418)	(5,731)
American Century VP Inflation Protection Fund - Class I	25	(224)	(199)
American Century VP Inflation Protection Fund - Class II	14,603	(76,492)	(61,889)
American Century VP International Fund - Class I	941	(642)	299
American Funds Global Growth Fund - Class 2	149,289	(540,620)	(391,331)
American Funds Growth Fund - Class 2	295,786	(30,262,143)	(29,966,357)
American Funds Growth-Income Fund - Class 2	175,738	(912,910)	(737,172)
American Funds International Fund - Class 2	629,686	(14,172,672)	(13,542,986)
BlackRock Global Allocation V.I. Fund - Class I	60,388	(300,656)	(240,268)
BlackRock Global Allocation V.I. Fund - Class III	81,522	(131,677)	(50,155)
Delaware VIP® Diversified Income Series - Service Class	149,923	(212,069)	(62,146)
Delaware VIP® Diversified Income Series - Standard Class	67,768	(953,778)	(886,010)
Delaware VIP® Emerging Markets Series - Service Class	4,520	(16,594)	(12,074)
Delaware VIP® High Yield Series - Service Class	85,693	(84,395)	1,298
Delaware VIP® High Yield Series - Standard Class	106,119	(402,584)	(296,465)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	59,936	(81,669)	(21,733)
Delaware VIP® REIT Series - Service Class	81,721	(59,160)	22,561
Delaware VIP® REIT Series - Standard Class	866,484	(3,060,419)	(2,193,935)
Delaware VIP® Small Cap Value Series - Service Class	1,202,462	(4,943,591)	(3,741,129)
Delaware VIP® Smid Cap Core Series - Service Class	94,205	(62,851)	31,354
Delaware VIP® Smid Cap Core Series - Standard Class	294,278	(5,525,772)	(5,231,494)
Delaware VIP® U.S. Growth Series - Service Class	2,646	(2,082)	564
Delaware VIP® Value Series - Service Class	138,777	(84,453)	54,324
Delaware VIP® Value Series - Standard Class	1,604,527	(2,963,508)	(1,358,981)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	34,619	(72,707)	(38,088)
Deutsche Alternative Asset Allocation VIP Portfolio - Class B	23,589	(17,051)	6,538
Deutsche Equity 500 Index VIP Portfolio - Class A	3,077	(5,984)	(2,907)
Deutsche Equity 500 Index VIP Portfolio - Class B	166	(1)	165
Deutsche Small Cap Index VIP Portfolio - Class A	4,219	(29,904)	(25,685)
Fidelity® VIP Contrafund® Portfolio - Service Class	281,089	(9,926,650)	(9,645,561)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	116,282	(174,542)	(58,260)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Growth Portfolio - Service Class	1,530,570	(8,172,102)	(6,641,532)
Fidelity® VIP Growth Portfolio - Service Class 2	116,090	(64,645)	51,445
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,736	(18,139)	(15,403)
Franklin Income VIP Fund - Class 2	6,970	(28,247)	(21,277)
Franklin Mutual Shares VIP Fund - Class 2	1,695	(22,287)	(20,592)
Invesco V.I. Core Equity Fund - Series I Shares	—	(909)	(909)
Invesco V.I. International Growth Fund - Series I Shares	26	(82)	(56)
Janus Henderson Global Research Portfolio - Institutional Shares	1,035	(2,536)	(1,501)
LVIP Baron Growth Opportunities Fund - Service Class	101,758	(4,957,227)	(4,855,469)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	38,586	(63,983)	(25,397)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	194,150	(6,426,790)	(6,232,640)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class	33,183	(68,112)	(34,929)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	73,300	(162,610)	(89,310)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	89,062	(59,766)	29,296
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	107,492	(429,512)	(322,020)
LVIP BlackRock Scientific Allocation Fund - Service Class	187,048	(44,353)	142,695
LVIP BlackRock Scientific Allocation Fund - Standard Class	56,017	(74,561)	(18,544)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	13,356	(21,367)	(8,011)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	144,023	(6,745,042)	(6,601,019)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	9,764	(14,872)	(5,108)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	46,964	(66,885)	(19,921)
LVIP Clarion Global Real Estate Fund - Service Class	82,193	(70,292)	11,901
LVIP Clarion Global Real Estate Fund - Standard Class	120,606	(223,006)	(102,400)
LVIP Delaware Bond Fund - Service Class	154,079	(127,405)	26,674
LVIP Delaware Bond Fund - Standard Class	236,806	(2,407,317)	(2,170,511)
LVIP Delaware Diversified Floating Rate Fund - Service Class	71,993	(178,286)	(106,293)
LVIP Delaware Social Awareness Fund - Service Class	87,274	(71,134)	16,140
LVIP Delaware Social Awareness Fund - Standard Class	153,568	(4,866,852)	(4,713,284)
LVIP Delaware Special Opportunities Fund - Service Class	90,648	(92,129)	(1,481)
LVIP Delaware Special Opportunities Fund - Standard Class	62,131	(1,558,185)	(1,496,054)
LVIP Delaware Wealth Builder Fund - Service Class	131,971	(56,144)	75,827
LVIP Delaware Wealth Builder Fund - Standard Class	169,767	(2,236,007)	(2,066,240)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	48,819	(35,365)	13,454
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	79,337	(4,933,934)	(4,854,597)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	15,757	(6,598)	9,159
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	17,775	(13,215)	4,560
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	101,122	(234,153)	(133,031)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	43,648	(228,153)	(184,505)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	143,088	(321,716)	(178,628)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	42,821	(272,342)	(229,521)
LVIP Global Income Fund - Service Class	46,499	(45,562)	937
LVIP Global Income Fund - Standard Class	44,150	(140,030)	(95,880)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	161,562	(499,070)	(337,508)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	27,943	(379,166)	(351,223)
LVIP Government Money Market Fund - Service Class	252,964	(263,030)	(10,066)
LVIP Government Money Market Fund - Standard Class	3,330,458	(4,291,304)	(960,846)
LVIP JPMorgan Retirement Income Fund - Service Class	48,428	(60,896)	(12,468)
LVIP JPMorgan Retirement Income Fund - Standard Class	146,032	(2,911,794)	(2,765,762)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	38,583	(15,731)	22,852
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	79,618	(32,355)	47,263
LVIP Managed Risk Profile 2010 Fund - Service Class	26,155	(12,711)	13,444
LVIP Managed Risk Profile 2010 Fund - Standard Class	46,105	(57,373)	(11,268)
LVIP Managed Risk Profile 2020 Fund - Service Class	170,313	(151,811)	18,502
LVIP Managed Risk Profile 2020 Fund - Standard Class	128,539	(257,061)	(128,522)
LVIP Managed Risk Profile 2030 Fund - Service Class	296,197	(145,858)	150,339
LVIP Managed Risk Profile 2030 Fund - Standard Class	127,235	(109,117)	18,118
LVIP Managed Risk Profile 2040 Fund - Service Class	353,478	(176,952)	176,526
LVIP Managed Risk Profile 2040 Fund - Standard Class	39,847	(64,685)	(24,838)
LVIP Managed Risk Profile 2050 Fund - Service Class	256,613	(31,296)	225,317
LVIP Managed Risk Profile 2050 Fund - Standard Class	20,809	(7,568)	13,241
LVIP MFS International Growth Fund - Service Class	1,706	(5,041)	(3,335)
LVIP MFS Value Fund - Service Class	2,962	(25,825)	(22,863)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Mondrian International Value Fund - Service Class	64,048	(81,164)	(17,116)
LVIP Mondrian International Value Fund - Standard Class	283,957	(6,243,944)	(5,959,987)
LVIP SSGA Bond Index Fund - Service Class	143,833	(66,341)	77,492
LVIP SSGA Bond Index Fund - Standard Class	293,295	(168,233)	125,062
LVIP SSGA Developed International 150 Fund - Service Class	1,190	(1,511)	(321)
LVIP SSGA Emerging Markets 100 Fund - Service Class	130,140	(45,463)	84,677
LVIP SSGA Emerging Markets 100 Fund - Standard Class	221,577	(236,591)	(15,014)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	60,515	(182,127)	(121,612)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	24,531	(99,686)	(75,155)
LVIP SSGA International Index Fund - Service Class	72,914	(30,472)	42,442
LVIP SSGA International Index Fund - Standard Class	53,658	(74,981)	(21,323)
LVIP SSGA International Managed Volatility Fund - Service Class	52,021	(424)	51,597
LVIP SSGA International Managed Volatility Fund - Standard Class	87,913	(3,624)	84,289
LVIP SSGA Large Cap 100 Fund - Service Class	4,767	(3,037)	1,730
LVIP SSGA S&P 500 Index Fund - Service Class	465,549	(215,717)	249,832
LVIP SSGA S&P 500 Index Fund - Standard Class	176,232	(2,047,826)	(1,871,594)
LVIP SSGA Small-Cap Index Fund - Service Class	105,907	(79,777)	26,130
LVIP SSGA Small-Cap Index Fund - Standard Class	163,436	(419,650)	(256,214)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	2,978	(5,736)	(2,758)
LVIP T. Rowe Price Growth Stock Fund - Service Class	8,395	(6,750)	1,645
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	59,369	(35,094)	24,275
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	394,274	(5,168,749)	(4,774,475)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	292,064	(61,467)	230,597
LVIP Vanguard International Equity ETF Fund - Service Class	232,987	(131,317)	101,670
LVIP Wellington Capital Growth Fund - Service Class	459	(5,235)	(4,776)
LVIP Wellington Mid-Cap Value Fund - Service Class	894	(3,418)	(2,524)
MFS® VIT Total Return Series - Initial Class	3,645	(10,049)	(6,404)
MFS® VIT Utilities Series - Initial Class	1,248,842	(7,780,810)	(6,531,968)
MFS® VIT Utilities Series - Service Class	68,795	(61,071)	7,724
MFS® VIT II Core Equity Portfolio - Initial Class	—	(106)	(106)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	59	—	59
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	360	(413)	(53)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	129	(715)	(586)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	836	(1,444)	(608)
PIMCO VIT Total Return Portfolio - Administrative Class	224,748	(219,898)	4,850
Putnam VT Global Health Care Fund - Class IB	268	(707)	(439)
Templeton Global Bond VIP Fund - Class 2	6,614	(29,514)	(22,900)
Wells Fargo VT Intrinsic Value Fund - Class 2	20	(8,803)	(8,783)
Wells Fargo VT Omega Growth Fund - Class 2	58	(1,576)	(1,518)
Wells Fargo VT Small Cap Growth Fund - Class 2	817	(1,433)	(616)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account C

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in the related appendix to this opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to this opinion, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2017, the results of its operations and changes in net assets for the periods indicated in the appendix to this opinion, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Variable Account is not required to have, nor were we engaged to perform, an audit of the Variable Account's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since at least 1985, but we are unable to determine the specific year.
Philadelphia, Pennsylvania
April 18, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS International Value Portfolio - Class B	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Inflation Protection Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Inflation Protection Fund - Class II	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP International Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth-Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
BlackRock Global Allocation V.I. Fund - Class III	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Diversified Income Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® High Yield Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Limited-Term Diversified Income Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® REIT Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® REIT Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® Smid Cap Core Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® U.S. Growth Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Value Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Value Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Equity 500 Index VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Small Cap Index VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Income VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Scientific Allocation Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Scientific Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Clarion Global Real Estate Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Bond Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Special Opportunities Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Income Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Government Money Market Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Government Money Market Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2010 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2010 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2020 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2020 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2030 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2030 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2040 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2040 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2050 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Managed Risk Profile 2050 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP MFS International Growth Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP MFS Value Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Developed International 150 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Emerging Markets 100 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Index Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Large Cap 100 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Wellington Mid-Cap Value Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Total Return Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Utilities Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Utilities Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Wells Fargo VT Omega Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Wells Fargo VT Small Cap Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from December 8, 2016 through December 31, 2016.
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from November 14, 2016 through December 31, 2016.
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2017	For the period from November 17, 2017 through December 31, 2017
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2017	For the period from November 20, 2017 through December 31, 2017
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2017	For the period from December 4, 2017 through December 31, 2017
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2017	For the period from December 1, 2017 through December 31, 2017
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2017	For the period from November 17, 2017 through December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2017	For the period from November 28, 2017 through December 31, 2017
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2017	For the period from November 20, 2017 through December 31, 2017
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 22, 2017 through December 31, 2017
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 26, 2017 through December 31, 2017
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from November 17, 2017 through December 31, 2017
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from November 22, 2017 through December 31, 2017
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 20, 2017 through December 31, 2017
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 4, 2017 through December 31, 2017
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from November 16, 2017 through December 31, 2017
Deutsche Equity 500 Index VIP Portfolio - Class B	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Service Class during 2016	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Service Class during 2016	For the year ended December 31, 2016 (the fund merged into LVIP SSGA International Managed Volatility Fund - Service Class during 2016)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	For the year ended December 31, 2016 (the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016)
Wells Fargo VT Intrinsic Value Fund - Class 2	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2016	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2016	For the year ended December 31, 2016 (the fund ceased to be available as an investment option to Variable Account contract owners during 2016)

Lincoln National Variable Annuity Account C
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2017
Statement of Operations - Year ended December 31, 2017
Statements of Changes in Net Assets - Years ended December 31, 2017 and 2016
Notes to Financial Statements - December 31, 2017
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2017 and 2016
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2017, 2016 and 2015
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2017, 2016 and 2015
Consolidated Statements of Cash Flows - Years ended December 31, 2017, 2016 and 2015
Notes to Consolidated Financial Statements - December 31, 2017
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.
(2) Not Applicable
(3)(a) Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(b) Variable Annuity Living Benefits Rider (AR 544) incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(c) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(d) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(e) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(f) Guarantee of Principal death benefit rider (32148 5/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(g) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(h) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(5) Application incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(ii) Amendment No. 4 to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(iii) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Mary Jo Ardington, Associate General Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
B-2

Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Andrea D. Goodrich*	Senior Vice President and Secretary
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Kirkland L. Hicks*	Executive Vice President, Director, and General Counsel
Christine Janofsky*	Senior Vice President, Chief Accounting Officer, and Controller
Keith J. Ryan**	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2018 there were 246,718 contract owners under Account C.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life
B-3

Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
B-4

Item 33.
For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.
SIGNATURES
a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 18th day of April, 2018.

Lincoln National Variable Annuity Account C (Registrant) Multi-Fund® 5 Retirement Annuity
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Ralph R. Ferraro Ralph R. Ferraro (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 18, 2018.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
B-5